                                                                   EXHIBIT 3.3


















                         FRONTIERVISION PARTNERS, L.P.
                     FIRST AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP

















THE LIMITED PARTNERSHIP INTERESTS EVIDENCED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION. SUCH LIMITED PARTNERSHIP INTERESTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND THE APPLICABLE STATE OR FOREIGN SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM. IN ADDITION, TRANSFER OR OTHER DISPOSITION OF SUCH LIMITED PARTNERSHIP INTERESTS IS FURTHER RESTRICTED AS PROVIDED IN THIS AGREEMENT. PURCHASERS OF LIMITED PARTNERSHIP INTERESTS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
ARTICLE I

DEFINED TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE II

ORGANIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     2.1  Formation and Continuation  . . . . . . . . . . . . . . . . . .   11
     2.2  Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     2.3  Place of Business and Office; Registered Agent  . . . . . . . .   11
     2.4  Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     2.5  Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     2.6  Qualification in Other Jurisdictions  . . . . . . . . . . . . .   12

ARTICLE III

PARTNERS AND CAPITAL  . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     3.1  General Partner . . . . . . . . . . . . . . . . . . . . . . . .   13
     3.2  Limited Partners  . . . . . . . . . . . . . . . . . . . . . . .   13
     3.3  Partnership Capital . . . . . . . . . . . . . . . . . . . . . .   15
     3.4  Admission of Additional Limited Partners  . . . . . . . . . . .   17
     3.5  Liability of Partners . . . . . . . . . . . . . . . . . . . . .   19
     3.6  Default in Payment  . . . . . . . . . . . . . . . . . . . . . .   20
     3.7  Nonconforming Partners  . . . . . . . . . . . . . . . . . . . .   23
     3.8  Conversion of Certain Limited Partnership Interests . . . . . .   26
     3.9  Nondisclosure Partners  . . . . . . . . . . . . . . . . . . . .   28
     3.10 Fund Investors; Special Purpose Corporations  . . . . . . . . .   31

ARTICLE IV

DISTRIBUTIONS; ALLOCATION OF PROFITS AND LOSSES . . . . . . . . . . . . .   38
     4.1  Distributions -- General Principles . . . . . . . . . . . . . .   38
     4.2  Amounts and Priority of Distributions . . . . . . . . . . . . .   39
     4.3  Definitions and Rules Relating to Preferred Returns . . . . . .   42
     4.4  Capital Accounts and Adjusted Capital Accounts; Allocations.  .   43
     4.5  Tax Advances  . . . . . . . . . . . . . . . . . . . . . . . . .   48

ARTICLE V

RIGHTS AND DUTIES OF THE GENERAL PARTNER  . . . . . . . . . . . . . . . .   48
     5.1  Management  . . . . . . . . . . . . . . . . . . . . . . . . . .   48
     5.2    Duties and Obligations of the General Partner . . . . . . . .   51
     5.3  Other Businesses of Partners  . . . . . . . . . . . . . . . . .   52
     5.4    Authority of Partners to Deal with Partnership  . . . . . . .   53
     5.5  Partnership Expenses  . . . . . . . . . . . . . . . . . . . . .   53
     5.6  Exculpation and Indemnification.  . . . . . . . . . . . . . . .   54

                                                                          Page
                                                                          ----

ARTICLE VI

THE ADVISORY COMMITTEE  . . . . . . . . . . . . . . . . . . . . . . . . .   55
     6.1  Establishment of the Advisory Committee . . . . . . . . . . . .   55
     6.2  Functions of the Advisory Committee . . . . . . . . . . . . . .   56

ARTICLE VII

TRANSFERABILITY OF GENERAL PARTNER'S INTEREST . . . . . . . . . . . . . .   60
     7.1  Assignment of the General Partner's Interest  . . . . . . . . .   60
     7.2  Removal of the General Partner  . . . . . . . . . . . . . . . .   60
     7.3  Liability of Person Ceasing to be General Partner . . . . . . .   63

ARTICLE VIII

TRANSFERABILITY OF LIMITED PARTNERSHIP INTERESTS  . . . . . . . . . . . .   63
     8.1  Restrictions on Transfers of Interests  . . . . . . . . . . . .   63
     8.2  Assignees . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
     8.3  Substituted Limited Partners  . . . . . . . . . . . . . . . . .   67
     8.4  Incapacity of a Limited Partner; Transfer Procedures  . . . . .   68
     8.5  Transfers During a Fiscal Year  . . . . . . . . . . . . . . . .   69

ARTICLE IX

DISSOLUTION, LIQUIDATION AND
TERMINATION OF THE PARTNERSHIP  . . . . . . . . . . . . . . . . . . . . .   70
     9.1  Dissolution . . . . . . . . . . . . . . . . . . . . . . . . . .   70
     9.2  Liquidation . . . . . . . . . . . . . . . . . . . . . . . . . .   71

ARTICLE X

AMENDMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
     10.1  Adoption of Amendments; Limitations Thereon  . . . . . . . . .   72
     10.2  Amendment of Certificate . . . . . . . . . . . . . . . . . . .   74

ARTICLE XI

CONSENTS, VOTING AND MEETINGS . . . . . . . . . . . . . . . . . . . . . .   74
     11.1  Method of Giving Consent . . . . . . . . . . . . . . . . . . .   74
     11.2  Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
     11.3  Record Dates . . . . . . . . . . . . . . . . . . . . . . . . .   75
     11.4  Submissions to Limited Partners  . . . . . . . . . . . . . . .   75

ARTICLE XII

POWER OF ATTORNEY . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
     12.1  Power of Attorney  . . . . . . . . . . . . . . . . . . . . . .   76

                                                                          Page
                                                                          ----

ARTICLE XIII

RECORDS AND ACCOUNTING; REPORTS; FISCAL AFFAIRS . . . . . . . . . . . . .   77
     13.1  Records and Accounting . . . . . . . . . . . . . . . . . . . .   77
     13.2  Annual Reports . . . . . . . . . . . . . . . . . . . . . . . .   77
     13.3  Tax Information  . . . . . . . . . . . . . . . . . . . . . . .   78
     13.4  Interim Reports  . . . . . . . . . . . . . . . . . . . . . . .   78
     13.5  Partnership Funds  . . . . . . . . . . . . . . . . . . . . . .   79
     13.6  Other Information  . . . . . . . . . . . . . . . . . . . . . .   79

ARTICLE XIV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTNERS . . . . . . . .   79
     14.1  Representations, Warranties and Covenants of the Limited
            Partners  . . . . . . . . . . . . . . . . . . . . . . . . . .   79
     14.2  Representations, Warranties and Covenants of the General
            Partner . . . . . . . . . . . . . . . . . . . . . . . . . . .   80
     14.3  Representations, Warranties and Covenants of All Partners  . .   82

ARTICLE XV

MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   83
     15.1   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .   83
     15.2   GOVERNING LAW; SEPARABILITY OF PROVISIONS . . . . . . . . . .   84
     15.3   JUDICIAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . .   84
     15.4   Entire Agreement  . . . . . . . . . . . . . . . . . . . . . .   84
     15.5   Headings, etc.  . . . . . . . . . . . . . . . . . . . . . . .   84
     15.6   Binding Provisions  . . . . . . . . . . . . . . . . . . . . .   84
     15.7   No Waiver . . . . . . . . . . . . . . . . . . . . . . . . . .   85
     15.8   Reproduction of Documents . . . . . . . . . . . . . . . . . .   85
     15.9   Confidentiality . . . . . . . . . . . . . . . . . . . . . . .   85
     15.10  No Right to Partition . . . . . . . . . . . . . . . . . . . .   85
     15.11  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . .   85
     15.12  Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . .   86
     15.13  Exculpation of Certain Partners . . . . . . . . . . . . . . .   86

























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
                         FRONTIERVISION PARTNERS, L.P.
                     FIRST AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP


            FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF FRONTIERVISION PARTNERS, L.P., dated as of August 11, 1995, among FVP GP, L.P., a Delaware limited partnership, as General Partner, John S. Koo, as the withdrawing limited partner of the Partnership (the "Withdrawing Limited Partner"), and each of those additional parties that shall be admitted as Limited Partners.


                             W I T N E S S E T H:


            FVP GP, L.P., as general partner of the Partnership, and Allan H. Cohen, as a limited partner, entered into an agreement of limited partnership dated as of April 14, 1995 and formed a limited partnership under the laws of the State of Delaware under the name FrontierVision Partners, L.P. John S. Koo was subsequently admitted as a limited partner of the Partnership and, immediately thereafter, Allan H. Cohen withdrew as a limited partner of the Partnership.

            The parties now wish (i) to amend and restate as hereinafter set forth the original agreement of limited partnership; (ii) to admit additional Limited Partners to the Partnership and, immediately after the admission of one such additional limited partner, the Withdrawing Limited Partner shall be deemed to have withdrawn from the Partnership; and (iii) to continue the business of the Partnership.

            In consideration of the mutual covenants and agreements herein made and intending to be legally bound, the parties hereby agree as follows:


                                   ARTICLE I

                                 DEFINED TERMS

            The following defined terms used in this Agreement shall, unless the context otherwise requires, have the meanings specified in this Article I.

            "Adjusted Capital Account" shall mean, with respect to any Partner, the balance in such Partner's Capital Account as of the end of the relevant Fiscal Year or period, adjusted as follows:

            (i) Credit to such Capital Account the sum of (x) any amount which such Partner is obligated or has agreed to contribute (but has not yet contributed) to the Partnership and (y) the amount which such Partner is deemed to be obligated to restore pursuant to the penultimate sentence of Treas. Reg. Section 1.704-2(g)(1) and the penultimate sentence of Treas. Reg. Section 1.704-2(i)(5); and

            (ii) Debit to such Capital Account the items described in subclauses (4), (5) and (6) of Treas. Reg. Section 1.704-1(b)(2)(ii)(d).

            "Advisory Committee" shall mean that committee selected, and performing the functions, as provided in Article VI.

            "Affiliate" of, or a Person "Affiliated" with, a specified Person, shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

            "Agreement" shall mean this First Amended and Restated Agreement of Limited Partnership, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

            "Alien" shall mean a foreign government or its representative.

            "Attributable Limited Partner" shall mean any Limited Partner that is not a Non-Attributable Limited Partner.

            "Attributable Person" shall have the meaning specified in paragraph 14.3.1.

            "Bankruptcy" shall mean, with respect to a Person, (i) that such Person has (A) made an assignment for the benefit of creditors; (B) filed a voluntary petition in bankruptcy; (C) been adjudged bankrupt or insolvent, or had entered against such Person an order of relief in any bankruptcy or insolvency proceeding; (D) filed a petition or an answer seeking for such Person any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation or filed an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding of such nature; or (E) sought, consented to, or acquiesced in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of such Person's properties; (ii) 90 days have elapsed after the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation and such proceeding has not been dismissed; or (iii) 60 days have elapsed since the appointment without such Person's consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of such Person's properties and such appointment has not been vacated or stayed or the appointment is not vacated within 60 days after the expiration of such stay.

            "Capital Account" shall mean the capital account of each Partner as determined and maintained by the Partnership in accordance with paragraph
4.4 hereof.

            "Capital Call Expiration Date" shall have the meaning specified in paragraph 3.3.1(b).

            "Capital Commitment" of a Partner shall mean the amount set forth under the caption "Capital Commitment" opposite the name of such Partner on Schedule A, as it may be amended from time to time pursuant to paragraph 10.1.2, but shall be reduced by the amount, if any, of such Partner's Unused Capital Commitment after the Capital Call Expiration Date.

            "Capital Contributions" of a Partner shall mean the total amount of contributions such Partner has made to the Partnership pursuant to paragraph 3.3.1 as of the date in question, including any Deemed Capital Contribution as provided in paragraph 3.3.1(c).

            "Class A Limited Partner" shall mean any Partner holding a Class A Limited Partnership Interest, including, without limitation, a Special Class A Limited Partner.

            "Class A Limited Partnership Interest" shall mean, with respect to any Partner, the Interest of a Limited Partner designated as a Class A Limited Partnership Interest on Schedule A hereto, including, without limitation, a Special Class A Limited Partnership Interest.

            "Class B Limited Partner" shall mean any Partner holding a Class B Limited Partnership Interest, including, without limitation, a Special Class B Limited Partner.

            "Class B Limited Partnership Interest" shall mean, with respect to any Partner, the Interest of a Limited Partner designated as a Class B Limited Partnership Interest on Schedule A hereto, including, without limitation, a Special Class B Limited Partnership Interest.

            "Class C Limited Partner" shall mean any Partner holding a Class C Limited Partnership Interest.

            "Class C Limited Partnership Interest" shall mean, with respect to any Partner, the Interest of a Limited Partner desig-nated as a Class C Limited Partnership Interest on Schedule A hereto.

            "Class C LP Special Allocation Percentage" shall have the meaning specified in paragraph 4.2.2(b).

            "Cluster" shall have the meaning specified in paragraph 3.10.

            "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor federal income tax code.

            "Communications Act" means the Communications Act of 1934, as amended from time to time.

            "Consent" shall mean the approval of a Person, given as provided in paragraph 11.1, to do the act or thing for which the approval is solicited, or the act of granting such approval, as the context may require. Reference to the Consent of a majority or specified percentage in Interest of the Limited Partners or of a class or classes of Limited Partners shall mean, except as set forth in paragraphs 3.2.4, 3.2.6 and 3.6, the Consent of Limited Partners entitled to approve the act or thing for which approval is solicited in accordance with the terms of this Agreement whose aggregate Capital Commitments represent more than fifty percent (50%) or not less than the specified percentage, as the case may be, of the aggregate Capital Commitments of all such Limited Partners; provided, however, that in determining the giving or withholding of any Consent of the Limited Partners, the Capital Commitments of any Limited Partner who also is the General Partner, any general partner of the General Partner, any shareholder of a corporation that is a general partner of a General Partner or that becomes a General Partner, and any other Affiliate of the General Partner or of any such general partner or shareholder shall not be counted (and, accordingly, shall also be excluded in calculating the aggregate Capital Commitments); and provided, further, that the immediately preceding proviso shall in no event apply to any Class X Limited Partner of the General Partner.

            "Convertible Securities" shall have the meaning specified in paragraph 3.4.2.

            "Deemed Capital Contribution" shall have the meaning specified in paragraph 3.3.1(c).

            "Defaulting Partner" shall have the meaning specified in paragraph 3.6.1.

            "Disposition" of an Investment shall mean the sale, exchange, or other disposition by the Partnership of all or any portion of that Investment, and shall include the receipt by the

Partnership of a liquidating dividend or other like distribution (including such a distribution resulting from a refinancing).

            "Disposition Proceeds" shall mean the proceeds realized from any Disposition less all expenses related thereto as determined in accordance with generally accepted accounting principles consistently applied.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

            "ERISA Partner" shall mean any Limited Partner that is an employee benefit plan subject to ERISA, a "benefit plan investor" within the meaning of the Plan Asset Regulations or a Governmental Plan.

            "Excess Capital Account" shall mean, with respect to a Partner, the excess, if any, of (i) the positive balance of such Partner's Adjusted Capital Account over (ii) such Partner's Priority Capital.

            "Fair Market Value" shall mean the value of Partnership assets and, when the reference so requires, of Investments, as determined from time to time by the General Partner and approved by the Advisory Committee.

            "FCC" means the Federal Communications Commission (or any successor thereto).

            "FCC Disclosure Requirement" shall have the meaning specified in paragraph 3.9.

            "FCC Regulatory Issue" shall mean any event, occurrence or circumstance that would cause the Partnership and/or any Operating Entity to be in violation of the Communications Act or the rules or regulations promulgated thereunder (with or without an actual finding thereof by the FCC).

            "Fiscal Quarter" shall mean the calendar quarter or, in the case of the first and last fiscal quarters, the fraction thereof commencing on the date on which the Partnership is formed under the Partnership Act or ending on the date on which the winding up of the Partnership is completed, as the case may be.

            "Fiscal Year" shall mean the calendar year or, in the case of the first and the last fiscal years, the fraction thereof commencing on the date on which the Partnership is formed under the Partnership Act or ending on the date on which the winding up of the Partnership is completed, as the case may be.

            "FrontierVision Inc." shall mean FrontierVision Inc., a Delaware corporation, which is the general partner of the General Partner.

            "Fund Investor" shall have the meaning specified in paragraph
3.10.

            "General Partner" shall mean FVP GP, L.P., a Delaware limited partnership, and/or any other Person which becomes a successor or additional general partner of the Partnership as provided herein, in such Person's capacity as a general partner of the Partnership.

            "General Partner Partnership Agreement" shall mean the First Amended and Restated Agreement of Limited Partnership of the General Partner, dated as of August 11, 1995, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

            "Governmental Plan" shall mean a "governmental plan" within the meaning of Section 3(32) of ERISA.

            "GP Principal" shall mean any general partner of the General Partner and any shareholder of a corporation that is a general partner of a General Partner or that becomes a General Partner, and shall include James C. Vaughn and John S. Koo.

            "GP Reduction Percentage" shall have the meaning specified in paragraph 4.2.2(a)(ii).

            "GP Special Allocation Percentage" shall have the meaning specified in paragraph 4.2.2(a).

            "Incapacity" shall mean, as to any Person, (i) the adjudication of incompetence or insanity of such Person, or the Bankruptcy of such Person, or
(ii) the death, dissolution or termination (other than by merger or consolidation), as the case may be, of such Person.

            "Indemnitee" shall have the meaning specified in paragraph 5.6.1.

            "Initial Offering Expiration Date" shall mean the date which is the earlier of (i) October 31, 1995 and (ii) the date on which the General Partner shall have given written notices of capital calls pursuant to paragraph 3.3.1(a) of this Agreement and/or requests for Loans pursuant to
Section 1.7(a) of the Purchase Agreement in an aggregate amount exceeding $15 million; provided, however, that such date may be extended by the General Partner with the approval of seventy-five percent (75%) of the members of the Advisory Committee.

            "Interest" shall mean the entire interest(s) of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with all the terms and provisions of this Agreement.

            "Investment" shall have the meaning specified in paragraph 2.4.

            "JPMIC" shall mean J.P. Morgan Investment Corporation, a Delaware corporation.

            "Junior Subordinated Notes" shall have the meaning specified in the Purchase Agreement.

            "Koo Employment Agreement" shall mean the employment agreement, dated as of April 17, 1995, by and between the Partnership and John S. Koo, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

            "Koo Termination Event" shall have the meaning specified in paragraph 4.2.2(d).

            "Limited Partner" shall mean any Person that is a limited partner of the Partnership at the time of reference thereto, in such Person's capacity as a limited partner of the Partnership.

            "Limited Partnership Interests" shall mean, collectively, the Class A Limited Partnership Interests, the Class B Limited Partnership Interests and the Class C Limited Partnership Interests and such other classes or series of Interests of Limited Partners as may from time to time be created and issued in accordance with the terms of this Agreement.

            "Liquidating Trustee" shall mean the General Partner or, if there is none, a Person selected by a majority in Interest of the Attributable Class A Limited Partners, to act as a liquidating trustee as provided in paragraph 9.2.1.

            "Loan" shall have the meaning specified in the Purchase Agreement.

            "Loan Amount" of a Partner shall mean the aggregate amount such Partner is required to loan to the Partnership pursuant to the Purchase Agreement.

            "Net Profits" and "Net Losses" for any Fiscal Year or other period shall mean, respectively, an amount equal to the Partnership's income or loss for such Fiscal Year or period, as computed for federal income tax purposes with the following adjustments:

            (i) Any income of the Partnership which is exempt from federal income tax shall increase such taxable income or shall reduce such loss;

            (ii) Any expenditures of the Partnership which are described in Code Section 705(a)(2)(B), or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treas. Reg. Section 1.704-1(b)(2)(iv)(h)(i)(1), shall reduce such taxable income or shall increase such loss;

            (iii) Any item which is specially allocated pursuant to paragraphs 4.4.4 or 4.4.5 hereof shall not be taken into account in computing such income or loss;

            (iv) For purposes of computing gain or loss (whether realized by reason of a sale or distribution) and depreciation and amortization, the basis of any property shall be equal to the amount shown on the Partnership's books; and

            (v) Any deemed gain or deemed loss for book purposes resulting from the distribution of appreciated or depreciated property, or the adjustment of the value of such property on the Partnership's books, shall be taken into account in computing such income or loss.

            "Non-Attributable Limited Partner" shall have the meaning specified in paragraph 3.2.4.

            "Nonconforming Partner" shall have the meaning specified in paragraph 3.7.

            "Nondisclosure Information" shall have the meaning specified in paragraph 3.9.

            "Nondisclosure Partner" shall have the meaning specified in paragraph 3.9.

            "Nonrecourse Deductions" shall have the meaning set forth in Treas. Reg. Section 1.704-2(b).

            "Notes" shall have the meaning specified in the Purchase
Agreement.

            "Operating Entity" shall mean any partnership, limited liability company, corporation or other entity formed or controlled, directly or indirectly, by the Partnership to carry out the purposes of the Partnership as set forth in paragraph 2.4.

            "Partner" shall mean the General Partner or any of the Limited Partners and "Partners" shall mean the General Partner and all of the Limited Partners.

            "Partner Nonrecourse Deduction" shall have the meaning set forth in Treas. Reg. Section 1.704-2(i).

            "Partner Nonrecourse Loan" shall mean a loan made to, or credit arrangement for the benefit of, the Partnership by a Partner or by a person related to a Partner (as defined in Treas. Reg. Section 1.752-4(b)) which by its terms exculpates the Partners from personal liability on the debt, but under which such Partner or related person bears the ultimate economic risk of loss within the meaning of Treas. Reg. Section 1.752-2.

            "Partnership" shall mean the limited partnership governed hereby, as such limited partnership may from time to time be constituted.

            "Partnership Act" shall mean the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. Section 17-101, et seq., as amended from time to time, and any successor to said Act.

            "Partnership Minimum Gain" shall have the meaning set forth in Treas. Reg. Section 1.704-2(d).

            "Person" shall mean any individual, partnership (general or limited), corporation, unincorporated organization or association, limited liability company, trust or other entity.

            "Plan Asset Regulations" shall mean the regulations issued by the U.S. Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the Code of Federal Regulations, as such regulations may be amended from time to time.

            "Priority Capital" shall mean, with respect to a Partner at any particular time, the sum of (i) the excess of (x) such Partner's 12% Preferred Return over (y) the unpaid principal of, and the accrued and unpaid interest on, such Partner's Senior Subordinated Notes and (unless they are treated as equity for federal income tax purposes pursuant to paragraph 4.4.8(b)) Junior Subordinated Notes, plus (ii) such Partner's Unused Capital Commitment.

            "Priority Capital Account" shall mean, with respect to a Partner, the excess, if any, of the balance of such Partner's Adjusted Capital Account over such Partner's Unrecouped Capital Contributions.

            "Purchase Agreement" shall mean the Limited Partnership Interest and Notes Purchase Agreement dated as of July 28, 1995, by and between the Partnership, the General Partner and the Class A and Class B Limited Partners.

            "Regulation Y Limited Partner" shall have the meaning specified in paragraph 3.8.6.

            "Regulatory Disability" shall have the meaning specified in paragraph 3.6.6.

            "Repurchase Amount" shall have the meaning specified in paragraph 3.9.4.

            "Repurchase Payments" shall have the meaning specified in paragraph 3.9.3(e).

            "Required Transfer Date" shall have the meaning specified in paragraph 8.4.1.

            "Senior Subordinated Notes" shall have the meaning specified in the Purchase Agreement.

            "SPC" shall have the meaning specified in paragraph 3.10.

            "Special Class A Limited Partner" and "Special Class B Limited Partner" shall mean any Class A or Class B Limited Partner holding a Special Class A or Special Class B Limited Partnership Interest.

            "Special Class A Limited Partnership Interest" and "Special Class B Limited Partnership Interest" shall mean any Class A Limited Partnership Interest or Class B Limited Partnership Interest designated as "Special" on Schedule A hereto.

            "Substituted Limited Partner" shall mean any Person admitted to the Partnership as a Limited Partner pursuant to the provisions of paragraph 8.3.

            "Tax Advances" shall have the meaning specified in paragraph 4.5.

            "Transfer" shall have the meaning specified in paragraph 8.1.1.

            "Treas. Reg." and "Regulations" shall mean the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

            "12% Preferred Return" shall have the meaning specified in paragraph 4.3.1.

            "Unrecouped Capital Contributions" shall mean, with respect to a Partner, the amount of such Partner's Capital Commitment less the cumulative amount of distributions made pursuant to paragraphs 4.2.1(a) and 9.2.4(ii) (but only to the extent in accordance with paragraph 4.2.1(a)) to such Partner.

            "Unused Capital Commitments" shall have the meaning specified in paragraph 3.3.2.

            "UVC Closing" shall mean the closing of the acquisition by the Partnership of the cable television systems owned and operated by United Video Cablevision, Inc. in the States of Maine and Ohio.

            "Vaughn Employment Agreement" shall mean the employment agreement, dated as of April 17, 1995, by and between the Partnership and James C. Vaughn, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

            "Vaughn Expiration Date" shall have the meaning specified in paragraph 7.2.1.

            "Vaughn Termination Event" shall have the meaning specified in paragraph 4.2.2(c).


                                  ARTICLE II

                                 ORGANIZATION

            2.1 Formation and Continuation. The parties have formed and hereby continue the Partnership as a limited partnership pursuant to the provisions of the Partnership Act. The rights and liabilities of the Partners shall be as provided in the Partnership Act, except as herein otherwise expressly provided.

            2.2 Name. The name of the Partnership heretofore formed and hereby continued is FrontierVision Partners, L.P. However, the business of the Partnership may be conducted, upon compliance with all applicable laws, under any other name designated in writing by the General Partner to the Limited Partners, provided such name contains the words "limited partnership" or the abbreviation "L.P."

            2.3 Place of Business and Office; Registered Agent. The Partnership shall maintain a registered office in the State of Delaware at c/o The Prentice-Hall Corporation System, Inc., 32 Loockerman Square, Suite L-100, Dover, Kent County, Delaware 19904. The Partnership shall maintain its principal office at 1777 South Harrison Street, Suite P200, Denver, Colorado 80210. The General Partner may at any time change the location of the Partnership's offices and may establish additional offices. Notice of any such change shall be given to the Limited Partners. The name and address of the Partnership's registered agent for service of process on the Partnership in the State of Delaware is The Prentice-Hall Corporation System, Inc., 32 Loockerman Square,

Suite L-100, Dover, Kent County, Delaware 19904 or such other agent as the General Partner may from time to time designate.

            2.4 Purpose. The principal purpose of the Partnership is to acquire, invest in, own, finance, operate, improve, develop, maintain, promote, sell, dispose of and otherwise exploit cable television systems and properties and interests therein ("Investments") and to conduct related businesses and activities (including, without limitation, telephony and other communications businesses and activities that are related to the Partnership's cable television businesses and activities), in each case, directly or indirectly through other entities, alone or with others. The Partnership may engage in any and all activities, and shall have the power to do any and all acts, necessary, desirable or incidental to the accomplishment of the foregoing. Without limiting the generality of the foregoing, (i) the Partnership shall have any and all of the powers that may be exercised by the General Partner on behalf of the Partnership pursuant to Article V and (ii) the Partnership, and the General Partner on behalf of the Partnership, may enter into and perform the Purchase Agreement without any further act, vote or approval of any Partner.

            2.5 Term. The term of the Partnership commenced on April 17, 1995, and shall continue in full force and effect until June 30, 2002, which period (i) may be extended by the General Partner for up to two additional one-year periods from such date if the General Partner determines, in each instance, that such extension is in the best interests of the Partnership and the Advisory Committee approves such extension and (ii) shall be extended by the General Partner for up to two additional one-year periods from such date if the Advisory Committee requests such extension, in each case not later than thirty (30) days prior to the last day of the term, as then extended, or until dissolution prior thereto pursuant to the provisions hereof.

            2.6 Qualification in Other Jurisdictions. The General Partner shall cause the Partnership to be qualified or registered under assumed or fictitious names or foreign limited partnership statutes or similar laws in any jurisdiction in which the Partnership owns property or transacts business to the extent, in the reasonable judgment of the General Partner, such qualification or registration is necessary or advisable in order to protect the limited liability of the Limited Partners or to permit the Partnership lawfully to own property or transact business. The General Partner shall have the power and authority to execute, file and publish all such certificates, notices, statements or other instruments, and any and all amendments thereto, necessary to permit the Partnership to conduct business as a limited partnership in all jurisdictions where the Partnership elects to do business.

                                  ARTICLE III

                             PARTNERS AND CAPITAL

            3.1  General Partner.

            3.1.1 The General Partner shall be FVP GP, L.P. and/or any other Person which becomes a successor or additional General Partner as provided herein. The name(s), address(es) and Capital Commitment(s) of the General Partner(s) are set forth in Schedule A hereto, as amended from time to time. The Capital Commitment(s) of the General Partner(s) shall at all times be an amount equal to not less than one percent (1%) of the total Capital Commitments of all Partners, including the General Partner(s), and shall be payable on the same terms as provided herein with respect to the Class A and Class B Limited Partners.

            3.1.2 No General Partner, as such, shall be required to lend any funds to the Partnership, except as provided in the Purchase Agreement, or to make any payment to the Partnership with respect to its Capital Commitment that exceeds its Unused Capital Commitment as of the date of the payment.


            3.2  Limited Partners.

            3.2.1 The names, addresses, class of Interests owned and Capital Commitments of the Limited Partners are set forth in Schedule A hereto, as the same may be amended from time to time in accordance with this Agreement. On the date hereof, each Person listed as a Limited Partner on the Schedule A hereto which is dated as of the date hereof shall, upon the execution and delivery by such Limited Partner of a counterpart of this Agreement, be admitted to the Partnership as a Limited Partner. Upon the admission of any such Person as a Limited Partner of the Partnership, the Withdrawing Limited Partner shall be deemed to have withdrawn from the Partnership.

            3.2.2 Any Partner may lend money to, borrow money from, act as surety, guarantor or endorser for, guarantee or assume one or more specific obligations of, provide collateral for, and transact other business with, the Partnership, and shall have the same rights and obligations with respect thereto as a Person who is not a Partner. However, no Limited Partner shall be required to lend any funds to the Partnership, except as provided in the Purchase Agreement, or to make any payment to the Partnership with respect to its Capital Commitment that exceeds its Unused Capital Commitment as of the date of the payment.

            3.2.3 No Limited Partner shall participate in the control of the business of the Partnership, and no Limited

Partner shall have any right or authority to act for or bind the Partnership.

            3.2.4 Any Limited Partner may, upon notice to the General Partner, elect to be, any Limited Partner may, pursuant to paragraph 3.7.3(a), be deemed to be, and any Limited Partner that is an Alien or Nondisclosure Partner automatically shall be, a "Non-Attributable Limited Partner", in which case, such Limited Partner shall be subject to the restrictions set forth in this paragraph 3.2.4. In addition to, and not in limitation of, the restrictions set forth in paragraph 3.2.3, and notwithstanding anything in this Agreement or any other agreement between the Partnership and any of the Partners to the contrary, no Non-Attributable Limited Partner shall have any involvement in any material respect in the management or operation of any of the Partnership's cable television enterprises. In particular, but without limitation, no Non-Attributable Limited Partner shall:

               (i)      serve as a General Partner;

               (ii) act as an employee, agent or independent contractor of the Partnership in any function or capacity which directly or indirectly relates to the Partnership's FCC regulated activities, or perform any service materially related to such activities, other than as a lender or surety;

               (iii) communicate with the General Partner or any FCC regulated entity in which the Partnership holds an interest on matters pertaining to the day-to-day operations of any FCC regulated entity or be entitled to vote on such matters;

               (iv) vote on the admission of a new general partner unless such vote is subject to veto by the existing General Partner, if any (and in furtherance, and not in limitation, of the foregoing, each Non-Attributable Limited Partner hereby agrees that it shall not be a Limited Partner for purposes of a vote to select a new general partner of the Partnership pursuant to Section 17-801(3) of the Partnership Act); or

               (v) vote to remove the General Partner unless the General Partner is (A) subject to bankruptcy proceedings as described in
     Section 17-402(a)(4)-(5) of the Partnership Act; (B) adjudicated incompetent by a court of competent jurisdiction; or (C) found by a neutral arbiter to have engaged in malfeasance, criminal conduct or wanton or willful neglect.

The foregoing restrictions apply to the constituent Persons (e.g., directors, officers, partners) of any Non-Attributable Limited Partner that is not a natural person. The foregoing provisions of this paragraph 3.2.4 are intended to assure adequate insulation for purposes of the attribution rules of the FCC as described in the FCC's Attribution Reconsideration Order, 58 R.R.2d 604
(1985), and Further Attribution Reconsideration Order, 1 FCC Rcd 802 (1986), and shall be interpreted and applied in a manner consistent with this purpose. Except as set forth in this paragraph 3.2.4, or otherwise expressly provided in this Agreement, an Interest held by a Non-Attributable Limited Partner shall be identical in all respects to other Limited Partnership Interests of the same class. Any election made by a Limited Partner to be treated as a Non-Attributable Limited Partner shall be revocable only with the Consent of the General Partner and the approval of the Advisory Committee.

            3.2.5 Unless admitted to the Partnership as a General Partner or a Limited Partner, as provided in this Agreement, no Person shall be considered a Partner. The Partnership and the General Partner need deal only with Persons so admitted as Partners. Any distribution by the Partnership to the Person shown on the Partnership records as a Partner or to its legal representatives, or to the assignee of the right to receive Partnership distributions as provided herein, shall relieve the Partnership and the General Partner of all liability to any other Person who may be interested in such distribution by reason of any other assignment by the Partner or by reason of the Partner's Incapacity, or for any other reason.

            3.2.6 The General Partner or any Affiliate of the General Partner may also be a Limited Partner, upon acquiring the Interest of a Limited Partner or otherwise; provided, however, that neither the General Partner, any general partner of the General Partner, any shareholder of a corporation that is a general partner of a General Partner or that becomes a General Partner nor any other Affiliate of the General Partner shall be entitled to participate in any Consent of the Limited Partners, and the Capital Commitment applicable to the Interest of the General Partner as a Limited Partner and of any such Affiliate as a Limited Partner shall not be counted in any computations required in any such Consent; and provided, further, that the immediately preceding proviso shall in no event apply to any Class X Limited Partner of the General Partner.

            3.3  Partnership Capital.

            3.3.1 (a) Each Partner shall make payments from time to time with respect to its Capital Commitment, on the date specified in a written notice given by the General Partner, which date shall be not less than twenty
(20) days nor more than thirty (30) days after such notice has been given. Each such notice shall require the prior approval of the Advisory Committee. Each such notice shall state the amount being requested from the Partner to whom such notice is given and the total amount being requested from all Partners and that such payment is required (x) in connection with an Investment (in which case such notice also shall indicate the anticipated closing date of such Investment, the identity of the Investment and a brief description of the nature of the Investment and the business to which it relates), (y) to pay Partnership expenses in accordance with paragraph 5.5.1 or (z) to perform the Partnership's obligations under any guaranty given by the Partnership or borrowings made by the Partnership as permitted under paragraph 5.1.2 (in which case such notice shall also indicate the anticipated date of performance and the Investment, if any, to which such guaranty or borrowings relate). No Partner, as such, shall be required to make any payment with respect to its Capital Commitment that
(i) exceeds such Partner's Unused Capital Commitment at the time of payment or
(ii) relates to a capital call made subsequent to the Capital Call Expiration Date. The aggregate payments required to be made by the Partners pursuant to this paragraph 3.3.1(a) shall be called by the General Partner and shall be paid by the Partners in proportion to their respective Unused Capital Commitments.

               (b)      No such notice of a capital call pursuant to paragraph
(a) above may be given after June 30, 1997; provided, however, that such date may be extended by the General Partner for up to one additional year, if the General Partner determines that such extension is in the best interests of the Partnership and the Advisory Committee unanimously approves such extension not later than May 31, 1997. (Such expiration date, as extended, is herein referred to as the "Capital Call Expiration Date".) Unless the Advisory Committee shall otherwise approve, (i) no notice of a capital call pursuant to paragraph (a) above shall be given for an aggregate amount from all Partners that, together with requests for Loans pursuant to the Purchase Agreement being made at the same time, is less than $5,000,000 and (ii) notices of capital calls and requests for Loans shall not be given more frequently than once every two months.

               (c) JPMIC shall be deemed to have made payments with respect to its Capital Commitment from time to time (each a "Deemed Capital Contribution") in an amount equal to 3.0 percent of the payments made in respect of their Capital Commitments by all Limited Partners (other than JPMIC) that are admitted to the Partnership on or before the Initial Offering Expiration Date, by their transferees and, in the case of a Fund Investor that owns a SPC that is admitted to the Partnership on or before the Initial Offering Expiration Date, by any other SPC of that Fund Investor.
Accordingly, whenever payments are required to be made by the Partners pursuant to paragraph 3.3.1(a), the amount JPMIC actually will be required to pay will be its proportionate share (based on respective Unused Capital Commitments) reduced by the amount of its Deemed Capital Contribution.

            3.3.2 The "Unused Capital Commitment" of a Partner as of a date means the amount of such Partner's Capital Commitment reduced by the amount of all Capital Contributions made, or deemed to have been made, by that Partner pursuant to paragraph 3.3.1 as of that date.

            3.3.3 No Partner shall be paid interest on any Capital Contribution to the Partnership or on such Partner's Capital Account.

            3.3.4 No Partner shall have any right to demand the return of its Capital Contributions, other than upon dissolution of the Partnership pursuant to Article IX.

            3.3.5 No Partner shall have the right to demand or receive property other than cash in return for its Capital Contributions, subject, however, to the provisions of paragraph 3.10.

            3.4  Admission of Additional Limited Partners.

            3.4.1  Subject to the limitations set forth in this paragraph
3.4.1 and in paragraphs 3.4.2 and 3.4.3 below, the General Partner, with the approval of the Advisory Committee (but without the approval of the Limited Partners), is authorized to cause the Partnership to admit additional Limited Partners to the Partnership or to permit any existing Limited Partner to increase its Capital Commitment or to create and issue such additional classes or series of Limited Partnership Interests, having such designations, preferences and relative, participating or other special rights, powers and duties, as the General Partner, with the approval of the Advisory Committee, shall determine, including, without limitation: (i) the right of any such class or series of Limited Partnership Interest to share in Partnership distributions; (ii) the allocation to any such class or series of Limited Partnership Interest of items of Partnership income, gains, losses and deductions; (iii) the rights of any such class or series of Limited Partnership Interest upon dissolution or liquidation of the Partnership; and
(iv) the right of any such class or series of Limited Partnership Interest to vote on matters relating to the Partnership and this Agreement; provided, however, that without the Consent of a majority in Interest of the Class A Limited Partners, (x) the holders of such newly issued Limited Partnership Interests (other than Class A or Class B Limited Partnership Interests) shall not have the right to vote with the Class A Limited Partners or Class B Limited Partners on any matter as to which such Limited Partners have a class vote and shall not have any class or other special voting or "blocking" rights and (y) the rights to allocations and distributions and other economic rights associated with such newly issued Limited Partnership Interests shall not be senior in any respect to (but may be pari passu with or junior to) such rights as are associated with the Class A and Class B Limited Partnership Interests; and provided, further, that without the consent of JPMIC, no additional Limited Partner shall be admitted to the Partnership if, as a result of such admission, the Partnership would have more than 44 Limited Partners, plus two additional SPCs for each Fund Investor. Upon the issuance pursuant to this paragraph 3.4.1 of any class or series of Limited Partnership Interest or the increase in any Capital Commitment of an existing Limited Partner, the General Partner (pursuant to the General Partner's power of attorney from the Limited Partners), with the approval of the Advisory Committee, but without the approval of any Limited Partner, may amend any provision of this Agreement, and execute, swear to, acknowledge, deliver, file and record, if required, such documents, to the extent necessary or desirable to reflect the admission of any additional Limited Partner to the Partnership or the increase in any existing Limited Partner's Capital Commitment to the Partnership or the authorization and issuance of such class or series of Limited Partnership Interest, and the related rights and preferences thereof.

            3.4.2 Subject to paragraph 3.4.4, until the Capital Commitments of all of the Class A and Class B Limited Partners have been fully drawn upon or have expired, without the Consent of a majority in Interest of the Class A Limited Partners, the General Partner shall not, and shall not have the power or authority to, issue, sell or grant Limited Partnership Interests in the Partnership or warrants, options or other rights to purchase Limited Partnership Interests in the Partnership or securities convertible into or exchangeable for Limited Partnership Interests in the Partnership (collectively, the "Convertible Securities") or permit any Limited Partner to increase its Capital Commitment to the Partnership.

            3.4.3 Subject to paragraph 3.4.4, after the Capital Commitments of all of the Class A and Class B Limited Partners have been fully drawn upon or have expired, each Class A and Class B Limited Partner shall have the right, on the same terms as those proposed for the issuance of any additional Limited Partnership Interests (or any Convertible Securities) or any increase in a Limited Partner's Capital Commitment and during a reasonable period of time no less than 30 days after the General Partner has given notice to each Limited Partner of such proposed action, to (i) purchase its pro rata share of any such additional Limited Partnership Interests (or Convertible Securities) based on the ratio that such Limited Partner's Capital Commitment bears to the aggregate Capital Commitments of all Partners as of the date of the notice from the General Partner of the proposed issuance of additional Limited Partnership Interests (or Convertible Securities) or (ii) increase its Capital Commitment in an amount equal to the percentage which such Limited Partner's Capital Commitment bears to the Capital Commitment of all Partners as of the date of the notice from the General Partner of the proposed increase of any Limited Partner's Capital Commitment, as the case may be. At the option of each Partner, the right of such Partner granted under this paragraph 3.4.3 shall be exercisable for nonvoting Limited Partnership Interests (or Convertible Securities relating thereto).

            3.4.4  The restrictions and limitations of paragraphs 3.4.2 and
3.4.3 shall not apply to: (i) the issuance or sale of Class A or Class B Limited Partnership Interests to new Limited Partners on or prior to the Initial Offering Expiration Date or the increase on or prior to the Initial Offering Expiration Date by any existing Class A or Class B Limited Partner of its Capital Commitment to the Partnership until, after giving effect to (x) the aggregate Capital Commitments of such additional Limited Partners, (y) such increased Capital Commitments of existing Limited Partners and (z) the aggregate Capital Commitments of the then Partners, the aggregate amount of the Capital Commitments of all Partners equals $17,171,717; (ii) the issuance or grant of Class C Limited Partnership Interests to employees of the Partnership or of any Operating Entity or subsidiary of the Partnership; (iii) the issuance or sale of Limited Partnership Interests to a seller or its designee in connection with the Partnership's acquisition of one or more cable television systems or properties or interests therein or any assets thereof;
(iv) the issuance of Class A or Class B Limited Partnership Interests upon conversion of Class B or Class A Limited Partnership Interests; (v) the issuance of Limited Partnership Interests pursuant to the terms of Convertible Securities which shall have been issued, sold or granted in compliance with paragraphs 3.4.1 through 3.4.3; and (vi) any increase in the Capital Commitments and Loan Amounts of the Limited Partners in accordance with paragraph 3.6.4.

            3.4.5 No additional Limited Partner shall be admitted to the Partnership pursuant to this paragraph 3.4 unless and until the conditions of paragraph 8.1.3(i)-(v) are satisfied (with such conditions being interpreted as applying to the admission of an additional Limited Partner rather than to a Transfer) and such prospective additional Limited Partner has executed a counterpart of this Agreement.

            3.4.6 Each Limited Partner hereby consents to the admission to the Partnership of any additional Limited Partner in accordance with the provisions of this paragraph 3.4 and to the issuance to any such Person of Limited Partnership Interests.

            3.5  Liability of Partners.

            3.5.1 In no event shall any Limited Partner (or former Limited Partner) have any liability for the repayment or discharge of the debts and obligations of the Partnership (although its share of any undistributed assets and profits of the Partnership shall be available for such repayment or discharge) or, subject to paragraph 3.5.2, be obligated to make any contribution to the Partnership in addition to its Unused Capital Commitment; provided, however, that such Limited Partner shall be liable to the Partnership for its Unused Capital Commitment to the extent a call for a payment is made in accordance with paragraph 3.3.1 and for its Loan Amount to the extent a call for payment is made in accordance with Section 1.7 of the Purchase Agreement.

            3.5.2 In accordance with the Partnership Act, a limited partner of a partnership may, under certain circumstances, be required to return to such partnership, for the benefit of partnership creditors, amounts previously wrongfully distributed to such partner. It is the intent of the Partners that no distribution to any Limited Partner pursuant to paragraph 4.2.1 shall be deemed to be a return of money or other property paid or distributed in violation of the Partnership Act. The payment or distribution of any such money or other property to a Limited Partner shall be deemed to be a compromise within the meaning of Section 17-502(b) of the Partnership Act and, except as otherwise provided by applicable law, the Limited Partner receiving any such money or property shall not be required to return any such money or property to the Partnership or any creditor of the Partnership. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Limited Partner is obligated to make any such payment, such obligation shall be the obligation of such Limited Partner and not of the General Partner.

            3.5.3 Neither the General Partner nor any of its Affiliates shall have any liability to any Limited Partner in respect of any amounts outstanding in the Capital Account of a Limited Partner, including, but not limited to, Capital Contributions.

            3.6  Default in Payment.

            3.6.1 In the event any Partner shall default in any payment with respect to its Capital Commitment when required to be made, or shall fail to make any Loan when required to be made under the Purchase Agreement, other than as a result of a Regulatory Disability (as such term is defined in paragraph 3.6.6), and shall fail to make such payment or Loan within ten (10) days after notice of default shall be given it by the General Partner (a "Default Notice"), then such Partner shall be a defaulting Partner (a "Defaulting Partner"), and the General Partner, with the approval of the Advisory Committee, may elect to have any or all of the following provisions of this paragraph 3.6.1 apply:

               A Defaulting Partner: (i) in addition to, and not in limitation of, the restrictions on Transfer set forth in this Agreement, shall not be entitled to Transfer such Defaulting Partner's Interest without the written consent of the General Partner and the approval of the Advisory Committee, such consent and approval to be given or withheld by the General Partner and the Advisory Committee in each of its sole discretion; (ii) shall not be entitled (but may be required) to make further payments with respect to its

     Capital Commitment pursuant to clause (x) of paragraph 3.3.1(a) and as a result shall suffer a permanent reduction in the Defaulting Partner's proportionate Interest (the obligation of such Defaulting Partner to make payments with respect to its Capital Commitment pursuant to clause (y) and clause (z) of paragraph 3.3.1(a), and, to the extent provided by law, the liability of such Defaulting Partner to the creditors of the Partnership, shall remain unchanged as if such default had not occurred);
     (iii) shall not be entitled (but may be required) to participate in Investments thereafter made by the Partnership (and, if it is not so permitted to participate, shall not be entitled to any distribution with respect to such Investments); (iv) shall lose its right, if any, to participate in any Consent of the Limited Partners (and the Capital Commitment of such Partner shall not be counted in determining the existence of a quorum, the giving or withholding of any Consent or the aggregate Capital Commitments); and (v) shall lose its right, if any, to have a designee on the Advisory Committee, or to attend as an observer meetings of the Advisory Committee or of the Board of Directors of the general partner of the General Partner or committees thereof.

            3.6.2 After the date which is the tenth (10th) day after the date of any Default Notice, the General Partner, with the approval of the Advisory Committee, may elect to have the following provisions apply:

                        (A) The Defaulting Partner shall pay over to the other Partners (except any other Defaulting Partner), as partial recompense for damages suffered, and the Partnership shall withhold (for the account of such other Partners) from any distribution or loan repayment which would otherwise be made to such Partner on or after such date an amount equal to the following percentages (the "Default Percentage") of such distribution or loan repayment: (i) 50%, if on the date of default such Defaulting Partner has contributed and loaned to the Partnership, in the aggregate, less than 25% of the sum of its Capital Commitment and Loan Amount; (ii) 33%, if on the date of default such Defaulting Partner has contributed and loaned to the Partnership 25% or more and less than 50% of the sum of its Capital Commitment and Loan Amount; and (iii) 25%, if on the date of default such Defaulting Partner has contributed and loaned to the Partnership 50% or more of the sum of its Capital Commitment and Loan Amount.

                        (B) The amounts withheld from the Defaulting Partner by the Partnership pursuant to subparagraph (A) above shall be distributed among the other Partners (other than any other Defaulting Partner) in proportion to their respective Capital

            Commitments or, in the case of a distribution upon liquidation, in proportion to the liquidating distributions to them pursuant to paragraph 9.2.4.

            3.6.3 The General Partner, with the approval of the Advisory Committee, also shall have the right to cause any Defaulting Partner to Transfer its Limited Partnership Interest and/or Notes effective immediately upon written notice, in which case (i) the procedure set forth in paragraph
8.4.2 for Transfer shall apply, with the date of the Defaulting Partner's receipt of such notice being treated as the "Required Transfer Date" and (ii) the provisions of paragraphs 3.6.1 and 3.6.2 shall not apply to the Transferred Interest and/or Notes, provided, however, that the Defaulting Partner shall pay over to the other Partners (other than any other Defaulting Partner), in proportion to their respective Capital Commitments, as partial recompense for damages suffered, the Default Percentage of the amount paid by the transferee for such Interest and/or Notes.

            3.6.4 The General Partner may offer to all Class A and Class B Limited Partners the opportunity to increase their Capital Commitments and Loan Amounts, and to make additional Capital Contributions and Loans, to the extent necessary to make up any shortfall resulting from the Defaulting Partner's default. All Class A and Class B Limited Partners shall have the right to participate on a pro rata basis, based on their respective Capital Commitments. If the Class A and Class B Limited Partners do not so elect to make additional Capital Contributions and Loans in an amount sufficient to make up the shortfall, then the General Partner may deliver a new notice to each Limited Partner requiring an additional payment with respect to its Capital Commitment, and each such Partner shall make such additional payment within twenty (20) days after having been given such new notice; provided that no Limited Partner shall be obligated to contribute an additional amount to the extent that (i) such additional amount would exceed such Limited Partner's Unused Capital Commitment or (ii) any "24.9% Partner" shall have elected pursuant to the following sentence to be excused from making an additional payment. No Limited Partner (a "24.9% Partner") shall be obligated to contribute an additional amount to the extent that such 24.9% Partner's aggregate Capital Contributions and Loan Amounts to the Partnership would as a result of such additional payment exceed 24.9% of the aggregate Capital Contributions and Loan Amounts of all Partners to the Partnership.

            3.6.5 Nothing contained in this paragraph 3.6 shall reduce (except, in the case of a non-Defaulting Partner, to the extent of additional payments made pursuant to paragraph 3.6.4) or increase the Unused Capital Commitment of any Limited Partner or increase the obligations of any non-Defaulting Partner. Each of the Partners hereby acknowledges and accepts the application to it of the remedies provided in this paragraph 3.6 in recognition of the risk and speculative damages its default would cause the other Partners, and further agrees that the availability of such remedies shall not preclude any other remedies which may be available at law, in equity, by statute or otherwise. No Limited Partner shall, however, in any event be liable to the Partnership or the other Partners for an aggregate amount in excess of its Capital Commitment.

            3.6.6 If any default described in paragraph 3.6.1 is by reason of the Regulatory Disability of a Limited Partner, then such Limited Partner shall deliver to the Partnership a certificate describing in reasonable detail such Regulatory Disability. The Partnership and such Limited Partner shall consult with one another to consider the options available to the Partnership and such Limited Partner, and shall have a period of 60 days from receipt of such certificate to take such commercially reasonable action as may be necessary to cure such Regulatory Disability. If such Regulatory Disability is cured to the reasonable satisfaction of the Limited Partner, then the Limited Partner shall make the required payment with respect to its Capital Commitment and/or required Loan, as applicable. If such cure cannot be effected after application of the best commercially reasonable efforts of both such Limited Partner and the Partnership, then such Limited Partner shall be released from its obligation (i) to make further payments with respect to its Capital Commitment, and, as a result, such Limited Partner's Capital Commitment shall then be permanently reduced to an amount equal to its Capital Contributions theretofore made and/or (ii) to make further Loans, in which case such Partner's Notes shall then be permanently reduced to an amount equal to the Loans theretofore made by such Partner. The provisions of this paragraph 3.6.6 shall be the sole and exclusive remedy of the Partnership, the General Partner and all other Persons against any Limited Partner for any default in any payment with respect to its Capital Commitment or any failure to make any Loan by reason of a Regulatory Disability. A Limited Partner will suffer a "Regulatory Disability", as that term is used in this paragraph 3.6.6, if by reason of the regulatory status of such Limited Partner or of the Partnership, there is a reasonable likelihood that the continuation of such Limited Partner as a limited partner of the Partnership, or the making by such Limited Partner of an additional Capital Contribution or Loan to the Partnership, will result in a violation of applicable law or governmental rules, regulations or policies.

            3.7 Nonconforming Partners. If the Partnership shall suffer an FCC Regulatory Issue due to the status or condition of a Limited Partner or an Attributable Person through such Limited Partner or due to such Limited Partner or any such Attributable Person having taken or failed to take any action, then, unless the FCC Regulatory Issue is attributable to an action voluntarily taken by the Partnership or the General Partner with knowledge of facts and circumstances actually disclosed to the Partnership by such Limited Partner (or without such knowledge if the General

Partner failed to make reasonable inquiry of the Limited Partner before taking such action), such Limited Partner shall be considered to be a "Nonconforming Partner" and the following shall apply.

            3.7.1 The Partnership and the Nonconforming Partner each shall advise the other promptly after it becomes aware of such FCC Regulatory Issue.

            3.7.2 The Nonconforming Partner, the Partnership and the General Partner shall cooperate with each other and use all commercially reasonable efforts to cure such FCC Regulatory Issue, which shall include but not be limited to: (i) the Partnership, the General Partner and the Nonconforming Partner seeking such waivers, consents, approvals and rulings ("Approvals") as are necessary to cure such FCC Regulatory Issue; (ii) such Nonconforming Partner having the right to elect to be deemed to be a Non-Attributable Limited Partner under this Agreement; and (iii) if such Nonconforming Partner (or any Person that controls or acts as investment advisor to or is a family member of such Nonconforming Partner) is entitled to designate a member of the Advisory Committee, such Nonconforming Partner or other Person having the right to elect to cease to be so entitled. Subject to paragraph 3.7.4, the Partnership and the Nonconforming Partner shall each bear their own costs in such efforts.

            3.7.3 If the General Partner and the Nonconforming Partner cannot agree on a satisfactory resolution of, or otherwise successfully cure, such FCC Regulatory Issue, then

               (a) the Nonconforming Partner shall be deemed to be a Non-Attributable Limited Partner under this Agreement, if and to the extent such status will cure such FCC Regulatory Issue;

               (b) if the Nonconforming Partner (or any Person that controls or acts as investment advisor to or is a family member of such Nonconforming Partner) is entitled to designate a member of the Advisory Committee, such Nonconforming Partner or other Person shall cease to have such right, if and to the extent doing so will resolve such FCC Regulatory Issue;

               (c) if the application of clauses (a) and/or (b) will not cure such FCC Regulatory Issue, then (i) the Nonconforming Partner shall use all commercially reasonable efforts to sell such portion of its Limited Partnership Interests and/or Notes as may be necessary to cure such FCC Regulatory Issue; (ii) the Partnership and the General Partner shall not unreasonably withhold their consent to such sale; (iii) to the extent requested by such Nonconforming Partner, the General Partner and the Partnership shall assist the Nonconforming Partner in selling such Interest and/or Notes in a prompt and orderly manner (provided that neither the Partnership nor the General Partner shall be obligated to incur any costs or financial obligations to third parties in the course of such assistance); and (iv) to the extent requested by such Nonconforming Partner, the General Partner and the Partnership shall provide such financial and other information concerning the Partnership as may reasonably be requested by any prospective purchaser of such Interest and/or Notes; and

               (d) if the Nonconforming Partner is unable so to sell its Limited Partnership Interest and/or Notes (or appropriate portion thereof) within 180 days of the date the General Partner requests that such Interest and/or Notes be sold (or, if applicable, the period of time established by the FCC to cure the FCC Regulatory Issue, provided that the Partnership shall seek such extensions thereof as shall be commercially reasonable), then, at the election of the General Partner,

                        (i) if the Partnership does not elect to make the "Buyout Payment Election" (as hereinafter defined), the Nonconforming Partner shall immediately cease to be a Limited Partner, and the Partnership shall treat the Nonconforming Partner as if it were an unadmitted assignee of the Limited Partnership Interest of such Nonconforming Partner but shall make distributions to such Nonconforming Partner of those amounts otherwise payable with respect to such Limited Partnership Interest hereunder; and the Nonconforming Partner shall not be required to make any further payments in respect of its Unused Capital Commitment; provided, however, that the General Partner shall have the right at any time to restore the Nonconforming Partner to the status of a Limited Partner, in which case the provisions of this paragraph 3.7 shall cease to apply; and

                        (ii) for a period of 90 days following the expiration of the period pursuant to the prefatory paragraph of this paragraph 3.7.3(d) in which the Nonconforming Partner may sell its Interest (or portion thereof) pursuant to paragraph 3.7.3(c), the General Partner, with the approval of the Advisory Committee, may elect on behalf of the Partnership by notice to the Nonconforming Partner (the "Buyout Payment Election"), to make "Buyout Payments" pursuant to paragraph 3.7.5 to the Nonconforming Partner in complete satisfaction of the Nonconforming Partner's Interest, whereupon the economic interest of the Nonconforming Partner shall be deemed to have been converted from a Limited Partnership Interest to debt and the Nonconforming Partner shall immediately cease to be a Partner; the Nonconforming Partner shall not be required to make any further payments in respect of its Unused Capital Commitment; and the Partnership shall have no obligation to make any payments to the Nonconforming Partner in respect of its Capital Contributions or Capital Account, or to make other distributions hereunder.

            3.7.4 In the event (and only in the event) such FCC Regulatory Issue shall be attributable to the bad faith of the Nonconforming Partner or its Affiliates, the Nonconforming Partner shall be liable in damages to the Partnership for all reasonable costs and liabilities that the Partnership may incur as a result of such FCC Regulatory Issue. The remedies set forth in this paragraph 3.7 shall be the sole and exclusive remedies of the Partnership against a Nonconforming Partner for damages arising from an FCC Regulatory Issue.

            3.7.5 For purposes of this paragraph 3.7, Buyout Payments shall be made in four installments, each equal to one-fourth of the Buyout Amount (as hereinafter defined), payable on the next four consecutive anniversaries following the Buyout Payment Election, plus interest accrued from the date of the Buyout Payment Election through the date of each such installment on the unpaid balance of such Buyout Amount at the lowest rate permitted under Code
Section 1274 so as to avoid the imputation of interest income, but in no event less than the "applicable federal rate." As used in this paragraph 3.7, the "Buyout Amount" shall be an amount equal to the fair market value of such Nonconforming Partner's Limited Partnership Interest. The Partnership may, at its sole election, prepay all or any portion of the Buyout Payments and interest accrued thereon at any time without penalty. The Partnership shall prepay all of the outstanding Buyout Amount, together with interest thereon, upon the earlier of the sale of all or substantially all of the Limited Partnership Interests or the liquidation of the Partnership. For purposes of this paragraph 3.7.5, the fair market value of a Nonconforming Partner's Limited Partnership Interest shall be agreed upon by the General Partner and the Nonconforming Partner, and if such agreement is not achieved, then the fair market value of such Interest shall be determined in accordance with the method of appraisal described in paragraph 7.2.4, with the General Partner and the Nonconforming Partner each selecting one appraiser. One-half of the costs of the appraisal shall be borne by the Partnership and one-half shall be borne by the Nonconforming Partner.

            3.8  Conversion of Certain Limited Partnership Interests.

            3.8.1 Subject to and upon compliance with the provisions of this paragraph 3.8, any Limited Partner shall be entitled to convert, at any time and from time to time, any or all of the Class A Limited Partnership Interests held by such Limited Partner into the same amount of Class B Limited Partnership Interests.

            3.8.2 Subject to and upon compliance with the provisions of this paragraph 3.8, any Limited Partner shall be entitled to convert, at any time and from time to time, any or all of the Class B Limited Partnership Interests held by such Limited Partner into the same amount of Class A Limited Partnership Interests; provided, however, that no such Limited Partner shall be entitled to convert any such Class B Limited Partnership Interests into Class A Limited Partnership Interests to the extent that, as a result of such conversion, such Limited Partner and its Affiliates, directly or indirectly, would own, control or have the power to vote a greater number of Class A Limited Partnership Interests than such Limited Partner and its Affiliates shall be permitted to own, control or have power to vote under any law, regulation, rule or other requirement of any governmental authority at the time applicable to such Limited Partner or its Affiliates. A certificate of a Limited Partner stating that it is entitled to convert Class B Limited Partnership Interests into Class A Limited Partnership Interests under this paragraph 3.8.2 shall be conclusive and may be relied upon by the Partnership.

            3.8.3 Each conversion of Class A Limited Partnership Interests into Class B Limited Partnership Interests or Class B Limited Partnership Interests into Class A Limited Partnership Interests, respectively, shall be effected by the Limited Partner that holds the Limited Partnership Interests to be converted (the "Converting Interests") giving written notice to the Partnership, stating that such Limited Partner desires to convert the Converting Interests into an equal amount of Limited Partnership Interests of the class into which such Interests may be converted (the "Converted Interests"). The Partnership shall promptly notify each Regulation Y Limited Partner of its receipt of such notice. Promptly after the receipt of such written notice, the Partnership will amend Schedule A hereto to reflect the conversion, and will deliver a certificate to the Limited Partner which requested such conversion certifying that such conversion has been effected, together with an amended copy of Schedule A hereto; provided, however, that if such conversion is subject to paragraph 3.8.4 hereof, the Partnership shall not effect such conversion until the expiration of the Deferral Period referred to therein. Such conversion, to the extent permitted by law, shall be deemed to have been effected as of the close of business on the date on which such notice shall have been received by the Partnership, and at such time the rights of the Limited Partner that holds the Converting Interests, as a holder of such Interests, shall cease (except that, in the case of a conversion subject to paragraph 3.8.4 below, the conversion shall be deemed effective upon the expiration of the Deferral Period referred to therein), and such Limited Partner upon such conversion shall be deemed to have become the Limited Partner of record of the Converted Interests. Upon the conversion of Limited Partnership Interests in accordance with this paragraph 3.8.3, such Converted Interests shall be deemed to be duly authorized, validly issued and, except for any unfunded or Unused Capital Commitment of such Limited Partner, fully paid and nonassessable.

            3.8.4 The Partnership shall not convert or directly or indirectly redeem, purchase or otherwise acquire any Limited Partnership Interests or take any other action affecting the voting rights of any Limited Partnership Interests, if such action will increase the percentage of any class of outstanding voting securities owned or controlled by any Regulation Y Limited Partner (other than any such Regulation Y Limited Partner which requested that the Partnership take such action, or which otherwise waives in writing its rights under this 3.8.4) unless the Partnership gives written notice (the "Deferral Notice") of such action to each Regulation Y Limited Partner. The Partnership will defer making any such conversion, redemption, purchase or other acquisition, or taking any such other action for a period of 30 days (the "Deferral Period") after giving the Deferral Notice in order to allow each Regulation Y Limited Partner to determine whether it wishes to convert or take any other action with respect to the Limited Partnership Interests it owns, controls or has the power to vote, and if any such Regulation Y Limited Partner then elects to convert any Class A Limited Partnership Interests owned by such Regulation Y Limited Partner, it shall notify the Partnership in writing within 20 days of the giving of the Deferral Notice, in which case the Partnership shall (i) defer taking the pending action until the end of the Deferral Period, (ii) promptly notify from time to time each other Regulation Y Limited Partner of each proposed conversion and the proposed transactions and (iii) effect the conversions requested by all Regulation Y Limited Partners in response to the notices issued pursuant to this 3.8.4 at the end of the Deferral Period.

            3.8.5 The conversion of Limited Partnership Interests shall be made without charge to the Limited Partner converting Limited Partnership Interests; provided, however, that such Limited Partner shall be responsible for its own legal and accounting fees and expenses and any issuance, transfer or other taxes incurred as a result of such conversion.

            3.8.6 As used in this paragraph 3.8, "Regulation Y Limited Partner" shall mean (i) any Limited Partner that is subject to the provisions of Regulation Y of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 225) or any successor to such regulation ("Regulation Y"), (ii) any Affiliate of any such Regulation Y Limited Partner that is a transferee of any Limited Partnership Interest and (iii) any Person to which such Regulation Y Limited Partner or any of its Affiliates has transferred such Limited Partnership Interest if such Person (or any Affiliate of such Person) is subject to the provisions of Regulation Y.

            3.9 Nondisclosure Partners. Certain Limited Partners (each a "Nondisclosure Partner") have advised the Partnership in writing prior to becoming Limited Partners that they are prohibited by agreement or otherwise from disclosing certain information (the "Nondisclosure Information") regarding such Nondisclosure Partners. Each such Nondisclosure Partner has a Capital Commitment to the Partnership of $5,000,000 or less, and has elected to be a Non-Attributable Limited Partner. Each such Nondisclosure Partner, the Partnership and the General Partner have concluded that the Nondisclosure Information is not required to be disclosed under the Communications Act and the rules and regulations thereunder and the interpretations thereof as in effect on the date hereof. However, if, by reason of a change in the Communications Act or the rules and regulations thereunder or the interpretations thereof, or for other reasons, the FCC shall require disclosure of the Nondisclosure Information of any Nondisclosure Partner (an "FCC Disclosure Requirement"), then the following shall apply; provided, however, that the Nondisclosure Partner in its sole discretion may elect at any time prior to the application to it of the provisions of paragraph 3.9.3(e) to disclose the Nondisclosure Information, in which case this paragraph 3.9 thereafter shall cease to apply to such Nondisclosure Partner with respect to such Nondisclosure Information.

            3.9.1 The Partnership and the Nondisclosure Partner each shall advise the other promptly after it becomes aware of such FCC Disclosure Requirement.

            3.9.2 The Nondisclosure Partner, the Partnership and the General Partner shall cooperate with each other and use all commercially reasonable efforts to resolve such FCC Disclosure Requirement, except that the Nondisclosure Partner shall not be required to disclose the Nondisclosure Information. Such efforts shall include but not be limited to (i) the Partnership, the General Partner and the Nondisclosure Partner seeking such waivers, consents, approvals and rulings as are necessary to resolve such FCC Disclosure Requirement, (ii) such Nondisclosure Partner having the right to elect to be deemed to be a Non-Attributable Limited Partner under this Agreement, and (iii) if such Nondisclosure Partner (or any Person that controls or acts as investment advisor to or is a family member of such Nondisclosure Partner) is entitled to designate a member of the Advisory Committee, such Nondisclosure Partner or other Person having the right to elect to cease to be so entitled. The Partnership and the Nondisclosure Partner each shall bear its own costs in such efforts.

            3.9.3 If the General Partner and the Nondisclosure Partner cannot agree on a satisfactory resolution of such FCC Disclosure Requirement, then

               (a) the Nondisclosure Partner shall be deemed to be a Non-Attributable Limited Partner under this Agreement, if and to the extent such status will resolve such FCC Disclosure Requirement;

               (b) if the Nondisclosure Partner (or any Person that controls or acts as investment advisor to or is a family member of such Nondisclosure Partner) is entitled to designate a member of the Advisory Committee, such Nondisclosure Partner or other Person shall cease to have such right, if and to the extent doing so will resolve such FCC Disclosure Requirement;

               (c) the Nondisclosure Partner's Capital Commitment shall be reduced to the amount of its Capital Contributions (with a corresponding reduction in its Interest in the Partnership), and the Nondisclosure Partner's Loan Amount shall be reduced to the amount of the Loans theretofore made by it (with a corresponding reduction in the face amount of its Notes), if and to the extent such reductions will resolve such FCC Disclosure Requirement;

               (d) if the application of clauses (a), (b) and/or (c) will not resolve such FCC Disclosure Requirement, then (i) the Nondisclosure Partner shall use all commercially reasonable efforts to sell such portion of its Limited Partnership Interest and/or Notes as may be necessary to resolve such FCC Disclosure Requirement; (ii) the Partnership and the General Partner shall not unreasonably withhold their consent to such sale; (iii) to the extent requested by such Nondisclosure Partner, the General Partner and the Partnership shall assist the Nondisclosure Partner in selling such Interest and/or Notes in a prompt and orderly manner (provided that neither the Partnership nor the General Partner shall be obligated to incur any costs or financial obligations to third parties in the course of such assistance); and
(iv) to the extent requested by such Nondisclosure Partner, the General Partner and the Partnership shall provide such financial and other information concerning the Partnership as may reasonably be requested by any prospective purchaser of such Interest and/or Notes; and

               (e) if the Nondisclosure Partner is unable so to sell its Limited Partnership Interest and/or Notes (or appropriate portion thereof) within 90 days of the date the General Partner requests that such Interest and/or Notes be sold (or, if applicable, the period of time established by the FCC to resolve the FCC Disclosure Requirement, provided that the Partnership shall seek such extensions thereof as shall be commercially reasonable), then:

                    (i) if doing so will resolve the FCC Disclosure Requirement, the Nondisclosure Partner shall cease to be a Limited Partner, and the Partnership shall treat the Nondisclosure Partner as if it were an unadmitted assignee of the Limited Partnership Interest of such Nondisclosure Partner but shall make distributions to such Nondisclosure Partner of those amounts otherwise payable with respect to such Limited Partnership Interest hereunder; and the Nondisclosure Partner shall not be required to make any further payments in respect of its Unused Capital Commitment; and

                   (ii) if the application of clause (i) will not resolve the FCC Disclosure Requirement, then the Partnership shall make "Repurchase Payments" pursuant to paragraph 3.9.4 to the Nondisclosure Partner in complete satisfaction of the Nondisclosure Partner's Interest, whereupon the economic interest of the Nondisclosure Partner shall be deemed to have been converted from a Limited Partnership Interest to debt and the Nondisclosure Partner shall immediately cease to be a Partner; the Nondisclosure Partner shall not be required to make any further payments in respect of its Unused Capital Commitment; and the Partnership shall have no obligation to make any payments to the Nondisclosure Partner in respect of its Capital Contributions or Capital Account, or to make other distributions hereunder.

            3.9.4 For purposes of this paragraph 3.9, Repurchase Payments shall be made in four installments, each equal to one-fourth of the Repurchase Amount (as hereinafter defined), payable on the next four consecutive anniversaries following the date of the election pursuant to clause (ii) of paragraph 3.9.3(e), plus interest accrued from the date of such election through the date of each such installment on the unpaid balance of such Repurchase Amount at the lowest rate permitted under Code Section 1274 so as to avoid the imputation of interest income, but in no event less than the "applicable federal rate." As used in this paragraph 3.9, the "Repurchase Amount" shall be an amount equal to the lesser of (i) the balance in such Nondisclosure Partner's Capital Account on the date of the election pursuant to clause (ii) of paragraph 3.9.3(e) or (ii) the fair market value of such Nondisclosure Partner's Limited Partnership Interest. The Partnership may, at its sole election, prepay all or any portion of the Repurchase Payments and interest accrued thereon at any time without penalty. The Partnership shall prepay all of the outstanding Repurchase Amount, together with interest thereon, upon the earlier of the sale of all or substantially all of the Limited Partnership Interests or the liquidation of the Partnership. For purposes of this paragraph 3.9.4, the fair market value of a Nondisclosure Partner's Limited Partnership Interest shall be agreed upon by the General Partner and the Nondisclosure Partner, and if such agreement is not achieved, then the fair market value of such Interest shall be determined in accordance with the method of appraisal described in paragraph 7.2.4, with the General Partner and the Nondisclosure Partner each selecting one appraiser. One-half of the costs of the appraisals shall be borne by the Partnership and one-half shall be borne by the Nondisclosure Partner.

            3.10 Fund Investors; Special Purpose Corporations. The Partnership intends to create through acquisitions, dispositions, exchanges and improvements geographic "clusters" of cable television systems (each a "Cluster"), each of which may prove to be an attractive acquisition candidate for a larger communications company that wishes to expand into the particular geographic region. Two investors in the Partnership are special purpose corporations, each of whose obligations have been guaranteed by its principal shareholder (each such principal shareholder a "Fund Investor"). Such special purpose corporations have been admitted as Limited Partners of the Partnership, but have advised the Partnership that the Fund Investors may wish to cause future investments in the Partnership to be made through one or more additional special purpose corporations. (Each such special purpose corporation is referred to herein as a "SPC".) No additional SPC will be admitted as a Limited Partner of the Partnership without the prior written consent of the General Partner, which consent may be withheld in the sole discretion of the General Partner. If a Fund Investor elects to use more than one SPC, then each such SPC's investment in the Partnership is intended to correspond as closely as practicable to the Fund Investor's share of the Partnership's direct or indirect interest in one Cluster. After any indebtedness of the Partnership and its Operating Entities for borrowed money, other than the Junior Subordinated Notes, has been repaid, and prior to any subsequent sale to a buyer of a Cluster, or of an Operating Entity that holds a Cluster, each Fund Investor may wish to have its indirect interest in such Cluster, or in the Operating Entity that holds such Cluster, distributed to the appropriate SPC. The Fund Investor may wish then to sell its stock in the SPC to the buyer, at the same time that the Partnership sells its direct interest in the Cluster, or in the Operating Entity that holds such Cluster, to that buyer. In addition, in the event that the Partnership is reorganized as a corporation (for example, in contemplation of an initial public offering), the Fund Investor may wish to exchange its stock in the SPCs for stock in such corporation or to merge its SPCs into such corporation. The Partnership and the General Partner have agreed to assist the Fund Investors in achieving their objectives and preserving any economic benefits accruing to them as the result of the use of the special purpose corporation structure, but in any event only to the extent practicable and not adverse in any material respect to the other Partners of the Partnership; provided, however, that the General Partner may in its sole discretion withhold its consent to the admission of a SPC as a Limited Partner of the Partnership. To that end, the General Partner, the Partnership and the SPC's on behalf of the Fund Investors have agreed as provided below in this paragraph 3.10.

            3.10.1 Each SPC will be a single-purpose corporation, whose sole purpose and business shall be to make an investment in the Partnership. If a Fund Investor elects to use more than one SPC, then each SPC's investment in the Partnership is intended to correspond as closely as practicable to the Fund Investor's share of the Partnership's direct and indirect investment in a Cluster. Each Fund Investor has guaranteed to the Partnership the liabilities and obligations of each of its SPC's to the Partnership. Except as otherwise expressly provided in this paragraph 3.10, for all purposes of this Agreement and the Purchase Agreement (including, without limitation, all provisions relating to voting, Consents and rights afforded Limited Partners with Capital Commitments that exceed a certain amount), all of the SPCs of a Fund Investor collectively shall be treated as one Limited Partner with a Capital Commitment and with Capital Contributions equal to the aggregate Capital Commitments and Capital Contributions of all such SPCs, and with all determinations to be made at the direction of the first SPC admitted as a Limited Partner on behalf of all SPCs of such Fund Investor.

            3.10.2 The Partnership intends initially to make Investments in all Clusters through one operating partnership wholly-owned by the Partnership. After the Partnership has completed its acquisition program (which currently is estimated to be completed in two to three years), if a Fund Investor has elected to use more than one SPC, and the General Partner has consented to the admission of additional SPCs as Limited Partners of the Partnership, then the Partnership will begin to divide its operations into three or more operating partnerships, with each operating partnership intended to correspond to a Cluster. Each SPC recognizes that cable systems owned by the Partnership may from time to time be moved from one Cluster to another and may be sold by the Partnership and/or exchanged for other cable systems.

            3.10.3 At the time the General Partner gives notice to the SPC of a Fund Investor pursuant to paragraph 3.3.1 of a required payment with respect to its Capital Commitment, or a notice pursuant to Section 1.7 of the Purchase Agreement of a required Loan, the General Partner will provide an estimate of the allocation of the payment and/or Loan among existing and new Clusters.
The SPCs owned by a Fund Investor (including any new SPCs formed for a new Cluster) may then make payments pursuant to paragraph 3.3.1 and/or Loans pursuant to Section 1.7 of the Purchase Agreement in accordance with the General Partner's allocation.

            3.10.4 After such time as an SPC has advised the Partnership that a Fund Investor intends to use more than one SPC, and the General Partner has consented to the admission of additional SPCs as Limited Partners of the Partnership, the Partnership shall maintain a separate set of books and records with respect to each Cluster. In order to calculate the distributions and the allocations of Net Profits and Net Losses to which the SPCs of a Fund Investor are entitled, the Partnership shall first calculate the distributions and the allocations of Net Profits and Net Losses to which a single SPC of the Fund Investor would have been entitled if the Fund Investor had invested in the Partnership through a single SPC. Each distribution and allocation so calculated (or particular items of income or loss) shall then be divided among the SPCs of such Fund Investor so that, to the extent practicable, distributions and allocations derived from a Cluster are made to the SPC that corresponds to that Cluster. All calculations pursuant to this paragraph 3.10.4 shall be made by the General Partner in its good faith discretion, after consultation with the affected Limited Partners that are SPCs. There shall be established for each SPC a Capital Account initially reflecting its Capital Contributions and adjusted from time to time to reflect its share of Net Profits and Net Losses, special allocations and distributions. At all times the aggregate distributions made to the SPCs of a Fund Investor, the aggregate allocation of Net Profits and Net Losses to all SPCs of a Fund Investor and the aggregate Capital Account and Adjusted Capital Account of all SPCs of a Fund Investor shall equal the distributions that would have been made to a single SPC of such Fund Investor, the Net Profits and Net Losses that would have been allocated to a single SPC of such Fund Investor, and the Capital Account and Adjusted Capital Account that a single SPC of such Fund Investor would have had, if such Fund Investor had invested in the Partnership through a single SPC.

            3.10.5 It is contemplated that the net proceeds of the sales of Clusters, or of Operating Entities that hold Clusters, first will be applied to the repayment of any indebtedness of the Partnership and its Operating Entities for borrowed money, other than the Junior Subordinated Notes. After such indebtedness has been repaid, if the General Partner, with the approval of the Advisory Committee, determines to sell all or substantially all of the assets of a Cluster, or of the Operating Entity that holds a Cluster, upon the request of an SPC, the Partnership shall use commercially reasonable efforts to arrange for the sale to be accomplished as follows (it being understood that (i) even if a Fund Investor uses a single SPC, paragraphs (a) and (b) below shall apply with respect to the sale of the last Cluster or all or substantially all of the assets of the Partnership and (ii) the actions described in this paragraph 3.10.5 shall not be taken unless the buyer has agreed to buy and the Fund Investor has agreed to sell the stock and debt of the relevant SPC):

               (a) The Partnership first shall distribute (an "SPC Distribution") to the SPC that corresponds to that Cluster an interest in the Cluster, or in the Operating Entity that holds the Cluster, having a fair market value (as determined by the General Partner in its good faith discretion) equal to the amount of cash and/or the fair market value of securities that would have been paid to a single SPC of the Fund Investor in respect of all of its Junior Subordinated Notes (and not just the Junior Subordinated Notes held by the SPC that corresponds to the Cluster) and/or would have been distributed to a single SPC of the Fund Investor in respect of its Limited Partnership Interest (and not just the Limited Partnership Interest held by the SPC that corresponds to the Cluster) if (i) the Fund Investor had invested in the Partnership through a single SPC and (ii) the Cluster, or the Operating Entity that holds the Cluster, had been directly sold to the buyer, and the Partnership had used the net proceeds of such sale to repay the Junior Subordinated Notes and to make distributions to its Partners. Each such SPC Distribution shall be treated for all purposes of this Agreement and the Purchase Agreement (x) first, as a repayment of the principal of, and accrued interest on, the Junior Subordinated Notes held by the SPC that corresponds to the Cluster and (y) to the extent of the excess of the fair market value of the SPC Distribution over the principal of, and accrued interest on, such Junior Subordinated Notes, as a cash distribution pursuant to paragraph 4.2.1.

               (b) The buyer shall then purchase from the Partnership its interest in the Cluster or in the Operating Entity that holds the Cluster, and from the Fund Investor the stock and debt of the relevant SPC. The net proceeds of such sale received by the Partnership shall be used exclusively to repay the Junior Subordinated Notes of, and thereafter to make distributions to, the Partners other than the SPCs of the Fund Investors, and the SPCs of the Fund Investors shall not share in such proceeds.

               (c) Since the SPC will be receiving the SPC Distribution pursuant to subparagraph (a), while the other Limited Partners will be receiving a repayment of Junior Subordinated Notes and/or a distribution pursuant to subparagraph (b), the ratio of Capital Contributions to Junior Subordinated Notes for the SPCs of a Fund Investor may no longer be the same as such ratio for the other Partners. To the extent necessary so that such ratio for the SPCs of the Fund Investors will be the same as such ratio for the other Limited Partners, the SPCs of the Fund Investors shall convert Junior Subordinated Notes into Limited Partnership Interests.

Each SPC recognizes that the amount its stockholders and debtholders will receive for the stock and debt of such SPC may be less than the amount such SPC would receive for a direct interest in a Cluster or in an Operating Entity that holds a Cluster. The SPCs acknowledge and agree that their stockholders and debtholders will bear the entire difference, if any, between (x) the amount a buyer is willing to pay for the assets of a Cluster, or a direct interest in the Operating Entity that holds a Cluster, as compared to (y) the amount a buyer is willing to pay for the Partnership's interest in the Cluster or in the

Operating Entity that holds the Cluster, together with the stock and debt of the SPCs.

            3.10.6 Each SPC acknowledges that although the Partnership and the General Partner have agreed to use commercially reasonable efforts to arrange for sales as described in this paragraph 3.10, they will not be required to do so if the Advisory Committee, in its good faith discretion (and with the representatives of both Fund Investors abstaining), determines that such a sale is not practicable or would adversely affect in any material respect the other Limited Partners. In such event, the Partnership may sell the assets of a Cluster or the Partnership's interest in the Operating Entity that holds the Cluster, without making a SPC Distribution. In addition, the General Partner in its sole discretion may withhold its consent to the admission of a SPC as a Limited Partner.

            3.10.7 The following examples are intended to illustrate, but not to limit, the application of this paragraph 3.10.

               Example One. Assume (i) the aggregate Capital Commitments of all Partners is $10 million; (ii) the aggregate Capital Commitment of the SPCs of a Fund Investor is $2.5 million; (iii) no Loans have been made; (iv) $5 million of capital is called for Cluster One, $2.5 million is called for Cluster Two and $2.5 million is called for Cluster Three, all on August 1, 1995; (v) the Fund Investor forms three SPCs, which contribute $1.25 million (SPC One), $0.625 million (SPC Two) and $0.625 million (SPC Three), respectively, to the Partnership on August 1, 1995; and (vi) the General Partner, with the approval of the Advisory Committee, determines to sell Cluster One on August 1, 1996 to a buyer that offers to buy the assets of Cluster One for $7 million, or the stock of SPC One plus the Partnership's interest in the Operating Entity that holds Cluster One, for $6.75 million.
If the assets of Cluster One had been sold, and a single SPC had been used, that SPC would have been entitled to receive, pursuant to paragraph 4.2.1(a), $1.75 million, which is the amount that for all purposes of Article 4 shall be deemed to have been distributed to all SPCs of the Fund Investor. The actual amount to be received by the Fund Investor for its stock in SPC One would be $1.5 million, representing the amount a single SPC would have received if the assets of Cluster One had been sold ($1.75 million), less the discount charged by the buyer ($0.25 million).

               Example Two. Assume the same facts as Example One, only one year later, the General Partner, with the approval of the Advisory Committee, determines to sell Cluster Two on August 1, 1997 to a buyer that offers to buy the assets of Cluster Two for $4.704 million or the stock of SPC Two, plus the Partnership's interest in the Operating Entity that holds Cluster Two for $4.429 million. If the assets of Cluster Two had been sold, and a single SPC had been used, that SPC would have been entitled to receive pursuant to paragraphs 4.2.1(a) and (b) $1.176 million, which is the amount that for all purposes of Article 4 shall be deemed to have been distributed to all SPCs of the Fund Investor. The actual amount to be received by the Fund Investor for its stock in SPC Two would be $0.901 million, representing the amount a single SPC would have received if the assets of Cluster Two had been sold ($1.176 million) less the discount charged by the buyer ($0.275 million).

               Example Three. Assume the same facts as Example Two, only one day later (i.e., August 2, 1997), the General Partner, with the approval of the Advisory Committee, determines to sell Cluster Three to a buyer that offers to buy the assets of Cluster Three for $2.5 million, or the stock of SPC Three plus the Partnership's interest in the Operating Entity that holds Cluster Three, for $2.4 million. Also assume, for simplicity, that the SPCs of the Fund Investor are not Special Limited Partners. If the assets of Cluster Three had been sold, and a single SPC had been used, that SPC would have been entitled to receive pursuant to paragraph 4.2.1(c) $0.531 million, which is the amount that for all purposes of Article 4 shall be deemed to have been distributed to the SPCs of the Fund Investor. The actual amount to be received by the Fund Investor for its stock in SPC Three would be $0.431 million, representing the amount a single SPC would have received if the assets of Cluster Three had been sold ($0.531 million) less the discount charged by the buyer ($0.1 million).

            3.10.8. In the event that the Partnership is reorganized as a corporation (for example, in contemplation of an initial public offering), at the request of a Fund Investor, the Partnership and the General Partner will use commercially reasonable efforts to permit the Fund Investor to exchange its stock in the SPCs for stock in such corporation or to merge its SPCs into such corporation. The amount of stock in the new corporation that a Fund Investor receives in respect of its stock in a SPC will be determined by agreement of the Fund Investor, on the one hand, and the General Partner, with the approval of a majority of the members of the Advisory Committee other than Fund Investors, on the other. If the Fund Investor and the General Partner (with the approval of such members of the Advisory Committee) are unable to agree, then they shall submit the issue as to the appropriate amount of stock to an independent nationally recognized investment banking firm, whose determination shall be final and binding. Each SPC recognizes that the amount of stock in the new corporation that its stockholders will receive for the stock of a SPC may be less than the amount of stock in the new corporation the SPC would have received in respect of the SPC's interest in the Partnership. The SPCs acknowledge and agree that their stockholders will bear the entire difference, if any, between (x) the value of the new corporation if the SPCs themselves receive stock in such corporation (rather than the stock of the SPCs being exchanged for stock of the new corporation, or the SPCs being merged into the new corporation, as applicable), as compared to (y) the value of the new corporation if stock of the SPCs is exchanged for stock in such corporation or if the SPCs are merged into such corporation, as applicable.


                                  ARTICLE IV

                DISTRIBUTIONS; ALLOCATION OF PROFITS AND LOSSES

            4.1  Distributions -- General Principles.

            4.1.1 Each distribution made by the Partnership, whether derived from operating cash flow, from the Disposition of all or any portion of an Investment, from the financing or refinancing of an Investment or otherwise shall be made in accordance with this Article IV.

            4.1.2 Except as otherwise provided below, the General Partner shall have discretion to determine the amounts available for distribution, subject to approval by the Advisory Committee. The General Partner shall periodically review any reserves created and may in its discretion increase such reserves or release any excess amounts in such reserves for distribution in accordance with this Article IV, subject in each case to approval of the Advisory Committee. Notwithstanding anything to the contrary contained in this Agreement, distributions to Partners shall be subject to the restrictions contained in Section 17-607 of the Partnership Act.

            4.1.3 The Partnership shall use commercially reasonable efforts to make distributions to Partners with respect to each Fiscal Year in an aggregate amount that, when added to any payments by the Partnership of any principal of or interest on the Notes, equals not less than one-third of the sum of (i) the Partnership's net taxable income for federal income tax purposes for such Fiscal Year plus (ii) any interest deduction taken by the Partnership for interest accrued on the Notes in determining such net taxable income. Disposition Proceeds from an Investment (after payment of the principal of, and accrued interest on, the Notes and less reasonable reserves established by the General Partner, with the approval of the Advisory Committee) shall be distributed within 60 days after the date such Disposition Proceeds are received by the Partnership; provided, however, the General Partner may, with the approval of the Advisory Committee, elect to retain in the Partnership all or any portion of such Disposition Proceeds. All other distributions shall be made at such times and intervals as the General Partner shall determine, and the Advisory Committee shall approve.

            4.1.4 The General Partner may elect, with the approval of the Advisory Committee, to distribute to the Partners securities, assets or other property in kind. Each distribution in kind of securities, assets or other property shall be distributed in accordance with paragraph 4.2 as if there had been a sale of such property for an amount of cash equal to the Fair Market Value of such property followed by an immediate distribution of such cash proceeds. Distributions consisting of cash, securities, assets and/or other property shall be made, to the extent practicable, in pro rata portions as to each Partner receiving such distributions. For purposes of the preceding sentence, securities, assets or other property having a different tax basis than like securities, assets or other property shall be considered to be securities, assets or other property of a different type. Notwithstanding the foregoing, in no event shall any distribution of securities, assets or other property be made to any Limited Partner to the extent such Limited Partner would be prohibited by applicable law or regulation from holding such securities, assets or other property. In such event, the General Partner, with the approval of the Advisory Committee, shall vary the method of distribution in such equitable manner as it may, in its good faith discretion, determine. In the event of any proposed distribution of voting securities, to the extent practicable, each Limited Partner shall be offered the opportunity to acquire comparable nonvoting securities or convertible nonvoting securities, as such Limited Partner may elect.

            4.2  Amounts and Priority of Distributions.

            4.2.1 Each distribution shall be divided among the Limited Partners and the General Partner as follows:

               (a) First, 99% to the Class A and Class B Limited Partners in proportion to their respective Capital Contributions (including, without limitation, any Deemed Capital Contributions), and 1% to the General Partner, until the Class A and Class B Limited Partners have received pursuant to this paragraph 4.2.1(a) an amount equal to their total Capital Contributions (including, without limitation, any Deemed Capital Contributions);

               (b) Second, 99% to the Class A and Class B Limited Partners in proportion to their respective 12% Preferred Returns (as defined in paragraph 4.3.1), and 1% to the General Partner, until the Class A and Class B Limited Partners have received an amount equal to their 12% Preferred Returns; and

               (c) Thereafter, (i) 85% to the Class A and Class B Limited Partners and the General Partner, in proportion to their respective Capital Commitments; (ii) the "GP Special Allocation Percentage" (as hereinafter defined) as of the date of the distribution to the General Partner; (iii) 8% to the Special

Class A and Special Class B Limited Partners, in the proportions set forth in Schedule A hereto; and (iv) the "Class C LP Special Allocation Percentage" as of the date of the distribution to the Class C Limited Partners, to be shared by such Class C Limited Partners in such proportions as the General Partner shall have determined, and the Advisory Committee shall have approved.

            4.2.2(a) The "GP Special Allocation Percentage" initially shall mean 7%, and shall be subject to adjustment as follows:

                      (i) The General Partner, with the approval of the Advisory Committee, from time to time shall issue Class C Limited Partnership Interests to employees of the Partnership or of any Operating Entity or subsidiary of the Partnership, and shall fix the right of each such Class C Limited Partnership Interest to receive distributions pursuant to paragraph 4.2.1(c); provided, however, that in no event shall all such Class C Limited Partnership Interests be entitled to receive more than 1% of the aggregate distributions made pursuant to paragraph 4.2.1(c) (except by reason of any allocation to the Class C Limited Partnership Interests of all or any part of any "GP Reduction Percentage" (as hereinafter defined)). The Class C Limited Partnership Interests so issued shall be subject to such conditions, restrictions and vesting schedules as shall be determined by the General Partner and approved by the Advisory Committee. The percentage of the aggregate distributions made pursuant to paragraph 4.2.1(c) that is allocated to the Class C Limited Partners pursuant to this paragraph 4.2.2(a)(i) shall result in a corresponding reduction in the GP Special Allocation Percentage. By way of illustration, and not of limitation, if pursuant to this paragraph 4.2.2(a)(i) the Class C Limited Partnership Interests are allocated 1% of the aggregate distributions made pursuant to paragraph 4.2.1(c) (i.e., the maximum amount that may be allocated pursuant to this paragraph 4.2.2(a)(i)), then the GP Special Allocation Percentage would be reduced by 1%, and the resulting GP Special Allocation Percentage would be 6%.

                      (ii) The GP Special Allocation Percentage shall be further reduced upon the occurrence of a "Vaughn Termination Event" or a "Koo Termination Event" (as each is hereinafter defined). Upon the occurrence of a Vaughn Termination Event or a Koo Termination Event, the GP Special Allocation shall be reduced by an amount (the "GP Reduction Percentage") equal to the product of the GP Special Allocation Percentage, before giving effect to any reductions pursuant to this paragraph 4.2.2(a)(ii), and a fraction, the numerator of which is the product of (x) 4, in the case of a Vaughn Termination Event, or 2, in the case of a Koo

     Termination Event, and (y) the applicable decimal shown in the following table, and the denominator of which is 6.

          Date of
     Termination Event                        Decimal
     -----------------                        -------
                                     Type A                Type B
                                     ------                ------
                                Termination Event     Termination Event
                                -----------------     -----------------
       7/1/95 - 6/30/96        1.00  - [x][0.375]       1.00 - [x][0.20]
       7/1/96 - 6/30/97        0.625 - [x][0.25]        0.80 - [x][0.20]
       7/1/97 - 6/30/98        0.375 - [x][0.125]       0.60 - [x][0.20]
       7/1/98 - 6/30/99        0.25  - [x][0.125]       0.40 - [x][0.20]
       7/1/99 - 6/30/2000      0.125 - [x][0.125]       0.20 - [x][0.20]
     On or after 7/1/2000      0                        0

     where "x" is a fraction, the numerator of which is the number of days elapsed between July 1 of the applicable period and the date of the Vaughn Termination Event or Koo Termination Event, and the denominator of which is 365. Any GP Reduction Percentage shall be available for reallocation to the General Partner and/or any Class C Limited Partners, in such amounts and subject to such conditions, restrictions and vesting schedules, as shall be determined by the General Partner and approved by the Advisory Committee. By way of illustration, and not of limitation, if no Class C Limited Partnership Interests have been issued, and a Vaughn Type A Termination Event (as hereinafter defined) occurs on December 31, 1997, then the GP Special Allocation Percentage would be reduced by an amount calculated as follows:

        7%   x     4 x {0.375 - [182/365][0.125]}  =      1.46%
                   ------------------------------
                                 6

     Accordingly, the GP Reduction Percentage would be 1.46% and the resulting GP Special Allocation Percentage would be 5.54%. Such 1.46% would be available for reallocation to the General Partner or the Class C Limited Partners, as determined by the General Partner and approved by the Advisory Committee.

                  (iii) In the event of a reduction in the GP Special Allocation Percentage pursuant to paragraph 4.2.2(a)(ii), followed by an event giving rise to a reduction pursuant to paragraph 4.2.2(a)(i), the GP Special Allocation Percentage (including the GP Reduction Percentage) shall be recalculated for all subsequent distributions, with all reductions pursuant to paragraph 4.2.2(a)(i) being deemed to have occurred and been applied before the reduction pursuant to paragraph 4.2.2(a)(ii).

               (b) The "Class C LP Special Allocation Percentage" initially shall be 0, and shall be subject to adjustment as provided in paragraphs 4.2.2(a)(i) and (ii) above.

               (c)  A "Vaughn Termination Event" shall mean either a
"Vaughn Type A Termination Event" or a "Vaughn Type B Termination Event." A "Vaughn Type B Termination Event" shall mean any of the following: (i) the termination by the Partnership of James C. Vaughn's employment with the Partnership for "cause" (as defined in the Vaughn Employment Agreement); (ii) the voluntary termination by Mr. Vaughn of his employment with the Partnership; (iii) the Partnership's election not to renew the Vaughn Employment Agreement on a year-to-year basis (but otherwise on the same terms) for reasons that would constitute "cause"; (iv) Mr. Vaughn's failure to accept the Partnership's renewal of the Vaughn Employment Agreement on a year-to-year basis (but otherwise on the same terms); and (v) the removal of FVP GP, L.P. as a General Partner of the Partnership for "cause" (as defined in paragraph 7.2.1). A "Vaughn Type A Termination Event" shall mean (x) any termination of Mr. Vaughn's employment with the Partnership, whether by the Partnership or Mr. Vaughn, whether voluntarily or involuntarily, and whether with or without reason, other than a termination that constitutes a Vaughn Type B Termination Event; or (y) any removal of FVP GP, L.P. as a General Partner of the Partnership, whether with or without reason, other than a removal that constitutes a Vaughn Type B Termination Event.

               (d) A "Koo Termination Event" shall mean either a "Koo Type A Termination Event" or a "Koo Type B Termination Event." A "Koo Type B Termination Event" shall mean any of the following: (i) the termination by the Partnership of John S. Koo's employment with the Partnership for "cause" (as defined in the Koo Employment Agreement); (ii) the voluntary termination by Mr. Koo of his employment with the Partnership; (iii) the Partnership's election not to renew the Koo Employment Agreement on a year-to-year basis (but otherwise on the same terms) for reasons that would constitute "cause";
(iv) Mr. Koo's failure to accept the Partnership's renewal of the Koo Employment Agreement on a year-to-year basis (but otherwise on the same terms); and (v) the removal of FVP GP, L.P. as a General Partner of the Partnership for "cause" (as defined in paragraph 7.2.1). A "Koo Type A Termination Event" shall mean (x) any termination of Mr. Koo's employment with the Partnership, whether by the Partnership or Mr. Koo, whether voluntarily or involuntarily, and whether with or without reason, other than a termination that constitutes a Koo Type B Termination Event; or (y) any removal of FVP GP, L.P. as a General Partner of the Partnership, whether with or without reason, other than a removal that constitutes a Koo Type B Termination Event.

            4.3  Definitions and Rules Relating to Preferred Returns.

            4.3.1 "12% Preferred Return" shall mean, with respect to a Class A or Class B Limited Partner at any particular time, an amount equal to the amount that would be required to be distributed to such Partner at that time (including, without limitation, the return of such Partner's Capital Contributions (including Deemed Capital Contributions)) in order for the following rate of return to equal 12%: the rate of return (calculated as provided in paragraph 4.3.2 below) which (x) the total amount of principal and interest that has been paid to such Partner by the Partnership under the Notes as of that time, plus the total amount that has been distributed by the Partnership to such Partner in respect of its Interest as of that time, represents on (y) the total amount of Loans made by such Partner to the Partnership as of that time, plus the total amount of Capital Contributions (including, without limitation, Deemed Capital Contributions) made by such Partner to the Partnership as of that time. For purposes of calculating the 12% Preferred Return, the General Partner in its discretion may assume that Capital Contributions made by the Partners pursuant to paragraph 3.3.1, and Loans made by the Partners pursuant to the Purchase Agreement, have been made on the date specified in the written notice given by the General Partner requiring such Capital Contributions or Loans.

            4.3.2 The rate of return referred to above is an annual rate. Rate of return shall be calculated with annual compounding, taking into account the periods of time from the date the first relevant Capital Contribution or Loan (including, without limitation, Deemed Capital Contributions) was made to the dates of each relevant Capital Contribution and Loan subsequently made and of each relevant distribution and payment of principal and interest. All calculations shall be performed on the basis of a 360-day year comprised of twelve 30-day months.

            4.4  Capital Accounts and Adjusted Capital Accounts; Allocations.

            4.4.1 (a) There shall be established for each Partner on the books of the Partnership a Capital Account initially reflecting an amount equal to its Capital Contribution. The Capital Accounts shall be adjusted from time to time to reflect the Partners' allocable shares of Net Profits or Net Losses, special allocations pursuant to paragraph 4.4.4, distributions pursuant to paragraphs 4.2 and 9.2.4(ii) and as otherwise required by the Code and Regulations, including but not limited to the rules of Treas. Reg.
Section 1.704-1(b)(2)(iv).

               (b) If allocations are required pursuant to paragraph 4.4.5(b) or (c) hereof, then the adjustments to the Capital Accounts of the Partners in respect of the property described therein shall be made in accordance with Treas. Reg. Section 1.704-1(b)(2)(iv)(g) for allocations to them of depreciation, depletion, amortization and gain or loss as computed for book purposes, and no further adjustments shall be made to the Capital Accounts to reflect the Partners' shares of the corresponding tax items. For purposes of computing such adjustments to the Capital

Accounts, the General Partner will utilize the method of computing depreciation, depletion or amortization with respect to such property as is utilized for federal income tax purposes except that the property's value for book purposes will be used rather than its adjusted tax basis.

               (c) The General Partner shall at all times during the existence of the Partnership maintain a minimum Capital Account balance equal to 1% of the total positive Capital Account balances of all Partners having positive balances in their Capital Accounts.

               (d) The Partnership shall establish and maintain an Adjusted Capital Account for each Partner in its workpapers (and not on its books).

            4.4.2 Net Profits for any Fiscal Year or period shall be allocated as follows:

               (a) first, to those Partners, if any, having negative balances in their respective Adjusted Capital Accounts, an amount equal, and in proportion, to such negative balances;

               (b) second, to the Partners in an amount equal, and in proportion, to the excess, if any, of each respective Partner's Unrecouped Capital Contributions over such Partner's Adjusted Capital Account until the positive balance in each Partner's Adjusted Capital Account equals the amount of such Partner's Unrecouped Capital Contributions;

               (c) third, to the Partners in an amount equal, and in proportion, to the excess, if any, of each respective Partner's Priority Capital over such Partner's Adjusted Capital Account until the positive balance in each Partner's Adjusted Capital Account equals the amount of such Partner's Priority Capital; and

               (d) thereafter, to the Partners in such amount and manner as may be required so that, to the maximum extent possible, the amount of each Partner's Adjusted Capital Account (prior to the applicable distribution, if any) is such that if a distribution were to be made to each Partner in an amount equal to such Partner's Excess Capital Account, such distribution would be equal to the amount distributed and/or distributable to such Partner under paragraph 4.2.1(c).

            4.4.3 Net Losses for any Fiscal Year or period shall be allocated as follows:

               (a) first, to the Partners in such amount and manner as may be required so that, to the maximum extent possible, the amount of each Partner's Adjusted Capital Account (prior to the applicable distribution, if any) is such that if a distribution were to be made to each Partner in an amount equal to such Partner's Excess Capital Account, such distribution would be equal to the amount distributed and/or distributable to such Partner under paragraph 4.2.1(c);

               (b) second, to the Partners in an amount equal, and in proportion, to the amounts of their respective Excess Capital Accounts until no Partner has an Excess Capital Account;

               (c) third, to the Partners in an amount equal, and in proportion, to the amounts of their respective Priority Capital Accounts until no Partner has a Priority Capital Account;

               (d) fourth, to the Partners in an amount equal, and in proportion, to the positive balances of their respective Adjusted Capital Accounts, until the balance of each Partner's Adjusted Capital Account is reduced to zero; and

               (e)  thereafter, 100 percent to the General Partner.

            4.4.4 Notwithstanding any other provision of this Agreement, the following allocations shall be made prior to any other allocations under this Agreement and in the following order of priority:

               (a) (i) If there is a net decrease in Partnership Minimum Gain during any Fiscal Year or period so that an allocation is required by Treas. Reg. Section 1.704-2(f), items of income and gain shall be allocated to the Partners in the manner and to the extent required by such Regulation. This provision is intended to be a minimum gain chargeback within the meaning of Treas. Reg. Section 1.704-2(f)(1) and shall be interpreted and applied consistently therewith.

                   (ii) If there is a net decrease in the minimum gain attributable to a Partner Nonrecourse Loan during any Fiscal Year or period so that an allocation is required by Treas. Reg. Section 1.704-2(i)(4) (minimum gain chargeback attributable to a partner nonrecourse debt), items of income and gain shall be allocated in the manner and to the extent required by such Regulation.

               (b) If, at the close of any Fiscal Year, allocations of Net Profits or Net Losses pursuant to the other provisions of this paragraph 4.4 or distributions made or to be made pursuant to paragraph 4.2.1 or paragraph 9.2.4(ii) would not prevent or would cause any Limited Partner to have a negative Adjusted Capital Account balance, then gross income of the Partnership for such year and each subsequent year (if necessary) shall be allocated to such Partner to the extent required to eliminate, as quickly as possible, such negative Adjusted Capital Account balance. This paragraph 4.4.4(b) is intended to comply with the qualified income offset requirement of Treas. Reg.
Section 1.704-1(b)(2)(ii)(d).

               (c) Nonrecourse Deductions, if any, for any Fiscal Year or period shall be allocated in the following order of priority:

               (i) first, to the Partners up to an amount equal, and in proportion, to the allocation of Net Profits for such Fiscal Year or period pursuant to paragraph 4.4.2 hereof; and

               (ii) thereafter, to the Partners in proportion to their respective Capital Contributions.

               (d) Any Partner Nonrecourse Deduction shall be allocated to the Partner who bears the economic risk of loss with respect to the loan giving rise to such deduction within the meaning of Treas. Reg.
Section 1.752-2.

               (e) Interest expense incurred by the Partnership with respect to interest on Senior Subordinated Notes held by a Partner, or by an Affiliate of such Partner, shall be allocated to such Partner, to the extent not otherwise allocated to such Partner pursuant to paragraph 4.4.4(d).

            4.4.5 (a) For federal, state and local income tax purposes, all items of taxable income, gain, loss, and deduction for each Fiscal Year or period shall be allocated among the Partners in accordance with the manner in which the corresponding items were allocated under paragraphs 4.4.2, 4.4.3 and 4.4.4, except as provided in paragraph 4.4.5(b) and (c) hereof.

               (b) If property is contributed to the Partnership by a Partner and there is a difference between the basis of such property to the Partnership for federal income tax purposes and the fair market value at the time of its contribution, then items of income, gain, deduction and loss with respect to such property, as computed for federal income tax purposes (but not for book purposes), shall be allocated (in any permitted manner determined by the General Partner with the approval of the Advisory Committee) among the Partners so as to take account of such book/tax difference as required by Code
Section 704(c).

               (c) If property (other than property described in paragraph 4.4.5(b) hereof) of the Partnership is reflected in the Capital Accounts of the Partners and on the books of the Partnership at a book value that differs from the adjusted basis of such property for federal income tax purposes by reason of a revaluation of such property, then items of income, gain, deduction and loss with respect to such property, as computed for federal income tax purposes (but not for book purposes), shall be allocated (in any permitted manner determined by the General

Partner with the approval of the Advisory Committee) among the Partners in a manner that takes account of the difference between the adjusted basis of such property for federal income tax purposes and its book value in the same manner as differences between adjusted basis and fair market value are taken into account in determining the Partners' shares of tax items under Code Section 704(c).

            4.4.6 Without altering the overall amount of Net Profits or gross income allocable to any Partner, Net Profits or gross income taxable as ordinary income under Sections 1245 and 1250 of the Code, or similar provisions of the Code (the "Depreciation Recapture"), shall, to the extent possible, be allocated to those Partners to whom allowances for depreciation or amortization giving rise to Depreciation Recapture were allocated.

            4.4.7 If, at any time, the allocation provisions of paragraphs 4.4.2, 4.4.3 and 4.4.4 do not result in the General Partner receiving in the aggregate an allocation of at least 1% of all the Partnership items of income, gain, loss or deduction for the Fiscal Year, then the General Partner shall be allocated pro rata so much of each of those items as will cause it in the aggregate to be allocated at all times 1% of those items.

            4.4.8 (a) The foregoing provisions are intended to comply with Treas. Reg. Section 1.704-1(b), and shall be interpreted and applied as provided in such Treasury Regulations. If the General Partner shall reasonably determine that the manner in which the Capital Accounts or Adjusted Capital Accounts, or any increases or decreases thereto, are computed, or the manner in which any allocations are made under paragraph 4.4, should be adjusted in order to comply with Section 704(b) and Section 704(c) of the Code and the Regulations thereunder, the General Partner shall, subject to the approval of the Advisory Committee, make such modifications, provided that the General Partner shall not modify the manner of making distributions pursuant to this Agreement. Without limiting the generality of the foregoing, the General Partner shall apply paragraphs 4.4.2 and 4.4.3, in conjunction with paragraph 4.4.4, in a manner that does not result in the duplication of the allocation of items of income, gain, deduction or loss. All elections, decisions and other matters concerning the allocations hereunder among the Partners, and accounting procedures, not specifically and expressly provided for by the terms of this Agreement, including, but not limited to, the election pursuant to section 754 of the Code (or corresponding provisions of subsequent law) to adjust the basis of the Partnership's assets as provided by sections 734 and 743 of the Code, shall be determined by the General Partner, but shall be subject in the case of any material election, decision or other matter, to the approval of the Advisory Committee.

               (b) If the General Partner shall determine, and the Advisory Committee shall approve, that the Junior Subordinated Notes should be treated as equity for federal income tax purposes, then for purposes of computing the allocations contained in this paragraph 4.4, appropriate adjustments shall be made by the General Partner, subject to the approval of the Advisory Committee, to each Partner's Capital Account, Adjusted Capital Account, Excess Capital Account, Priority Capital, Priority Capital Account, Unrecouped Capital Contributions, Capital Commitment and Capital Contributions.

            4.5 Tax Advances. To the extent the Partnership is required by law to withhold or to make tax payments on behalf of or with respect to any Partner (e.g., backup withholding or withholding with respect to Partners that are neither citizens nor residents of the United States) ("Tax Advances"), the General Partner may withhold such amounts and make such tax payments as so required. All Tax Advances (other than Tax Advances withheld from distributions) made on behalf of a Partner, together with interest thereon at the "applicable federal rate," shall, at the option of the General Partner,
(i) be promptly paid to the Partnership by the Partner on whose behalf such Tax Advances were made or (ii) be repaid by reducing the amount of the current or next succeeding distribution or distributions which would otherwise have been made to such Partner or, if such distributions are not sufficient for that purpose, by so reducing the liquidation proceeds otherwise payable to such Partner. Whenever the General Partner selects option (ii) pursuant to the preceding sentence for repayment of a Tax Advance by a Partner, for all other purposes of this Agreement such Partner shall be treated as having received all distributions (whether before or upon liquidation) unreduced by the amount of such Tax Advance. Each Partner hereby agrees to indemnify and hold harmless the Partnership from and against any liability with respect to Tax Advances required on behalf of or with respect to such Partner.


                                   ARTICLE V

                   RIGHTS AND DUTIES OF THE GENERAL PARTNER

            5.1  Management.

            5.1.1 Except as otherwise expressly provided herein, the General Partner is hereby vested with the full, exclusive and complete right, power and discretion to operate, manage and control the affairs and business of the Partnership and to make all decisions affecting Partnership affairs and business, as deemed proper, convenient or advisable by the General Partner to carry on the business of the Partnership as described in paragraph 2.4, and the General Partner shall have all of the rights and powers of a general partner of a limited partnership under the Partnership Act and otherwise as provided by law.

Without limiting the generality of the foregoing, all of the Partners hereby specifically agree and Consent that the General Partner may, on behalf of the Partnership, at any time, and without further notice to or Consent from any Limited Partner (but subject to such approvals of the Advisory Committee as may be required pursuant to paragraph 6.2), do the following:

                 (a) make Investments consistent with the purposes of the Partnership;

                 (b) sell, exchange or otherwise dispose of all or any part of any Investment, whether for cash, securities, property or on such terms as the General Partner shall determine to be appropriate;

                 (c) borrow money or guarantee loans, to the extent permitted by paragraph 5.1.2;

                 (d) perform, or arrange for the performance of, the management and administrative services necessary for the operations of the Partnership and, subject to paragraph 5.1.1(k), manage the investment of the Partnership's funds prior to their investment in Investments;

                 (e) manage Investments, including, but not limited to, administering Investments and the ultimate realization of those Investments and providing managerial assistance to the Persons in which the Partnership holds Investments;

                 (f) incur all expenditures permitted by this Agreement and, to the extent that funds of the Partnership are available, pay all expenses, debts and obligations of the Partnership;

                 (g) employ and dismiss from employment any and all employees, consultants, agents, attorneys, accountants and professional advisors;

                 (h) enter into, execute, amend, supplement, acknowledge and deliver any and all contracts, agreements or other instruments as the General Partner shall determine to be appropriate in furtherance of the purposes of the Partnership;

                 (i) pay, collect, compromise, arbitrate, resort to legal action for or otherwise adjust claims or demands of or against the Partnership;

                 (j) engage in any kind of activity and perform and carry out contracts of any kind necessary to, or in connection with, or incidental to, the purposes of the Partnership (as set forth in paragraph 2.4), to the extent the same may be lawfully carried on or performed by a partnership under the laws of each state in which the Partnership is then formed or qualified;

                 (k) pending investment in Investments, payment of Partnership expenses in accordance with paragraph 5.5.1 or cash distributions to the Partners, make temporary investments of Partnership capital in (i) United States government and agency obligations, (ii) commercial paper rated not lower than P-2 with maturities of not more than six (6) months and one (1) day, (iii) interest-bearing deposits in United States banks with an unrestricted surplus of at least $250,000,000, maturing within one (1) year, or (iv) money market mutual funds with assets of not less than $750,000,000, substantially all of which assets consist of items described in one or more of the foregoing clauses (i), (ii) and (iii);

                 (l) admit additional Limited Partners or permit any existing Limited Partner to increase its Capital Commitment, on the terms and conditions set forth in this Agreement;

                 (m) admit an assignee of all or any fraction of a Limited Partner's Interest to be a Substituted Limited Partner in the Partnership pursuant to and subject to the terms of paragraph 8.3; and

                 (n) act as the "tax matters partner" of the Partnership, as such term is defined in Section 6231(a)(7) of the Code, and exercise any authority permitted the tax matters partner under the Code.

            5.1.2 Subject to such approvals of the Advisory Committee as may be required pursuant to paragraph 6.2, the General Partner shall have the right, at its option, to cause the Partnership (i) to borrow money from any Person (including a Partner) for any Partnership purpose, including, without limitation, in connection with the Partnership's acquisition of Investments, or (ii) to guarantee loans made to any Person in which the Partnership acquires or proposes to acquire Investments (or to any subsidiary thereof). The Partnership may secure such borrowings or guarantees with Partnership assets, including an assignment by the Partnership of its right to receive the Unused Capital Commitments or Loan Amounts from time to time of all of the Partners, and such lenders may be granted the right to cause the Partnership to deliver the written notice contemplated by clause (z) of paragraph 3.3.1(a) of this Agreement, or clause (z) of Section 1.7(a) of the Purchase Agreement if such borrowings or the borrowings so guaranteed are not repaid in accordance with the terms thereof. The General Partner shall give the Limited Partners prompt notice of any guaranty given by the Partnership, including the amount of the Partnership's potential liability thereunder, the final maturity thereof and the amount of any fee received by the Partnership in connection therewith.

            5.1.3 Third parties dealing with the Partnership may rely conclusively upon any certificate of the General Partner to the effect that it is acting on behalf of the Partnership. The signature of the General Partner shall be sufficient to bind the Partnership in every manner to any agreement or on any document, including, but not limited to, documents drawn or agreements made in connection with the acquisition or disposition of any Investments or other properties in furtherance of the purposes of the Partnership.

            5.1.4 Notwithstanding the provisions of paragraph 5.1.1, the General Partner shall not do any of the following:

               (a) conduct the operations of the Partnership or do any act in a manner inconsistent with the provisions of this Agreement;

               (b) take any action which would make it impossible to carry on the ordinary operations of the Partnership, except as otherwise provided in this Agreement;

               (c) possess Partnership property, or assign any rights in Partnership property, for other than a Partnership purpose;

               (d) take any action which requires approval of the Advisory Committee, unless such action shall first have been so approved;

               (e) permit the Partnership to take any action or operate in any manner as (i) would cause the Partnership to be classified as an "investment company" for purposes of the Investment Company Act of 1940 (as amended from time to time) or (ii) would cause all or any portion of the assets of the Partnership to constitute "plan assets" under ERISA or the Code;

               (f) admit a Person as a Partner, except as otherwise provided in this Agreement;

               (g) transfer its Interest as General Partner of the Partnership; or

               (h)  amend this Agreement, except as otherwise provided in
Article X.

          5.2  Duties and Obligations of the General Partner.

          5.2.1 The General Partner shall take all actions and perform all duties and obligations which may be necessary or appropriate in connection with the management, conduct and operation of the business and affairs of the Partnership in accordance with the terms and provisions of this Agreement and applicable laws and regulations.

          5.2.2 The General Partner will use its reasonable best efforts to find opportunities for investment in Investments.

          5.2.3 The General Partner shall take all action which may be necessary or appropriate for the continuation of the Partnership's valid existence and authority to do business as a limited partnership under the laws of the State of Delaware and of each other jurisdiction in which such authority to do business is, in the judgment of the General Partner, necessary or advisable to protect the limited liability of the Limited Partners or to enable the Partnership to conduct the business in which it is engaged.

          5.2.4 The General Partner shall at all times conduct its affairs and the affairs of all of its Affiliates and of the Partnership in such a manner that, except as otherwise provided herein, neither any Limited Partner, any Affiliate of any Limited Partner nor any member of the Advisory Committee will have any personal liability to third parties with respect to any Partnership liability or obligation.

          5.2.5 The General Partner shall prepare or cause to be prepared and shall file on or before the due date (or any extension thereof) any federal, state or local tax returns required to be filed by the Partnership. The General Partner shall cause the Partnership to pay any taxes payable by the Partnership (it being understood that the expenses of preparation and filing of such tax returns, and the amounts of such taxes, are expenses of the Partnership and not of the General Partner); provided, however, that the General Partner shall not be required to cause the Partnership to pay any tax so long as the General Partner or the Partnership is in good faith and by appropriate legal proceedings contesting the validity, applicability or amount thereof and such contest does not materially endanger any right or interest of the Partnership.

          5.2.6 The General Partner shall be under a fiduciary duty to conduct the affairs of the Partnership and its dealings with the Limited Partners in the best interests of the Partnership and the Limited Partners, including the safekeeping and use of all Partnership funds and assets for the exclusive benefit of the Partnership.

          5.3  Other Businesses of Partners.

          5.3.1 The General Partner shall be a single-purpose entity, whose sole purpose and activity shall be to act as general partner of the Partnership. FrontierVision Inc. shall be a single-purpose entity, whose sole purpose and activity shall be to act as general partner of the General Partner. The General Partner shall, and shall cause each GP Principal to, devote to the Partnership and to Persons in which the Partnership acquires or holds Investments such time as shall be necessary to conduct the Partnership business and affairs in an appropriate manner, which in the case of James C. Vaughn and John S. Koo and any other person designated by the Advisory Committee shall be his full business time except, in the case of Mr. Vaughn, for his responsibilities in assisting in the sale of the partnership interests of Triax Associates V, L.P. Until the earlier of (i) the expiration of the term of the Partnership (including any extension thereof) and (ii) the dissolution of the Partnership, the General Partner shall not, and shall cause each GP Principal not to, directly or indirectly, acquire, for its or his own account, an investment which is of a character and in an amount consistent with the purposes of the Partnership or be a general partner or principal of any other entity having purposes substantially similar to the principal purpose of the Partnership described in paragraph 2.4. Any Class A or Class B Limited Partner may engage in or possess any interest in other business ventures of any kind, nature or description, independently or with others, whether such ventures are competitive with the Partnership or otherwise. Neither the Partnership nor any Partner shall have any rights or obligations by virtue of this Agreement or the partnership relationship created hereby in or to such independent ventures or the income or profits or losses derived therefrom. The Limited Partners Consent that the General Partner may offer to any Limited Partner, outside the Partnership and in its individual capacity, the opportunity to make loans to any Person in which the Partnership acquires or holds investments, and no other Partner shall have any right to participate, or any interest, therein by virtue of this Agreement or the partnership relationship created hereby.

          5.4  Authority of Partners to Deal with Partnership.

          5.4.1 Without limiting the other powers set forth herein, the General Partner is expressly authorized, in the name and on behalf of the Partnership, to enter into the Vaughn Employment Agreement and the Koo Employment Agreement, and to perform and observe each and every one of the covenants, promises, obligations, duties and liabilities applicable to the Partnership as set forth in such agreements.

          5.4.2 Except as expressly provided in Article IV and in the Vaughn Employment Agreement and the Koo Employment Agreement, neither the General Partner nor any GP Principal nor any of its Affiliates shall receive, directly or indirectly, any salary, fees, profits, distributions or compensation from the Partnership, other than salaries, bonuses and other benefits that are approved by the Advisory Committee.

          5.5  Partnership Expenses.

          5.5.1 The Partnership shall pay all expenses of operating and maintaining the Partnership and its assets and business (which expenses shall include, without limitation, legal and accounting fees of the Partnership).

          5.6  Exculpation and Indemnification.

          5.6.1 In the absence of fraud, breach of fiduciary duty, willful misconduct (which shall include, but not be limited to, any willful breach of this Agreement) or gross negligence, neither the General Partner nor its partners, nor their respective officers, directors, employees, agents or stockholders (including when any of the foregoing is serving at the request of the General Partner on behalf of the Partnership as a partner, officer, director, employee or agent of any other Person) (in each case, an "Indemnitee") shall be liable to any other Partner or the Partnership (i) for any mistake in judgment, (ii) for any action taken or omitted to be taken in good faith and in a manner reasonably believed by such Person to be in the best interests of the Partnership and to be within the scope of its authority conferred by this Agreement, or (iii) for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent, provided that such broker or other agent shall have been selected and supervised by the General Partner or other Indemnitee with reasonable care.

          5.6.2 The Partnership shall, to the fullest extent permitted by law, out of its assets and not out of the assets of the General Partner, indemnify and hold harmless each of the Indemnitees and the Liquidating Trustee (and each of their respective heirs and legal and personal representatives) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than any action by or in the name of the Partnership), by reason of any action taken or omitted to be taken in connection with or arising out of such Person's activities on behalf of the Partnership or in furtherance of the interests of the Partnership, if such actions were taken or omitted to be taken in good faith and in a manner reasonably believed by such Person to be in the best interests of the Partnership and to be within the scope of the authority conferred by this Agreement, against losses, damages and expenses for which such Person has not otherwise been reimbursed (including reasonable attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such Person in connection with such action, suit or proceeding; provided, that any Person entitled to indemnification from the Partnership hereunder shall obtain the written consent of the General Partner (which consent shall not be given without approval of the Advisory Committee) prior to entering into any compromise or settlement which would result in an obligation of the Partnership to indemnify such Person. The Partnership, in the discretion of the General Partner (but subject to the approval of the Advisory Committee), may advance monies of the Partnership to any Indemnitee who is or may be subject to a claim for which indemnification may be required under this paragraph 5.6.2 to cover attorneys' and accountants' fees and disbursements and other similar defense costs or expenses. Such advances shall be conditioned on receipt by the Partnership of an undertaking by the Indemnitee to return monies so advanced if it ultimately is determined that indemnification is not required under this paragraph 5.6.2.

          5.6.3 The Partnership shall have the power to purchase and maintain insurance on behalf of any present or future Indemnitee, Liquidating Trustee or member of the Advisory Committee (each an "Insured Party") against any liability asserted against such Insured Party by reason of actions or omissions or alleged actions or omissions taken or omitted to be taken by the Insured Party in connection with the Partnership and its business and affairs (including insurance against liability for any breach or alleged breach of its fiduciary responsibilities), whether or not the Partnership would have the power to indemnify such Insured Party against such liability under this
Article V.


                                  ARTICLE VI

                            THE ADVISORY COMMITTEE

          6.1 Establishment of the Advisory Committee. The Partnership shall establish an Advisory Committee consisting of four (4) representatives of the Attributable Class A Limited Partners and one (1) representative of the General Partner. The General Partner shall appoint individuals designated as follows as representatives of the Attributable Class A Limited Partners on the Advisory Committee (except that no individual so designated shall be appointed to or shall serve on the Advisory Committee if his appointment or service would result in an FCC Regulatory Issue): (i) JPMIC shall be entitled to designate one member of the Advisory Committee, so long as the aggregate Capital Commitments and Loan Amounts to the Partnership of JPMIC and its Affiliates equals or exceeds $15 million and neither JPMIC nor any of its Affiliates is a Defaulting Partner; (ii) Olympus Growth Fund II, L.P. shall be entitled to designate one member of the Advisory Committee, so long as the aggregate Capital Commitments and Loan Amounts to the Partnership of the SPCs owned by it equals or exceeds $15 million and no such SPC is a Defaulting Partner; (iii) T. Michael Long and Lawrence C. Tucker together shall be entitled to designate one member of the Advisory Committee, so long as the aggregate Capital Commitments and Loan Amounts of the SPCs owned by 1818 Fund II, L.P. equals or exceeds $15 million and no such SPC is a Defaulting Partner; and (iv) First Union Capital Partners, Inc. shall be entitled to designate one member of the Advisory Committee, so long as the aggregate Capital Commitments and Loan Amounts to the Partnership of First Union Capital Partners, Inc. and its Affiliates equals or exceeds $15 million and neither First Union Capital Partners, Inc. nor any of its Affiliates is a Defaulting Partner. Each of the foregoing Persons shall at all times have the right to remove, with or without cause, the member of the Advisory Committee designated by such Person and to designate a member in his place. If any of the foregoing Persons shall lose the right to appoint a member of the Advisory Committee, that member of the Advisory Committee thereafter shall be designated by a majority in Interest of the Attributable Class A Limited Partners. No Non-Attributable Limited Partner shall be entitled to designate a member of the Advisory Committee. No member of the Advisory Committee and no Limited Partner that designates, or whose controlling Person or investment advisor designates, a member of the Advisory Committee shall be deemed to be an Affiliate of the Partnership or the General Partner solely by reason of such membership.

          6.2  Functions of the Advisory Committee.

          6.2.1 The Advisory Committee generally will consult with and advise the General Partner with respect to the Partnership's business and overall strategy. In addition, the General Partner shall present to the Advisory Committee for its review, and the Advisory Committee may approve or disapprove (and unless the Advisory Committee approves, the General Partner shall not act with respect to), each of the following matters:

               (a) the acquisition by the Partnership of any Investment (including the determination of whether the Investment will be made directly by the Partnership or through an Operating Entity) or the formation by the Partnership of any Operating Entity or the entering by the Partnership into any joint venture or business combination;

               (b) the sale, exchange or other disposition by the Partnership or any Operating Entity of all or substantially all of any Investment;

               (c) any financing or refinancing of the Partnership or any Operating Entity, except for financings and refinancings in an aggregate amount outstanding at any one time of up to $1,000,000;

               (d) any borrowings, loans or guarantees by the Partnership or any Operating Entity relating to indebtedness for borrowed money (other than bonds and letters of credit posted in the ordinary course of business in an aggregate amount outstanding at any one time of up to $1,000,000); any assignment by the Partnership of its right to receive Unused Capital Commitments or Loan Amounts as security for borrowings, loans or guarantees; any prepayments of term borrowings by an amount in excess of $1,000,000 in the aggregate, including, without limitation, any prepayments (regardless of amount) under the Notes; and any subordination agreement relating to the Notes;

               (e) any capital call pursuant to clause (x) of paragraph 3.3.1(a) or any request for a Loan pursuant to clause (x) of Section 1.7(a) of the Purchase Agreement;

               (f) except as expressly contemplated by clause (i) of paragraph 3.4.4 and Section 1.6 of the Purchase Agreement, the admission of additional Partners to the Partnership or additional partners to the General Partner, the increase by any existing Partner in its Capital Commitment or Loan Amount, any reallocation from Junior Subordinated Notes to Capital Commit ments as provided for in Section 1.10 of the Purchase Agreement, the issuance of additional interests in the General Partner, the amendment of the allocation provisions of the General Partner Partnership Agreement, the issuance of any additional shares of stock of FrontierVision Inc., the transfer of any shares of capital stock of FrontierVision Inc. or the merger or consolidation of FrontierVision, Inc., the issuance or sale of interests in any Operating Entity, and the creation and issuance of additional classes or series of Limited Partnership Interests;

               (g) any extension by the General Partner of the Capital Call Expiration Date pursuant to paragraph 3.3.1(b) or Loan Request Expiration Date pursuant to Section 1.7(b) of the Purchase Agreement;

               (h) the election by the General Partner to retain in the Partnership all or any portion of Disposition Proceeds from an Investment;

               (i) the election by the General Partner to distribute to the Partners securities, assets or other property in kind;

               (j) the commencement by the Partnership or any Operating Entity of legal proceedings, other than legal proceedings of a type customarily commenced in the cable television industry in the ordinary course of business and that are not, in the aggregate, material;

               (k) the selection of the Partnership's accountants, and any material accounting and tax methods;

               (l) the annual budget and business plan for the Partnership or any Operating Entity (drafts of which shall be presented to the Advisory Committee no later than 60 days prior to the beginning of each Fiscal Year), and any material amendments thereto or deviations therefrom;

               (m)  determinations of Fair Market Value;

               (n) any transaction or agreement between the Partnership or any Operating Entity and the General Partner, any GP Principal or their Affiliates;

               (o) the matters as to which Advisory Committee approval is specifically required under this Agreement, including, without limitation,
Article I (definitions of Fair Market Value and Initial Offering Expiration
Date) and the following paragraphs:  2.5, 3.2.4, 3.3.1, 3.4.1, 3.6.1,
3.7.3(d), 4.1.2, 4.1.3, 4.1.4, 4.2.1(c), 4.2.2(a), 4.4.5(b), 4.4.5(c), 4.4.8,
5.4.2, 5.6.2, 7.2.1, 7.2.2, 7.2.3, 8.1.2, 8.1.3, 9.2.2, 9.2.5, 10.1.2, 13.2,
15.1 and 15.12.

In addition, the Advisory Committee shall have the authority to make all determinations as to whether the Vaughn Employment Agreement and/or the Koo Employment Agreement (i) shall be terminated pursuant to its terms (including, without limitation, for "cause", as therein defined) or (ii) shall be renewed at the end of its then current term. The Advisory Committee also shall have the authority to make a determination that a sale, exchange or other disposition of an Investment should be pursued by the Partnership. If the Advisory Committee makes any such determination, the Advisory Committee shall direct the General Partner to act in accordance with such determination, and the General Partner shall be obligated, within five days thereafter, to initiate such action and thereafter diligently to pursue such action. The failure of the General Partner to follow any such direction of the Advisory Committee shall constitute a material breach of this Agreement. Neither the Advisory Committee nor any member thereof shall have the power to bind or to act for or on behalf of the Partnership in any manner, and in no event shall a member of the Advisory Committee be considered a general partner of the Partnership by agreement, estoppel or otherwise as a result of the performance of functions hereunder.

          6.2.2 The Advisory Committee shall meet with the General Partner no less frequently than quarterly. In addition to such quarterly meetings, the General Partner shall have the option to call other meetings of the Advisory Committee at such times as shall be necessary to permit the General Partner to take timely actions with respect to the matters referred to above requiring prior approval of the Advisory Committee. Meetings of the Advisory Committee may be held in person or by telephonic means. The Advisory Committee may also act by written consent provided that prior notice of any proposed action to be taken by written consent shall have been given to all members of the Advisory Committee.

          6.2.3 The Advisory Committee shall, unless otherwise specifically provided herein, act by vote of a majority of the members serving on the Advisory Committee that are entitled to

















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
vote on the matter.  The matters referred to in paragraph 6.2.1(a)-(f), (h),
(i) and (o) [other than the matters referred to in the definition of Fair Market Value in Article I and in paragraphs 4.2.2(a), 7.2.1., 7.2.2., 7.2.3 and 15.1] shall require approval of seventy-five percent (75%) of the members serving on the Advisory Committee that are entitled to vote on the matter.
The matters referred to in paragraph 6.2.1(g) shall require unanimous approval of the members serving on the Advisory Committee. The representative of the General Partner on the Advisory Committee shall abstain from the matters referred to in paragraphs 6.2.1(m) and (n), in the definition of Fair Market Value in Article I and in paragraphs 7.2.1, 7.2.2 and 7.2.3. Any member of the Advisory Committee may resign by giving to the General Partner and the other members of the Advisory Committee thirty (30) days' prior written notice. Any vacancy in the Advisory Committee, whether created by such resignation or by the death of any member, shall be filled as provided in paragraph 6.1 of this Agreement.

          6.2.4 Each member of the Advisory Committee shall be reimbursed by the Partnership for all reasonable out-of-pocket costs and expenses (including travel expenses) incurred in connection with serving on the Advisory Committee. No fee shall be paid to members of the Advisory Committee for their services.

          6.2.5 To the fullest extent permitted by law, whenever in this Agreement the Advisory Committee is permitted or required to consult with or advise the General Partner or to approve or disapprove any action, each member of the Advisory Committee shall be entitled to consider only such interests and factors as such member desires and may consider such member's own interests or the interests of a Limited Partner that designated, or whose controlling Person or investment advisor designated, such member, and shall have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting the Partnership, the General Partner or the Limited Partners. The Partnership and each Partner hereby agrees that the provisions of the preceding sentence, to the extent they restrict or limit the duties (including, without limitation, fiduciary duties) or liabilities of a member of the Advisory Committee that may otherwise exist at law or in equity, shall replace such other duties and liabilities of a member of the Advisory Committee.

          6.2.6 In the absence of fraud or bad faith, no member of the Advisory Committee, acting in its capacity as such, shall be liable to any Partner or the Partnership for any reason, including, without limitation, for any mistake in judgment or for any action taken or omitted to be taken.

          6.2.7 The Partnership shall, to the fullest extent permitted by law, out of its assets and not out of the assets of the General Partner, indemnify and hold harmless each member of the Advisory Committee (and each of their respective heirs and legal and personal representatives) who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Partnership or any of the Partners), by reason of any actions or omissions or alleged acts or omissions arising out of such Person's activities in connection with serving on the Advisory Committee (other than actions taken or omitted to be taken fraudulently or in bad faith) against losses, damages and expenses (which shall in each case be advanced as incurred) for which such Person has not otherwise been reimbursed (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such Person in connection with such action, suit or proceeding; provided, that any Person entitled to indemnification from the Partnership hereunder shall obtain the written consent of the General Partner prior to entering into any compromise or settlement which would result in an obligation of the Partnership to indemnify such Person.

                                  ARTICLE VII

                 TRANSFERABILITY OF GENERAL PARTNER'S INTEREST

          7.1  Assignment of the General Partner's Interest.
The General Partner shall not (i) until the dissolution of the Partnership otherwise occurs, take any step to voluntarily dissolve itself, or to voluntarily resign or withdraw from the Partnership or to voluntarily cause a dissolution of the Partnership or (ii) directly or indirectly assign, sell, exchange, transfer, pledge, hypothecate or otherwise dispose of all or any fraction of its Interest as a General Partner in the Partnership or all or any part of its Notes, or enter into any agreement as a result of which any other Person shall have a general partner's interest in the Partnership. Without limiting the generality of the foregoing, each of the following shall constitute an indirect Transfer which is prohibited by this paragraph 7.1:
(i) any Transfer by FrontierVision Inc. of all or any part of its interest in FVP GP, L.P.; (ii) any admission of a new general partner to FVP GP, L.P.;
(iii) any Transfer, issuance of additional interests in the General Partner or other transaction as a result of which either James C. Vaughn or John S. Koo shall cease to own, directly or indirectly, substantially all of the economic and voting interests in FVP GP, L.P. and FrontierVision Inc. which he owns on the date hereof, other than as a result of the Incapacity of Mr. Vaughn or Mr. Koo. The General Partner shall be liable in damages to the Limited Partners for any breach of the provisions of this paragraph 7.1.

          7.2  Removal of the General Partner.

          7.2.1 The General Partner may be removed from the Partnership (i) at any time after the occurrence of a Vaughn Expiration Date; or (ii) at any time for "cause," in each case by Consent of a majority in Interest of the Attributable Class A Limited Partners, with the approval of the Advisory Committee. In addition to, and not in limitation of, the foregoing, in the event the Partnership shall or would suffer an FCC Regulatory Issue due to the status or condition of any GP Principal or any of his Affiliates, or due to any GP Principal or any of his Affiliates having taken or failed to take any action, then, at the request of the Advisory Committee, the General Partner shall cause the GP Principal to, and the GP Principal shall, divest all direct and indirect interests in the Partnership. Any removal of the General Partner pursuant to this paragraph 7.2.1 shall be subject to the Partnership obtaining any required approval of the FCC or any other regulatory authority, which the Partnership and the General Partner agree to diligently and expeditiously seek. For purposes of this paragraph 7.2.1:

                    (i) a "Vaughn Expiration Date" shall mean the earliest of the following dates: (a) the date on which James C. Vaughn is neither a General Partner nor a GP Principal; (b) the date on which the Vaughn Employment Agreement is terminated pursuant to its terms; and (c) the date on which James C. Vaughn ceases to own beneficially for his own account, directly or indirectly, at least one of the following: (I) at least two-thirds of the General Partner's share of distributions pursuant to clause (ii) of paragraph 4.2.1(c) or (II) at least two-thirds of the interests in the General Partner that correlate to the General Partner's share of distributions pursuant to clause (ii) of paragraph 4.2.1(c); and

                   (ii) "cause" for removal of the General Partner shall mean (a) any action by the General Partner or any GP Principal which constitutes dishonesty, a violation of law or a fraud against the Partnership, (b) the indictment of the General Partner or any GP Principal for a felony, (c) willful misconduct, drunkenness or abuse of any controlled substance by the General Partner or any GP Principal, (d) any material violation by the General Partner or any GP Principal of its fiduciary obligations to the Partnership or the Partners, (e) any material breach by the General Partner or any GP Principal of the terms of this Agreement or any material breach by FrontierVision Inc. or any GP Principal of the terms of the General Partner Partnership Agreement or (f) the Partnership would or shall suffer an FCC Regulatory Issue due to the status or condition of the General Partner, any GP Principal or any of their Affiliates or due to the General Partner, any GP Principal or any of their Affiliates having taken or failed to take any action, unless such FCC Regulatory Issue is cured within 15 days after the General Partner becomes aware thereof.

The foregoing shall not constitute a waiver or exculpation by the Partnership or any Partner of any liability which the General Partner may have to the Partnership or any Partner in respect of the cause for its removal.

          7.2.2 A majority in Interest of the Attributable Class A Limited Partners, with the approval of the Advisory Committee, shall have the power to appoint a new General Partner in place of a General Partner that is removed pursuant to paragraph 7.2.1. If a majority in Interest of the Attributable Class A Limited Partners, with the approval of the Advisory Committee, so elect to appoint a new General Partner, the effective time of removal of the removed General Partner will not occur until immediately after the successor General Partner has been admitted to the Partnership, and such successor General Partner hereby is authorized to continue the business of the Partnership.

          7.2.3 Upon the removal of FVP GP, L.P. as the General Partner, then either (i) at the election of a majority in Interest of the Attributable Class A Limited Partners, and with the approval of the Advisory Committee, the Partnership shall redeem the interest of FVP GP, L.P. in the Partnership, and repurchase its Notes, for cash at a price equal to the fair market value thereof, which redemption shall be consummated promptly after the determination of such fair market value or (ii) in the absence of such election and approval, the General Partner's interest in the Partnership shall be converted as of the effective date of such removal to that of a nonvoting, nonconvertible Limited Partnership Interest in respect of which its Capital Commitment, Capital Contributions, and rights to allocations and distributions shall each equal its Capital Commitment, Capital Contributions, and rights to allocations and distributions as stated herein and made hereunder (subject to any reduction of such rights pursuant to the terms of this Agreement by reason of the removal or otherwise). For purposes of this paragraph 7.2.3, the fair market value of the interest of FVP GP, L.P. in the Partnership and its Notes shall be agreed upon by FVP GP, L.P. and the Advisory Committee, and if such agreement is not achieved, then the fair market value of such interest and Notes shall be determined in accordance with the method of appraisal described in paragraph 7.2.4 with FVP GP, L.P. and the Advisory Committee each selecting one appraiser. One-half of the costs of the appraisals shall be borne by the Partnership and one-half shall be borne by FVP GP, L.P.

          7.2.4  Determinations of fair market value under paragraphs 3.7.5,
3.9.4 and 7.2.3 shall be made by two independent appraisers selected as set forth herein. If the two appraisals set the fair market value at amounts which do not differ by more than twenty percent (20%) of the lower of the two, the mean between them shall constitute fair market value; and if such differential shall be greater, a third appraiser shall be appointed by mutual agreement of the two appraisers for the purpose of choosing which of the two appraisals more nearly reflects fair market value. The appraisal so designated shall constitute fair market value.

          7.3 Liability of Person Ceasing to be General Partner. Any Person which shall cease to be a General Partner of the Partnership shall remain liable for obligations and liabilities incurred on account of its activities as General Partner prior to the time it ceased to be a General Partner, but it shall be free of any obligation or liability as a General Partner incurred on account of the activities of the Partnership from and after the time it ceased to be a General Partner.

                                 ARTICLE VIII

               TRANSFERABILITY OF LIMITED PARTNERSHIP INTERESTS

          8.1  Restrictions on Transfers of Interests.

          8.1.1 No sale, exchange, transfer, assignment, pledge, hypothecation or other disposition (herein collectively called a "Transfer") of all or any fraction of a Limited Partnership Interest or Note may be made except (i) with the prior written consent of the General Partner, which consent may be withheld in the sole discretion of the General Partner and (ii) in accordance with and as specifically permitted by the provisions of this Agreement; provided, however, that (v) a Transfer by operation of law to the estate or personal representative of a deceased or incompetent individual Limited Partner (which estate or representative will then be subject to the same restrictions on Transfer as all other Limited Partners) shall not require the consent of the General Partner, but shall, to the fullest extent permitted by law, in all respects be subject to paragraph 8.1.3; (w) subject to paragraph 8.1.3, any Limited Partner which is a corporation may at any time Transfer all or a portion of its Interest or Notes to its ultimate parent corporation (the "Parent") of which it is a direct or indirect wholly owned subsidiary and a member of the same consolidated group for federal income tax purposes or to any wholly owned direct or indirect subsidiary of such Parent which is a member of the same consolidated group for federal income tax purposes (a "Controlled Subsidiary"), it being understood that (1) unless the General Partner otherwise consents (which consent shall not unreasonably be withheld), a Limited Partner making such a Transfer shall thereafter remain liable (jointly and severally with the transferee) for its Unused Capital Commitment and Loan Amount and (2) with respect to a Controlled Subsidiary, the later sale, liquidation or spinoff of such Controlled Subsidiary or other transaction in which the Parent ceases to control, directly or indirectly, 100% of the equity of the Controlled Subsidiary would constitute an indirect sale of an Interest and/or Note, which sale may only be made in compliance with the terms and restrictions set forth in this Agreement;
(x) JPMIC may Transfer up to 25% of its Interests as a Special Class A Limited Partner and a Special Class B Limited Partner and up to 25% of its Notes to a limited partnership of which an Affiliate of JPMIC is the general partner; and
(y) the General Partner shall not unreasonably withhold its consent to a Transfer by a Limited Partner (i) that has suffered a Regulatory Disability,
(ii) that is a Nonconforming Partner or (iii) that is a Nondisclosure Partner subject to an FCC Disclosure Requirement.

          8.1.2 In addition to, and not in limitation of, the provisions of paragraph 8.1.1, except as the General Partner, with the approval of the Advisory Committee, may otherwise permit, and except for a Transfer pursuant to paragraph 3.6 or the provisos to paragraph 8.1.1, a Limited Partner may Transfer all or a portion of its Limited Partnership Interest or Notes only for a cash purchase price and in accordance with the following procedures:

                    (i) Such Limited Partner must provide 45 days' written notice to the General Partner and to all of the Class A and Class B Limited Partners of such proposed Transfer and the proposed cash purchase price (the "Asking Price") for the Interest and/or Notes (or portion thereof) it is seeking to Transfer (the "Offered Securities").

                   (ii) During the first 30 days of such 45-day period, the General Partner and each of the Class A and Class B Limited Partners (other than any Defaulting Partner) will have the right to propose to acquire the Offered Securities or some portion thereof for the Asking Price, and if the Partners as a group propose to acquire more than the Offered Securities, then each such Partner shall have the right to propose to acquire its pro rata portion of the Offered Securities (based on the proportion of the Capital Commitment made by such Partner to the Partnership to the Capital Commitments made to the Partnership by all Partners proposing to acquire a portion of the Offered Securities); provided, however, that the Limited Partner that proposes to make the Transfer shall not be obligated to sell any portion of the Offered Securities to any Partner unless the Partners have collectively proposed to purchase all of the Offered Securities.

                  (iii) If, and only to the extent that, the Offered Securities are not acquired by the Partners at the end of such 45-day period, then subject to the last sentence of this paragraph 8.1.2, such Limited Partner may Transfer the Offered Securities within 90 days, at not less than the Asking Price, to a Person approved by the General Partner.

                   (iv) If such Limited Partner wishes to Transfer the Offered Securities at a purchase price of less than the Asking Price, it must first follow the procedures set forth in clauses (i)-(iii) above with the new purchase price such Limited Partner is seeking becoming the Asking Price.

In the case of a proposed Transfer in a single transaction or a series of related transactions of fifty percent (50%) or more of the outstanding Limited Partnership Interests or Notes, if the Partners do not exercise their rights of first refusal pursuant to this paragraph 8.1.2, then, as a further condition to the Transfer by a Limited Partner of the Offered Securities, such Limited Partner shall obtain for each other Class A and Class B Limited Partner the right to sell the same proportion of its Limited Partnership Interest and/or Notes as that being sold by the selling Limited Partner at the same purchase price (subject, however, to appropriate adjustments approved by the General Partner and the Advisory Committee, to reflect any special distributions to which the Special Limited Partners are entitled pursuant to clause (iii) of paragraph 4.2.1(c)) and otherwise on the same terms and conditions.

          8.1.3 Notwithstanding any other provisions of this paragraph 8.1, no Transfer of all or any fraction of a Limited Partnership Interest or Note may be made unless in the opinion of responsible counsel (who may be counsel for the Partnership), satisfactory in form and substance to the General Partner (which opinion may be waived, in whole or in part, at the discretion of the General Partner, with the approval of the Advisory Committee):

                    (i) such Transfer, when added to the total of all other Transfers within the preceding twelve (12) months, would not result in the Partnership being considered to have terminated within the meaning of
     Section 708 of the Code;

                   (ii) such Transfer would not violate the Securities Act of 1933, as amended, or any state securities or "Blue Sky" laws applicable to the Partnership or the Interest or Note to be Transferred;

                  (iii) such Transfer would not cause the Partnership to lose its status as a partnership for federal income tax purposes or cause the Partnership to become subject to the Investment Company Act of 1940, as amended;

                   (iv) such Transfer would not cause all or any portion of the assets of the Partnership to constitute "plan assets" under ERISA or the Code; and

                    (v)  such Transfer would not result in an FCC Regulatory
     Issue.

The General Partner agrees to cooperate with any Limited Partner making a Transfer by providing such records and other factual information regarding the Partnership as may be reasonably requested with respect to any proposed Transfer. Each Limited Partner hereby agrees that it will not Transfer all or any fraction of its Interest or Notes in the Partnership, except as permitted by this Agreement.

          8.1.4 Each Limited Partner agrees that it will pay all reasonable expenses, including attorneys' fees, incurred by the Partnership in connection with a Transfer of a Limited Partnership Interest or Note (or portion thereof) by that Limited Partner.

          8.1.5 Any Person which acquires all or any fraction of the Interest of a Limited Partner and which is admitted to the Partnership as a Limited Partner shall assume all or a proportionate fraction of the Capital Account of such Limited Partner and shall be obligated (i) to pay to the Partnership the appropriate portion of any amounts thereafter becoming due in respect of the Capital Commitment made by its predecessor in Interest and (ii) to return to the Partnership amounts previously wrongfully distributed to its predecessor in Interest, in accordance with and subject to the limitations of paragraph 3.5.2, as if it had received the distributions made to its predecessor in Interest. Each Limited Partner agrees that, notwithstanding the Transfer of all or any fraction of its Limited Partnership Interest, as between it and the Partnership, it will remain liable for its Unused Capital Commitment and to return to the Partnership amounts previously wrongfully distributed to it in accordance with and subject to the limitations of paragraph 3.5.2 as required to be paid or returned with respect to its Interest prior to the time, if any, when the purchaser, assignee or transferee of such Interest, or fraction thereof, is admitted as a Substitute Limited Partner and, subject to clause
(w) of paragraph 8.1.1 and subject to paragraph 8.1.4, to the extent permitted by law, a transferring Limited Partner will not have any liability for amounts required to be paid with respect to its Interest after the time, if any, when the purchaser, assignee or transferee of such Interest, or fraction thereof, is admitted as a Substituted Limited Partner.

          8.2  Assignees.

          8.2.1 The Partnership shall not recognize for any purpose any purported Transfer of all or any fraction of the Interest or Notes of a Limited Partner unless the provisions of paragraph 8.1 shall have been complied with and there shall have been filed with the Partnership a dated notice of such Transfer, in form satisfactory to the General Partner, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (i) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Agreement, including the provisions of paragraph 12.1, and the Purchase Agreement, and its agreement to be bound thereby, (ii) represents that such Transfer was made in accordance with all applicable laws and regulations and
(iii) contains a power of attorney granted by the purchaser, assignee or transferee to the General Partner to execute this Agreement and all amendments hereto on its behalf.

          8.2.2 Unless and until an assignee of an Interest becomes a Substituted Limited Partner, such assignee shall not be entitled to give Consents with respect to such Interest.

          8.2.3 Subject to paragraph 8.1.5, any Limited Partner which shall Transfer all of its Interest shall cease to be a Limited Partner, except that, subject to paragraph 8.3.3, unless and until a Substituted Limited Partner is admitted in its stead, such assigning Limited Partner shall not cease to be a Limited Partner or cease to have any of the rights or obligations of a Limited Partner hereunder.

          8.2.4 Anything herein to the contrary notwithstanding, both the Partnership and the General Partner shall be entitled to treat the assignor of a Limited Partnership Interest as the absolute owner thereof in all respects, and shall incur no liability for distributions made in good faith to it, until such time as a written assignment that conforms to the requirements of this
Article VIII has been received by the Partnership and accepted by the General Partner.

          8.2.5 A Person who is the assignee of all or any fraction of the Interest of a Limited Partner as permitted hereby but does not become a Substituted Limited Partner and who desires to make a further Transfer of such Interest, shall be subject to all of the provisions of this Article VIII to the same extent and in the same manner as any Limited Partner desiring to make a Transfer of its Interest.

          8.3  Substituted Limited Partners.

          8.3.1 No Limited Partner shall have the right to substitute a purchaser, assignee, transferee, heir, legatee, distributee or other recipient of all or any fraction of such Limited Partner's Interest as a Limited Partner in its place. Any such purchaser, assignee, transferee, heir, legatee, distributee or other recipient of an Interest (whether pursuant to a voluntary or involuntary Transfer) shall be admitted to the Partnership as a Substituted Limited Partner only (i) with the prior written consent of the General Partner, which consent may be withheld in the sole discretion of the General Partner (except that such consent shall not unreasonably be withheld in the case of a Transfer described in clause (w) of paragraph 8.1.1 by a Limited Partner that is a small business investment corporation if such Limited Partner determines in good faith that the holding by it of its Limited Partnership Interest may be inconsistent with applicable provisions of law or regulation, and no consent shall be required in the case of a Transfer described in clause (x) of paragraph 8.1.1), (ii) by satisfying the requirements of paragraphs 8.1 and 8.2 and (iii) upon an amendment to this Agreement, Schedule A, and the Partnership's certificate of limited partnership, if required, filed in the proper records of each jurisdiction in which such filing is necessary to qualify the Partnership to conduct business or to preserve the limited liability of the Limited Partners.

          8.3.2 Each Substituted Limited Partner, as a condition to its admission as a Limited Partner, shall execute and acknowledge such instruments, in form and substance satisfactory to the General Partner, as the General Partner reasonably deems necessary or desirable to effectuate such admission and to confirm the agreement of the Substituted Limited Partner to be bound by all the terms and provisions of this Agreement with respect to the Limited Partnership Interest acquired. All reasonable expenses, including attorneys' fees not paid by the assignor Partner pursuant to paragraph 8.1.4 that are incurred by the Partnership in this connection shall be borne by such Substituted Limited Partner.

          8.3.3 Until an assignee shall have been admitted to the Partnership as a Substituted Limited Partner pursuant to paragraph 8.3.1, such assignee shall only be entitled to the rights of an assignee of a Limited Partnership Interest under this Agreement.

          8.3.4 The Limited Partners hereby Consent to the admission as a Substituted Limited Partner of any Person so admitted in accordance with this paragraph 8.3.

          8.4  Incapacity of a Limited Partner; Transfer Procedures.

          8.4.1 In the event of the Incapacity of a Limited Partner, to the fullest extent permitted by law, the General Partner may require the Transfer of the Interest and/or Notes of such Limited Partner. The General Partner shall provide at least 60 days' notice of such Transfer. Such notice shall also specify the effective date of such Transfer (the "Required Transfer Date"). In the event of the Incapacity of a Limited Partner, the Partnership shall not be dissolved (as long as there is at least one remaining Limited Partner), and the Limited Partner's trustee in bankruptcy or other legal representative shall have only the rights of a transferee to receive Partnership distributions applicable to the Interest of such Incapacitated Limited Partner as provided herein. Any Transfer from such trustee in bankruptcy or legal representative shall be subject to the provisions of this Agreement.

          8.4.2 The General Partner shall designate a purchaser of the Interest and/or Notes required to be Transferred, and such Interest and/or Notes shall be acquired by the purchaser in accordance with the provisions of paragraphs 8.1.3, 8.1.5, 8.2 and 8.3 by the payment to the transferring Limited Partner within 90 days of the Required Transfer Date of an amount in cash equal to: (i) in the case of the Interest, any positive balance in the transferring Limited Partner's Capital Account, after adjustment pursuant to the following sentence and (ii) in the case of the Notes, the outstanding principal amount thereof, plus accrued interest thereon. Solely for the purpose of determining the purchase price for the Interest required to be Transferred, the Capital Account of the transferring Limited Partner shall be adjusted as of any Required Transfer Date to reflect income, gains and losses through the Required Transfer Date and the Fair Market Value of the Partnership's assets as of the Required Transfer Date. The Partnership will bear, or will cause the purchaser of the Interest and/or Notes to bear, all reasonable expenses, including attorneys' fees, incurred by the Partnership in connection with the Transfer of such Interest and/or Notes. If the General Partner determines to cause any Transfer by a Limited Partner of all or any portion of its Limited Partnership Interests and/or Notes in accordance with the terms of this Agreement, the General Partner and each Class A and Class B Limited Partner (other than a Defaulting Partner) shall have the right to purchase a percentage of such Interest and/or Notes equal to the percentage that such Partner's Capital Commitment bears to the Capital Commitments of all Partners (other than the Defaulting Partner) on the same terms as those set forth in this paragraph 8.4.2 within the 30 days' next following the notice of Transfer given by the General Partner in accordance with paragraph 8.4.1. If any Partner (other than a Defaulting Partner) does not elect to purchase its pro rata portion of such Interest and/or Notes, such portion shall be reoffered to the other Partners (other than a Defaulting Partner) within the 60 days' next following the notice of Transfer given by the General Partner in accordance with paragraph 8.4.1. Notwithstanding anything in this paragraph
8.4.2 to the contrary, if the Partners (other than Defaulting Partners) elect to purchase less than the entire Interest and/or Notes sought to be sold by the General Partner, the General Partner may elect, in its sole discretion, to
(i) permit the Partners (other than any Defaulting Partners) to purchase a portion of such Interest and/or Notes, (ii) sell such Interest and/or Notes in its entirety to any Partner or Partners willing to purchase such entire Interest and/or Notes or (iii) sell such Interest and/or Notes in its entirety to a Person not a Partner.

          8.5 Transfers During a Fiscal Year. In the event of the Transfer of a Partner's Interest at any time other than the





















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
end of a Fiscal Year, allocations pursuant to paragraph 4.4 shall be divided between the transferor and the transferee by taking into account their varying interests during the Fiscal Year and by using any conventions permitted by law and selected by the General Partner, in its discretion. Notwithstanding the foregoing, if during the Fiscal Year in which there is a Transfer of an Interest, the Partnership shall derive substantial income from activities outside of the ordinary course of business (as determined by the General Partner, in its discretion), the allocations pursuant to paragraph 4.4 shall be divided between the transferor and transferee by taking into account the date on which such Transfer actually occurred.


                                  ARTICLE IX

                         DISSOLUTION, LIQUIDATION AND
                        TERMINATION OF THE PARTNERSHIP

          9.1  Dissolution.

          The Partnership shall be dissolved and its affairs wound up upon the happening of any of the following events:

                    (i)  the expiration of its term as set forth in paragraph
     2.5;

                   (ii) the Incapacity, withdrawal, removal or other event of withdrawal (as defined in the Partnership Act) of a General Partner, unless (x) at the time thereof there is at least one remaining General Partner and the remaining General Partner(s) unanimously elect pursuant to the authority hereby granted to carry on the business of the Partnership or (y) within 90 days thereafter, Class A Limited Partners representing not less than a majority in Interest of the remaining Partners (based on their profits interests and capital interests), or such greater percentage in Interest of the remaining Partners as may be required under the Partnership Act, agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of such event, of one or more additional general partners;

                  (iii) on or after the time when all or substantially all of the Capital Commitments and Loan Amounts have been paid, upon the sale or other Disposition by the Partnership of all or substantially all of the Investments it then owns;

                   (iv) prior to the date of the UVC Closing, the written Consent of 75 percent in Interest of the Partners, and on and after the date of the UVC Closing, the written Consent of all Partners; or



















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
                    (v)  the entry of a decree of judicial dissolution under
     Section 17-802 of the Partnership Act.

Dissolution of the Partnership shall be effective on the day on which the event occurs giving rise to the dissolution, but the Partnership shall not terminate until the winding up of the Partnership has been completed, the assets of the Partnership have been distributed as provided in paragraph 9.2 and the certificate of limited partnership of the Partnership has been canceled.

          9.2  Liquidation.

          9.2.1 Upon dissolution of the Partnership, the General Partner or, if there is none, a Person approved by a majority in Interest of the Attributable Class A Limited Partners to act as a liquidating trustee (the "Liquidating Trustee"), shall wind up the affairs of the Partnership and, subject to the provisions of paragraph 3.10, proceed within a reasonable period of time to sell or otherwise liquidate the assets of the Partnership and, after paying or making provision by the setting up of reasonable reserves for all liabilities to creditors of the Partnership, to distribute the assets among the Partners in accordance with the provisions for the making of distributions set forth in this Agreement.

          9.2.2 Notwithstanding paragraph 9.2.1 (but subject to paying or making provision for all liabilities to creditors), in the event that the General Partner or the Liquidating Trustee shall determine that a sale or other disposition of part or all of the Investments would cause undue loss to the Partners or otherwise be impractical or undesirable, the General Partner or the Liquidating Trustee may either defer liquidation of, and withhold from distribution for a reasonable time, any such Investments, or, with the approval of the Advisory Committee, distribute part or all of such Investments, pro rata to the Partners in kind (subject to the provisions of paragraph 9.2.5).

          9.2.3 The Limited Partners shall not be responsible for restoring any negative balance in their Capital Accounts, but shall be subject to the obligations set forth in paragraph 3.5.2.

          9.2.4 The assets of the Partnership or the proceeds from liquidation thereof shall be distributed in the following manner:

                    (i) First, to pay or make reasonable provision to pay the liabilities and debts of the Partnership (including the Notes (to the extent otherwise permitted by law), including all contingent, conditional or unmatured claims and obligations, and including the expenses of liquidation), other than liabilities for distributions to Partners; and


















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
                   (ii) Thereafter, all remaining assets or proceeds shall be paid or distributed to all Partners in accordance with the provisions of paragraph 4.2.1.

          9.2.5 In any such liquidation, the General Partner or the Liquidating Trustee, as applicable, may distribute (after payment of, or the reasonable provision for, the Partnership's obligations) the assets of the Partnership in cash or, with the approval of the Advisory Committee, ratably in kind or any combination thereof. Each distribution in kind of securities, assets or other property shall be distributed in accordance with paragraph
4.2.1 as if there had been a sale of such property for an amount of cash equal to the Fair Market Value of such property followed by an immediate distribution of such cash proceeds. Distributions consisting of cash, securities, assets and/or other property shall be made, to the extent practicable, in pro rata portions as to each Partner receiving such distributions. For purposes of the preceding sentence, securities, assets or other property having a different tax basis than like securities, assets or other property shall be considered to be securities, assets or other property of a different type. Notwithstanding the foregoing, in no event shall any distribution of securities, assets or other property be made to any Limited Partner to the extent such Limited Partner would be prohibited by applicable law or regulation from holding such securities, assets or other property. In such event, the General Partner or Liquidating Trustee shall vary the method of distribution in such equitable manner as it may, in its good faith discretion, determine. In the event of any proposed distribution of voting securities, to the extent practicable each Limited Partner shall be offered the opportunity to acquire comparable nonvoting securities or convertible nonvoting securities, as such Limited Partner may elect. To the extent deemed desirable by the General Partner or the Liquidating Trustee, distributions may be made into a liquidating trust or other appropriate entity, and reserves may be established for contingencies.

          9.2.6 When the General Partner or the Liquidating Trustee has complied with the foregoing liquidation plan, the General Partner or the Liquidating Trustee, on behalf of all Partners, shall execute, acknowledge and cause to be filed an instrument evidencing the cancellation of the certificate of limited partnership of the Partnership.



























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
                                   ARTICLE X

                                  AMENDMENTS

          10.1  Adoption of Amendments; Limitations Thereon.

          10.1.1 This Agreement is subject to amendment only with the written Consent of the General Partner and a majority in Interest of the Class A and Class B Limited Partners; provided, however, that no amendment to this Agreement may:

                    (i) add to, detract from or otherwise modify the purposes of the Partnership;

                   (ii) increase the Capital Commitment of any Limited Partner; reduce the Deemed Capital Contribution of any Limited Partner; convert a Limited Partnership Interest into a General Partner's Interest; modify the limited liability of a Limited Partner; or increase the liabilities or responsibilities of any Limited Partner under this Agreement, in each case, without the Consent of each such adversely affected Limited Partner;

                  (iii) alter or change any special rights of the Class A Limited Partnership Interests, Class B Limited Partnership Interests, Special Class A Limited Partnership Interests, Special Class B Limited Partnership Interests or JPMIC so as to affect them adversely, without the Consent of a majority in Interest of the Class A Limited Partners, Class B Limited Partners, Special Class A Limited Partners or Special Class B Limited Partners or JPMIC, as applicable;

                   (iv) amend any provisions hereof which require the Consent, action or approval of a specified percentage in Interest of Limited Partners without the Consent of such specified percentage in Interest of Limited Partners; or

                    (v) amend Article VI, without the Consent of 75 percent in Interest of the Class A Limited Partners.

Notwithstanding anything to the contrary herein: (i) except for an amendment described in this paragraph 10.1.1, the Class B Limited Partners shall not be entitled to participate in any vote or Consent of the Limited Partners with respect to any matter; and (ii) except for an amendment described in paragraph 10.1.1(ii) specifically affecting a Class C Limited Partner (which shall require the Consent of such Class C Limited Partner), the Consent of the Class C Limited Partners shall not be required for any amendment to this Agreement or other matter, and the Class C Limited Partners shall not be entitled to participate in any vote or Consent of or attend any meeting of

















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
the Limited Partners with respect to any matter or to receive notices relating thereto.

          10.1.2 Notwithstanding the limitations of paragraph 10.1.1, this Agreement may be amended from time to time by the General Partner without the Consent of any of the Limited Partners (i) to add to the representations, duties or obligations of the General Partner or surrender any right or power granted to the General Partner herein; (ii) to admit one or more additional Limited Partners or one or more Substituted Limited Partners, or withdraw one or more Limited Partners, in accordance with the terms of this Agreement;
(iii) to amend Schedule A hereto to provide any necessary information regarding any Partner, any additional or successor General Partner or any additional or Substituted Limited Partner; (iv) to amend paragraph 4.4 under the circumstances set forth in, and if the approval of the Advisory Committee has been obtained in accordance with, paragraph 4.4.8; and (v) to reflect any change in the amount of the Capital Commitments of any Partner in accordance with the terms of this Agreement; provided, however, that no amendment shall be adopted pursuant to this paragraph 10.1.2 unless such amendment would not, in the opinion of counsel for the Partnership (which opinion may be waived, in whole or in part, by the General Partner, with the approval of the Advisory Committee), alter, or result in the alteration of, the limited liability of the Limited Partners or the status of the Partnership as a partnership for federal income tax purposes.

          10.1.3 Upon the adoption of any amendment to this Agreement, the amendment shall be executed by the General Partner and all of the Limited Partners and, if required, shall be recorded in the proper records of each jurisdiction in which recordation is necessary for the Partnership to conduct business or to preserve the limited liability of the Limited Partners. Any such adopted amendment may be executed by the General Partner on behalf of the Limited Partners pursuant to the power of attorney granted in paragraph 12.1. The General Partner shall send each Limited Partner a copy of any amendment adopted pursuant to paragraph 10.1.1 or 10.1.2.

          10.2 Amendment of Certificate. In the event this Agreement shall be amended pursuant to this Article X, the General Partner shall amend the certificate of limited partnership of the Partnership to reflect such change if such amendment is required or if the General Partner deems such amendment to be desirable and shall make any other filings or publications required or desirable to reflect such amendment, including any required filing for recordation of any certificate of limited partnership or other instrument or similar document of the type contemplated by paragraph 2.6.























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

                                  ARTICLE XI

                         CONSENTS, VOTING AND MEETINGS

          11.1 Method of Giving Consent. Any Consent required by this Agreement may be given as follows:

                    (i) by a written Consent given by the approving Partner at or prior to the doing of the act or thing for which the Consent is solicited, provided that such Consent shall not have been nullified by either (a) notice to the General Partner by the approving Partner at or prior to the time of, or the negative vote by such approving Partner at, any meeting held to consider the doing of such act or thing, or (b) notice to the General Partner by the approving Partner prior to the time the General Partner shall have received sufficient Consents to authorize the doing of any act or thing, the doing of which is not subject to approval at such meeting; or

                   (ii) by the affirmative vote by the approving Partner to the doing of the act or thing for which the Consent is solicited at any meeting called and held to consider the doing of such act or thing.

          11.2 Meetings. The Partnership shall hold an annual meeting of all Partners at which information with respect to the business of the Partnership will be furnished and discussed, such meeting to be held between 90 and 180 days after the end of each Fiscal Year. Any matter requiring the Consent of all or any of the Limited Partners pursuant to this Agreement may be considered at a meeting of the Partners held not less than five (5) nor more than thirty (30) business days after notice thereof shall have been given by the General Partner to all Partners. Such notice (i) may be given by the General Partner, in its discretion, at any time, and (ii) shall be given by the General Partner within thirty (30) days after receipt by the General Partner of a request for such a meeting made by the Advisory Committee or by twenty percent (20%) in Interest of the Limited Partners. Any such notice shall state briefly the purpose, time and place of the meeting. All such meetings shall be held within or outside the State of Delaware at such reasonable place as the General Partner shall designate and during normal business hours.

          11.3 Record Dates. The General Partner may set in advance a date for determining the Limited Partners entitled to notice of and to vote at any meeting. All record dates shall not be more than sixty (60) days prior to the date of the meeting to which such record date relates.




















                                      75
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          11.4  Submissions to Limited Partners.  The General Partner shall give all of the Class A and Class B Limited Partners notice of any proposal or other matter required by any provision of this Agreement to be submitted for the consideration and approval of all or any of the Limited Partners. Such notice shall include any information required by the relevant provisions of this Agreement. Neither the General Partner nor the Partnership shall, directly or indirectly, pay or cause to be paid any remuneration, fee or other consideration to any Limited Partner for or as an inducement to the entering into by such Limited Partner of any waiver or amendment of any of the terms and provisions of this Agreement or the Partnership's certificate of limited partnership or the giving of any Consent, unless such remuneration is concurrently paid on the same terms, in proportion to their respective Capital Commitments, to all the then Class A and Class B Limited Partners.


                                  ARTICLE XII

                               POWER OF ATTORNEY

          12.1  Power of Attorney.

          12.1.1 Each Limited Partner, by its execution hereof, hereby irrevocably makes, constitutes and appoints each of the General Partner (and when a partnership is a General Partner, each general partner of such General Partner and when a corporation is a General Partner or a general partner of a General Partner, the then Chairman, President and each Vice President of such corporation) and the Liquidating Trustee, if any, in such capacity as Liquidating Trustee for so long as it acts as such (each is hereinafter referred to as the "Attorney"), as its true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in its name, place and stead, to make, execute, sign, acknowledge, swear to, record and file (i) this Agreement and any amendment to this Agreement which has been adopted as herein provided; (ii) the original certificate of limited partnership of the Partnership and all amendments thereto required or permitted by law or the provisions of this Agreement; (iii) all certificates and other instruments deemed advisable by the General Partner or the Liquidating Trustee, as the case may be, to carry out the provisions of this Agreement and applicable law or to permit the Partnership to become or to continue as a limited partnership or partnership wherein the Limited Partners have limited liability in each jurisdiction where the Partnership may be doing business; (iv) all instruments that the General Partner or the Liquidating Trustee deems appropriate to reflect a change, modification or termination in or of this Agreement or the Partnership in accordance with this Agreement, including, without limitation, the admission of additional Limited Partners or Substituted Limited Partners pursuant to the provisions of this Agreement or any reallocation from Junior Subordinated Notes to Capital Commitments pursuant to Section 1.10 of the Purchase Agreement; (v) all conveyances and other instruments or papers deemed advisable by the General Partner or the Liquidating Trustee, including, without limitation, those to effect the dissolution and termination of the Partnership, including a certificate of cancellation; (vi) all fictitious or assumed name certificates required or permitted to be filed on behalf of the Partnership; and (vii) all other instruments or papers which may be required by law to be filed on behalf of the Partnership.

          12.1.2  The foregoing power of attorney:

            (a) is coupled with an interest, shall be irrevocable and shall survive and shall not be affected by the subsequent death, disability or Incapacity of any Limited Partner;

            (b) may be exercised by the Attorney, either by signing separately as attorney-in-fact for each Limited Partner or by a single signature of the Attorney, acting as attorney-in-fact for all of them; and

            (c) shall survive the delivery of an assignment by a Limited Partner of the whole or any fraction of its Interest; except that, where the assignee of the whole of such Limited Partnership Interest has been approved by the General Partner for admission to the Partnership, as a Substituted Limited Partner, the power of attorney of the assignor shall survive the delivery of such assignment for the sole purpose of enabling the Attorney to execute, swear to, acknowledge and file any instrument necessary or appropriate to effect such substitution.


                                 ARTICLE XIII

                RECORDS AND ACCOUNTING; REPORTS; FISCAL AFFAIRS

          13.1  Records and Accounting.

          13.1.1 Proper and complete records and books of account of the business of the Partnership, including a list of the names, addresses and Interests of all Limited Partners, shall be maintained at the Partnership's principal place of business. Each Class A or Class B Limited Partner and its duly authorized representatives shall be permitted for any purpose reasonably related to such Limited Partner's interest as a limited partner of the Partnership to inspect the books and records of the Partnership and any Operating Entity and make copies thereof, at such Limited Partner's expense, at any reasonable time during normal business hours. The Class C Limited Partners shall have no right to inspect the books and records of the Partnership or any Operating Entity, except as may be required by law.

















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          13.1.2  The books and records of the Partnership shall be kept in accordance with generally accepted accounting principles. The accrual basis of accounting shall be followed by the Partnership for federal income tax purposes. The taxable year of the Partnership shall be its Fiscal Year.

          13.1.3 Notwithstanding anything in the Partnership Act (including, without limitation, Section 17-305(b) thereof) to the contrary, the General Partner shall have no right to keep confidential from any member of the Advisory Committee any information concerning the Partnership.

          13.2 Annual Reports. Within ninety (90) days after the end of each Fiscal Year, the General Partner shall cause to be delivered to each Person who was a Class A or Class B Limited Partner at any time during the Fiscal Year, an annual report containing the following:

                    (i) consolidated and consolidating financial statements of the Partnership, including, without limitation, a consolidated and consolidating balance sheet as of the end of the Fiscal Year and statements of income, Partners' equity and cash flow (as required by generally accepted accounting principles) for such Fiscal Year (and including as a supplemental schedule thereto a statement showing the Capital Account of each Partner and the amounts of all allocations and distributions affecting the Capital Account of each Partner during such Fiscal Year), which shall be prepared in accordance with generally accepted accounting principles consistently applied, shall state in comparative form the figures as of the end of and for the previous Fiscal Year, and shall be reported on by a firm of independent certified public accountants selected by the General Partner and approved by the Advisory Committee;

                   (ii) a statement, in reasonable detail, showing the amounts received by the Partnership and the computations made by the Partnership to determine the distributions to each Partner during such Fiscal Year; and

                  (iii) a report containing an overview of the investment activities of the Partnership during the Fiscal Year covered by the annual report, and, with respect to the fourth quarter, a description required by paragraph 13.4(i) or (ii).

          13.3 Tax Information. Within ninety (90) days after the end of each Fiscal Year, the General Partner will cause to be delivered to each Person who was a Partner at any time during such Fiscal Year a Form K-1 and such other information, if any, with respect to the Partnership as may be necessary for the preparation of such Partner's federal income tax returns, including a statement showing each Partner's share of income, gain or loss, expense and credits for such Fiscal Year for federal income tax purposes. In addition, at the request of any Class A or Class B Limited Partner (which request may state that it shall apply to all subsequent Fiscal Years), the General Partner will cause to be delivered to such Limited Partner, within ninety (90) days after the end of each Fiscal Year, the Partnership's Form 1065 (together with schedules and attachments) and such information regarding the Partnership's state tax returns as such Limited Partner may reasonably request.

          13.4 Interim Reports. Within sixty (60) days after the end of each of the first three (3) quarters of each Fiscal Year, the General Partner shall cause to be delivered to each Person who was a Class A or Class B Limited Partner at any time during such quarter, unaudited financial statements of the type referred to in paragraph 13.2(i). Within sixty (60) days after the end of the first six (6) months of each Fiscal Year, the General Partner shall cause to be delivered to each Person who was a Class A or Class B Limited Partner at any time during such period, a report containing an overview of the Partnership's portfolio, including a summary of all companies in which investments were made by the Partnership during such six-month period. In addition, within sixty (60) days after the end of each quarter of each Fiscal Year other than the fourth quarter in which an event described in clause (i) or (ii) of this sentence shall have occurred, the General Partner shall cause to be delivered to each Person who was a Class A or Class B Limited Partner at any time during such quarter a report which shall contain (i) with respect to any quarter in which the Partnership invests in Investments, a description of such Investment and the terms thereof; and (ii) a description of any material event regarding the business of the Partnership (including material developments in the Investments made by the Partnership) during the quarter covered by the report.

          13.5 Partnership Funds. The funds of the Partnership which are not invested in Investments or temporary investments pursuant to paragraph 5.1.1(k) may be deposited in the name of the Partnership in one or more bank accounts in one or more United States banking corporations with an unrestricted surplus of at least $250,000,000. Withdrawals therefrom shall be made upon such signature(s) as the General Partner may designate. No funds of the Partnership shall be kept in any account other than a Partnership account; and funds shall not be commingled with the funds of any other Person.

          13.6 Other Information. With reasonable promptness, the General Partner will deliver such other information available to the General Partner, including financial statements and computations, relating to any Person in which the Partnership then holds Investments as any Class A or Class B Limited Partner may from time to time reasonably request.

                                  ARTICLE XIV

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTNERS

          14.1 Representations, Warranties and Covenants of the Limited Partners. Each Limited Partner is fully aware that the Partnership and the General Partner are relying upon the exemption from registration provided by
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and upon the truth and accuracy of the following representations by each of the Limited Partners: Each of the Limited Partners hereby severally represents, warrants and covenants that (i) its Interest in the Partnership is being acquired for its own account, for investment and not with a view to the distribution or sale thereof, subject, however, to any requirement of law that the disposition of its property shall at all times be within its control; (ii) it will conduct its business and affairs (including its investment activities) in a manner such that it will be able to honor its obligations under this Agreement; and (iii) unless an asterisk appears next to its name on the signature page hereto, it is not an ERISA Partner.

          14.2 Representations, Warranties and Covenants of the General Partner. The General Partner represents and warrants to each Limited Partner that:

               (a) The Partnership (i) has been duly formed and is validly existing as a limited partnership under the laws of the State of Delaware with full partnership power and authority to conduct its business as contemplated in this Agreement, and (ii) is, under currently applicable law and regulations, a partnership for federal income tax purposes which will not be treated, for such purposes, as an association.

               (b) The General Partner is a duly formed and validly existing limited partnership under the laws of the State of Delaware, with full partnership power and authority to perform its obligations herein.

               (c) All action required to be taken by the General Partner and the Partnership as a condition to the issuance and sale of the Limited Partnership Interests being purchased by the Limited Partners has been taken; the Interest in the Partnership of each Limited Partner represents a duly and validly issued Limited Partnership Interest; and each Limited Partner of the Partnership is entitled to all the benefits of a Limited Partner under this Agreement and the Partnership Act.

               (d) This Agreement has been duly authorized, executed and delivered by the General Partner and, upon due authorization, execution and delivery by a Limited Partner, will constitute the valid and legally binding agreement of the General

Partner enforceable in accordance with its terms against the General Partner.

               (e) Assuming the accuracy of the representations and warranties made by the Limited Partners in this Agreement and the Purchase Agreement, the execution and delivery of this Agreement by the General Partner and the performance of its duties and obligations hereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement or understanding, or any license, permit, franchise or certificate, to which the General Partner is a party or by which it is bound or to which its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate any statute, regulation, law, order, writ, injunction, judgment or decree to which the General Partner is subject.

               (f) Assuming the accuracy of the representations and warranties made by the Limited Partners in this Agreement and the Purchase Agreement, neither the General Partner nor the Partnership is in default (nor has any event occurred which with notice, lapse of time, or both, would constitute a default) in the performance of any obligation, agreement or condition contained in this Agreement, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness or any lease or other agreement or understanding, or any license, permit, franchise or certificate, to which either of them is a party or by which either of them is bound or to which the properties of either of them are subject, nor is either of them in violation of any statute, regulation, law, order, writ, injunction, judgment or decree to which either of them is subject, which default or violation would materially adversely affect the business or financial condition of the General Partner or the Partnership or impair in any material respect the General Partner's ability to carry out its obligations under this Agreement.

               (g) There is no litigation, investigation or other proceeding pending or, to the knowledge of the General Partner, threatened against the General Partner or any of its Affiliates which, if adversely determined, would materially adversely affect the business or financial condition of the General Partner.

               (h) Assuming the accuracy of the representations and warranties made by the Limited Partners in this Agreement and the Purchase Agreement, no consent, approval or authorization of, or filing, registration or qualification with, any court or governmental authority on the part of the General Partner or the Partnership is required for the execution and delivery of this Agreement by the General Partner, the performance of its or the

Partnership's obligations and duties hereunder, or the issuance of Interests in the Partnership as contemplated hereby, except any thereof which is not yet required to be made (but will be made when so required) and any thereof which may be required of the Partnership solely by virtue of the nature of any Limited Partner.

               (i) At all times one or both of the following statements is or will, in the reasonable judgment of the General Partner, be true with respect to the Partnership: (x) the Partnership is an "operating company" or a "venture capital operating company" as such term is defined in section 2510.3-101(d) of the Plan Asset Regulations; or (y) the equity participation in the Partnership by "benefit plan investors" is not "significant" as such terms are defined in section 2510.3-101(f)(2) and section 2510.3-101(f)(1), respectively, of the Plan Asset Regulations.

          14.3  Representations, Warranties and Covenants of All Partners.

          14.3.1 Each Partner severally represents and warrants to the Partnership that, except as otherwise disclosed in writing to the General Partner and, in the case of the General Partner, to the Advisory Committee, to the best knowledge of such Partner, as of the date hereof (or, if later, as of the date of its admission to the Partnership):

               (a)  such Partner is not an Alien;

               (b) if such Partner is the General Partner or an Attributable Limited Partner, neither such Partner nor any Person holding an "attributable" interest (as defined below) in the Partnership through such Partner (an "Attributable Person") owns or has any "attributable" interest in (i) a television broadcast station or (ii) a national television network (such as ABC, CBS, or NBC);

               (c) if such Partner is the General Partner or an Attributable Limited Partner or a Non-Attributable Limited Partner whose Capital Commitment represents five percent or more of the total Capital Commitments of all Partners, neither such Partner nor any Attributable Person owns or has (i) any "attributable" interest or five percent or greater equity interest in any of the telephone or wireless cable companies listed on Exhibit G to the Purchase Agreement or (ii) any "attributable" interest or greater than twenty percent interest in any of the television broadcast companies listed on Exhibit G to the Purchase Agreement;

               (d) neither such Partner nor any Person controlling such Partner has had any FCC station license, permit or authorization revoked; and

               (e) if such Partner is a General Partner or a Limited Partner whose Capital Commitment represents five percent (5%) or more of the total Capital Commitments of all Partners, neither such Partner nor any Attributable Person (as a result of an interest in such Partner) is subject to a denial of federal benefits, including specifically FCC benefits, pursuant to
Section 5301 of the Anti-Drug Abuse Act of 1988.

As used in this paragraph 14.3.1, "attributable" interest shall have the meaning given to such term in Sections 73.3555 and 76.501 of Title 47 of the Code of Federal Regulations or any successor provision, which provides generally that any five percent or greater voting stock interest, any partnership interest, or any position as an officer or director is an "attributable" interest. If a Limited Partner makes its representations and warranties in this paragraph 14.3 based on a position regarding attribution that requires a submission to the FCC, then such Limited Partner shall be responsible for making such submission to the FCC and shall furnish a copy of such submission to the General Partner.

          14.3.2 The General Partner, with the approval of the Advisory Committee, from time to time may circulate to the Limited Partners a revised Exhibit G, modified to specifically identify additional companies or businesses with media or telecommunications interests relevant to assessing compliance and reporting obligations of the Partnership. Within fifteen (15) business days after its receipt of any such revised Exhibit G, each Limited Partner receiving such revised Exhibit G shall advise the General Partner in writing whether, to the best knowledge of such Limited Partner, as of the date thereof, the representations and warranties made by such Limited Partner in paragraph 14.3.1 continue to be true and correct (taking into account such revised Exhibit G). Each Partner hereby severally covenants and agrees: (a) to report in writing to the General Partner (or, in the case of the General Partner, to the Advisory Committee) promptly after such Partner becomes aware that, as of any future date, any representation made in paragraph 14.3.1, or any information provided by such Partner with respect to a revised Exhibit G, no longer is true and correct, and the reason therefor; and (b) to use reasonable efforts to obtain and provide information reasonably available to such Partner (within the time period reasonably requested) in response to requests from the FCC or reasonable requests from the General Partner in connection with FCC matters; provided, however, that no Nondisclosure Partner shall be required to disclose the Nondisclosure Information.

                                  ARTICLE XV

                                 MISCELLANEOUS

          15.1  Notices.

          15.1.1 Any notice to any Limited Partner shall be at the address of such Partner set forth in Schedule A hereto or such other mailing address of which such Limited Partner shall advise the General Partner in writing. Any notice to the Partnership or the General Partner shall be at the principal office of the Partnership as set forth in paragraph 2.3. The General Partner may, with the approval of the Advisory Committee, at any time change the location of such office. Prompt notice of any such change shall be given to the Partners.

          15.1.2 Any notice shall be deemed to have been duly given if (i) sent by United States certified or registered mail, return receipt requested, when received, (ii) personally delivered or delivered by telecopy, when received, or (iii) sent by United States Express Mail or overnight courier, on the second following business day.

          15.2 GOVERNING LAW; SEPARABILITY OF PROVISIONS. IT IS THE INTENTION OF THE PARTIES THAT THE INTERNAL LAWS OF THE STATE OF DELAWARE AND, IN PARTICULAR, THE PROVISIONS OF THE PARTNERSHIP ACT, SHALL GOVERN THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS AND THE INTERPRETATION OF THE RIGHTS AND DUTIES OF THE PARTIES, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IF ANY PROVISION OF THIS AGREEMENT SHALL BE HELD TO BE INVALID, THE REMAINDER OF THIS AGREEMENT SHALL NOT BE AFFECTED THEREBY.

          15.3 JUDICIAL PROCEEDINGS. TO THE FULLEST EXTENT PERMITTED BY LAW, ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR TO THE PARTNERSHIP AFFAIRS OR THE RIGHTS OR INTERESTS OF THE PARTNERS OR ANY OF THEM OR THE BREACH OR ALLEGED BREACH OF THIS AGREEMENT, WHETHER ARISING DURING THE PARTNERSHIP TERM OR AT OR AFTER ITS TERMINATION OR DURING OR AFTER THE LIQUIDATION OF THE PARTNERSHIP (EACH OF THE FOREGOING DISPUTES, CONTROVERSIES AND CLAIMS IS HEREINAFTER REFERRED TO AS A "PARTNERSHIP DISPUTE"), SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE STATE OF DELAWARE, AND EACH OF THE PARTIES HERETO (I) UNCONDITIONALLY ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY RELATED APPELLATE COURT AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY AND (II) IRREVOCABLY WAIVES ANY OBJECTION SUCH PARTY MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING A PARTNERSHIP DISPUTE.

          15.4 Entire Agreement. This Agreement constitutes the entire agreement among the parties and it supersedes any prior agreement or understandings among them, oral or written. Except for those contained in the Purchase Agreement or similar agreement pursuant to which Interests in the Partnership are purchased, there are no representations, agreements, arrangements or understandings, oral or written, between or among the Partners relating only to the subject matter of this Agreement which are not fully expressed herein. This Agreement may not be modified or amended other than pursuant to Article X.

          15.5 Headings, etc. The headings in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine or the neuter gender shall include the masculine, the feminine and the neuter.

          15.6 Binding Provisions. Subject to Articles VII and VIII, the covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, personal or legal representatives, successors and assigns of the respective parties hereto.

          15.7 No Waiver. The failure of any Partner to seek redress for violation, or to insist on strict performance, of any covenant or condition of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.

          15.8 Reproduction of Documents. This Agreement and all documents relating hereto, including, without limitation, Consents, waivers, amendments and modifications which may hereafter be executed, and certificates and other information previously or hereafter furnished to any Limited Partner, may be reproduced by it by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process, and any Limited Partner may destroy any original document so reproduced. The Partnership, the General Partner and each Limited Partner agree and stipulate that, to the fullest extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by a Limited Partner in the regular course of business).

          15.9 Confidentiality. Each Partner will maintain the confidentiality of information which is, to the knowledge of such Partner, non-public information regarding the Partnership, (including any Person in which the Partnership holds, or contemplates acquiring, any Investments) received by such Partner pursuant to this Agreement, except as otherwise required by law.

Except as may be required by law, the Partnership shall not use the name of, or make reference to, any of the Limited Partners or any of its Affiliates in any press release or in any public manner without such Limited Partner's prior written consent.

          15.10 No Right to Partition. To the extent permitted by law, and except as otherwise expressly provided in this Agreement, the Partners, on behalf of themselves and their shareholders, partners, heirs, executors, administrators, personal or legal representatives, successors and assigns, if any, hereby specifically renounce, waive and forfeit all rights, whether arising under contract or statute or by operation of law, to seek, bring or maintain any action in any court of law or equity for partition of the Partnership or any asset of the Partnership, or any interest which is considered to be Partnership property, regardless of the manner in which title to any such property may be held.

          15.11 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument, provided that each such counterpart shall be executed by the General Partner.

          15.12 Merger. The Partnership may merge with, or consolidate into, another business entity (as defined in Section 17-211(a) of the Partnership
Act) upon the approval by the General Partner, the Advisory Committee and eighty percent (80%) in Interest of the Class A Limited Partners. The Partnership shall not be a party to any merger or consolidation pursuant to which any Limited Partner would be required to take any voting securities which would cause such Limited Partner to violate any law, regulation or other requirement of any governmental body applicable to such Limited Partner.

          15.13 Exculpation of Certain Partners. In the case of any Limited Partner that itself is a limited partnership, the Partnership and the Partners shall have full recourse to the assets of such Limited Partner for any and all obligations, liabilities, debts, agreements, covenants, representations and/or warranties of such Limited Partner to or with the Partnership and/or the Partners, but the Partnership and the Partners shall not have recourse to any general or limited partners of such Limited Partner.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          GENERAL PARTNER:

                                          FVP GP, L.P.

                                          By:  FrontierVision Inc.,
                                               its general partner


                                               By:/s/ JAMES C. VAUGHN
                                                  --------------------------
                                                  Name:   James C. Vaughn
                                                  Title:  President


                                          WITHDRAWING LIMITED PARTNER:

                                          /s/ JOHN S. KOO
                                          ------------------------------
                                          John S. Koo




ACCEPTED AND AGREED TO AS
TO PARAGRAPHS 5.3.1 AND 7.2.1:

/s/ JAMES C. VAUGHN
- --------------------------------
James C. Vaughn

/s/ JOHN S. KOO
- --------------------------------
John S. Koo

                                  SCHEDULE A

                            AS OF August 11, 1995

                                         CLASS OF INTEREST
                                         [INDICATING WHETHER
                                         SPECIAL AND, IF SO,
NAME AND ADDRESS                         PERCENTAGE OF
   OF PARTNER                            SPECIAL ALLOCATION]                           CAPITAL COMMITMENT
- ----------------                         -------------------                           ------------------
GENERAL PARTNER:
- ----------------

FVP GP, L.P.                             General Partnership                           $  147,156
1777 South Harrison Street
Suite P-200
Denver, Colorado  80210

LIMITED PARTNERS:
- -----------------

J.P. Morgan Investment                   Special Class A - Attributable                $3,400,000
  Corporation                            [2% of Special Allocation]
101 California Street
Suite 3800
San Francisco, CA  94111

1818 II Cable Corp.                      Special Class A - Attributable                $3,351,814
c/o Brown Brothers                       [2% of Special Allocation]
  Harriman & Co.
59 Wall Street
New York, NY  10005

Olympus Cable Corp.                      Special Class A - Attributable                $3,351,814
c/o Olympus Growth                       [2% of Special Allocation]
  Fund II, L.P.
Metro Center
One Station Place
Stamford, CT  06920

First Union Capital                      Special Class A - Attributable                $2,040,000
  Partners, Inc.                          [1.2% of Special Allocation]
One First Union Center
18th Floor
Charlotte, NC  28288

Eos Partners SBIC, L.P.                  Class A - Non Attributable                    $  408,000
520 Madison Avenue
New York, NY  10022

NAME AND ADDRESS
    OF PARTNER                             CLASS OF INTEREST                     CAPITAL COMMITMENT
- -------------------                        -----------------                     ------------------
Tahosa Investors                           Special Class A -                           $204,000
c/o Samuel J. Recht                        Non-Attributable
Quarles & Brady                            [0.08571% of Special
411 East Wisconsin Avenue                    Allocation]
Milwaukee, WI 53202-4497(1)

Kensington Investment                      Special Class A -                           $136,000
  Associates                               Non-Attributable
575 Madison Avenue                         [0.05714% of Special
Suite 1006                                   Allocation]
New York, NY 10022(1)

Pegasus Partners                           Special Class A -                           $204,000
c/o Arnold D. Friedman                     Non-Attributable
27 Hidden Valley Drive                     [0.08571% of Special
Suffern, NY 10901(1)                         Allocation]

Prosperity Associates                      Special Class A -                           $ 34,000
c/o Philippe L. Sommer                     Non-Attributable
1165 Park Avenue                           [0.01429% of Special
Apartment 15C                                Allocation]
New York, NY 10128(1)

SBF Investments Ltd.                       Special Class A -                           $136,000
c/o Dennis Good                            Non-Attributable
7800 Stemmons Freeway                      [0.05714% of Special
10th Floor                                   Allocation]
Dallas, TX 75247(1)

L. Philips  Runyon III                     Special Class A -                           $136,000
Runyon & Howard, P.A.                      Non-Attributable
69 Main Street                             [0.05714% of Special
Peterborough, NH 03458(1)                    Allocation]

Roth Trading Company                       Special Class A -                           $ 68,000
101 Park Avenue                            Non-Attributable
Suite 1800                                 [0.02857% of Special
New York, NY 10178(1)                        Allocation]

Washington Partners                        Special Class A -                           $ 34,000
39 Plumb Hill Road                         Non-Attributable
Washington, CN 06793(1)                    [0.01429% of Special
                                             Allocation]

- ----------------
(1)  With copies to:

     R.E. Loewenberg
     Capital Management Corporation
     450 Park Avenue
     New York, New York 10022

NAME AND ADDRESS
   OF PARTNER                           CLASS OF INTEREST                        CAPITAL COMMITMENT
- ----------------                        -----------------                        -------------------
Duff Ackerman Goodrich -            Special Class A - Attributable                    $ 58,384
FrontierVision, L.P.                [0.4% of Special Allocation]
c/o John M. Duff, Jr.
Two Embarcadero Center
Suite 2930
San Francisco, CA 94111

Richard King Mellon                 Class A - Non-Attributable                        $544,000
  Foundation
c/o Arthur Miltenberger
Richard K. Mellon & Sons
P.O. Box RKM
Ligonier, PA 15658

Mellon Family Investment            Class A - Non-Attributable                        $136,000
  Co., IV
c/o Arthur Miltenberger
Richard K. Mellon & Sons
P.O. Box RKM
Ligonier, PA 15658

J. Cashew Corporation               Class A - Non-Attributable                        $ 54,400
c/o George Dirkes, Esq.
Bancroft & McAlister
601 Montgomery Street
Suite 900
San Francisco, CA 94111

Bertelsen Family Trust              Class A - Non-Attributable                        $ 34,000
Thomas E. Bertelsen, Jr.
201 California Street
2nd Floor
San Francisco, CA 94111

John C. Unkovic, Esq.               Class A - Non-Attributable                        $ 34,000
Reed Smith Shaw & McClay
P.O. Box 2009
Pittsburgh, PA 15230

Roger S. Ahlbrandt                  Clas A - Non-Attributable                         $ 13,600
Dean, School of Business
  Administration
Portland State University
P.O. Box 751
Portland, OR 97207-0751

NAME AND ADDRESS
   OF PARTNER                         CLASS OF INTEREST                        CAPITAL COMMITMENT
- ----------------                      -----------------                        ------------------

Dr. Anne McBride Curtis             Class A - Non-Attributable                        $ 13,600
28 Loyal Lodge
Guilford, CT 06437

Bruce D. Evans, Esq.                Class A - Non-Attributable                        $ 13,600
Reed Smith Shaw & McClay
P.O. Box 2009
Pittsburgh, PA 15219

Frances C. Hardie                   Class A - Non-Attributable                        $ 10,200
c/o James H. Hardie, Esq.
P.O. Box 2009
Pittsburgh, PA 15219

Hardie Brothers                     Class A - Non-Attributable                        $ 13,600
c/o James H. Hardie, Esq.
P.O. Box 2009
Pittsburgh, PA 15219

James H. Hardie                     Class A - Non-Attributable                        $  3,400
c/o James H. Hardie, Esq.
P.O. Box 2009
Pittsburgh, PA 15219

John D. Margolis Trust              Class A - Non-Attributable                        $ 13,600
  (dated 9/16/92)
John D. Margolis
900 Greenwood Street
Evanston, IL 60201

Grover Sams                         Class A - Non-Attributable                        $ 13,600
505 Cypress Pt. Drive
#293
Mountain View, CA 94043

Augustus O. Schroeder               Class A - Non-Attributable                        $ 13,600
764 Fairview Road
Pittsburgh, PA 15238

Justin J. Stevenson,                Class A - Non-Attributable                        $ 13,600
  III, Esq.
Shearman & Sterling
153 East 53rd Street
New York, NY 10022

John W. Weiser, Esq.                Class A - Non-Attributable                        $ 13,600
Bechtel Group Inc.
50 Beale Street
San Francisco, CA 94105

NAME AND ADDRESS
  OF PARTNER                          CLASS OF INTEREST                          CAPITAL COMMITMENT
- ----------------                      -----------------                          ------------------
Mallard Investments                 Class A Non-Attributable                          $ 68,000
  Limited Partnership
c/o Tim Wulinger
20 Basswood Lane
Moreland Hills, Ohio 44022

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                   J.P. Morgan Investment Corp.
                                                            -------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ John W. Watkins
                                                                ---------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             John W. Watkins
       ---------------------------                          -------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                        Vice President
                                                            -------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                   1818 II Cable Corp.
                                                            ------------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Lawrence C. Tucker
                                                                --------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             Lawrence C. Tucker
       ---------------------------                          ------------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                        President
                                                            ------------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                   Olympus Cable Corp.            .
                                                            -----------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ James A. Conroy
                                                                -------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                            James A. Conroy
       ---------------------------                          -----------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                        President
                                                            -----------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                   First Union Capital Partners, Inc.
                                                            -------------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ L. Watts Hamrick III
                                                                ---------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                            L. Watts Hamrick III
       ---------------------------                          -------------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                        Senior Vice President
                                                            -------------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                   Eos Partners SBIC, L.P.
                                                            ------------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Marc Michel
                                                                --------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             Marc Michel
       ---------------------------                          ------------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                General Partner of General Partner
                                                            ------------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                   Tahosa Investors
                                                            -----------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Samuel J. Recht
                                                                -------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             Samuel J. Recht
       ---------------------------                          -----------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                Trustee and Attorney in Fact
                                                            -----------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                               Kensington Investment Associates
                                                            -----------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Charles I. Petschek
                                                                -------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             Charles I. Petschek
       ---------------------------                          -----------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                         General Partner
                                                            -----------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                   Pegasus Partners
                                                            ----------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Arnold D. Friedman
                                                                ------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             Arnold D. Friedman
       ---------------------------                          ----------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:
                                                                   Secretary of Jupiter
August 11, 1995                                                     Holding Corporation, Partner
                                                            ----------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                   Prosperity Associates
                                                            -----------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Philippe L. Sommer
                                                                -------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             Philippe L. Sommer
       ---------------------------                          -----------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                         Trustee
                                                            -----------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                   SBF Investments, Ltd.
                                                            -----------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Sara B. Feldman
                                                                -------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             Sara B. Feldman
       ---------------------------                          -----------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                         General Partner
                                                            -----------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                   Washington Partners
                                                            ------------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Walter C. Bladstrom
                                                                --------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             Walter C. Bladstrom
       ---------------------------                          ------------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                           General Partner
                                                            ------------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                   Roth Trading Company
                                                            --------------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Daniel A. Picard
                                                                ----------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             Daniel A. Picard
       ---------------------------                          --------------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                        General Partner
                                                            --------------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                   L. Phillips Runyon III
                                                            --------------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ L. Phillips Runyon III
                                                                ----------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             L. Phillips Runyon III
       ---------------------------                          --------------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                        Nominee
                                                            --------------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                    Duff Ackerman Goodrich -
                                                                     FrontierVision, L.P.
                                                            -------------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:                                       By: Duff Ackerman Goodrich & Associates, L.P.
                                                            Its: General Partner

FVP GP, L.P.                                                By:   /s/ R. Thomas Goodrich
                                                                ---------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             R. Thomas Goodrich
       ---------------------------                          -------------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                        General Partner
                                                            -------------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                  Richard King Mellon Foundation
                                                            ----------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Arthur D. Miltenberger
                                                                ------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             Arthur D. Miltenberger
       ---------------------------                          ----------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                            Treasurer
                                                            ----------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                            Mellon Family Investment Company, I[nc.]
                                                            -----------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Arthur D. Miltenberger
                                                                -------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             Arthur D. Miltenberger
       ---------------------------                          -----------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                         General Partner
                                                            -----------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                      J Cashew Corporation
                                                            -----------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ George R. Dirkes
                                                                -------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             George R. Dirkes
       ---------------------------                          -----------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                        Assistant Secretary
                                                            -----------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                      Bertelsen Family Trust
                                                            -------------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:                                                                         Dated 12-2-[??]

FVP GP, L.P.                                                By:   /s/ Thomas E. Bertelsen, Jr.
                                                                ---------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                            Thomas E. Bertelsen, Jr.
       ---------------------------                          -------------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                         Trustee
                                                            -------------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                      John Unkovic
                                                            ---------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ John Unkovic
                                                                -----------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn
       ---------------------------                          ---------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995
                                                            ---------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                      Roger Ahlbrandt
                                                            -----------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Roger Ahlbrandt
                                                                -------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn
       ---------------------------                          -----------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995
                                                            -----------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                      Anne McB. Curtis
                                                            -----------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Anne McB. Curtis
                                                                -------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn
       ---------------------------                          -----------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995
                                                            -----------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                      Bruce D. Evans
                                                            -------------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Bruce D. Evans
                                                                ---------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn
       ---------------------------                          -------------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995
                                                            -------------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                      Frances C. Hardie
                                                            ------------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Frances C. Hardie
                                                                --------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn
       ---------------------------                          ------------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995
                                                            ------------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                  Hardie Brothers Company
                                                            ---------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ James H. Hardie
                                                                -----------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             James H. Hardie
       ---------------------------                          ---------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                          General Partner
                                                            ---------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                      James H. Hardie
                                                            ------------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ James H. Hardie
                                                                --------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn
       ---------------------------                          ------------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995
                                                            -----------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                      John D. Margolis Trust
                                                            -------------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:                                                                         Dated 9/16/[9?]

FVP GP, L.P.                                                By:   /s/ John D. Margolis
                                                                ---------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                             John D. Margolis
       ---------------------------                          -------------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                         Trustee
                                                            -------------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                      Grover Sams
                                                            ---------------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Grover Sams
                                                                -----------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn
       ---------------------------                          ---------------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995
                                                            ---------------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                      Augustus O. Schroeder
                                                            --------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Augustus O. Schroeder
                                                                ----------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn
       ---------------------------                          --------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995
                                                            -------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                  Justin J. Stevenson, III, Esq.
                                                            ----------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ Justin J. Stevenson, III, Esq.
                                                                ------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                            Justin J. Stevenson, III, Esq.
       ---------------------------                          ----------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995
                                                            ----------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                                      John W. Weiser
                                                            -----------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:

FVP GP, L.P.                                                By:   /s/ John W. Weiser
                                                                -------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:
       ----------------------------------                   -----------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995
                                                            -----------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                         FRONTIERVISION PARTNERS, L.P.

          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                 SIGNATURE PAGE


            WHEREAS, FRONTIERVISION PARTNERS, L.P. (the "Partnership") is a Delaware limited partnership to be governed by and operated pursuant to the terms and provisions of a First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement");

            WHEREAS, FVP GP, L.P., a Delaware limited partnership, is the general partner of the Partnership (the "General Partner");

            WHEREAS, the undersigned desires to be admitted as a Limited Partner of the Partnership effective as of the date specified by the General Partner in the space below (the "Admission Date");

            WHEREAS, the General Partner hereby consents to the admission of the undersigned as a Limited Partner of the Partnership effective as of the Admission Date.

            NOW, THEREFORE, the parties hereto agree as follows:

            1. By execution of this Signature Page, the undersigned has executed, and shall be and become a party to, the Partnership Agreement, effective as of the Admission Date.

            2. The undersigned is hereby admitted as a Limited Partner of the Partnership, effective as of the Admission Date.

            3. From and after the Admission Date, the undersigned hereby joins in, and agrees to be bound by each and every term and provision of, the Partnership Agreement.

            IN WITNESS WHEREOF, the undersigned and the General Partner have executed this Signature Page as of the Admission Date.

                                                            Mallard Investments Limited Partnership
                                                            ----------------------------------------------
                                                            PRINT NAME OF LIMITED PARTNER
CONSENT TO ADMISSION:                                       By: Mallard Investments, Inc., General Partner

FVP GP, L.P.                                                By:   /s/ Timothy F. Wuliger
                                                                ------------------------------------------
By:  FrontierVision, Inc.                                        SIGNATURE OF LIMITED PARTNER
                                                                 OR AUTHORIZED SIGNATORY

   By:  /s/ James C. Vaughn                                           Timothy F. Wuliger
       ---------------------------                          ----------------------------------------------
        Name:                                               PRINT NAME OF AUTHORIZED
        Title:                                              SIGNATORY

ADMISSION DATE:

August 11, 1995                                                        President
                                                            ----------------------------------------------
                                                            TITLE OF AUTHORIZED SIGNATORY

                                AMENDMENT NO. 1

                                     TO THE

                    FIRST AMENDED AND RESTATED AGREEMENT OF

              LIMITED PARTNERSHIP OF FRONTIERVISION PARTNERS, L.P.

                       DATED AS OF AUGUST 11, 1995
              ----------------------------------------------------

                This Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of FrontierVision Partners, L.P., dated as of August 11, 1995 (the "Agreement"), is dated as of October 31, 1995.

                The Agreement is hereby amended as follows:

                1. A new paragraph 3.11 is hereby added, to read in its entirety as set forth on Exhibit A hereto.

                2. Schedule A to the Agreement is hereby amended to read in its entirety as set forth in the Schedule A attached hereto.

                Except as expressly amended hereby, the Agreement is, and shall remain, in full force and effect.

               IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the 31st day of October, 1995.


                                     GENERAL PARTNER:
                                     ---------------

                                     FVP GP, L.P.

                                     By:     FrontierVision Inc.,
                                             its general partner



                                             By:/s/ JAMES C. VAUGHN
                                                ---------------------------
                                                James C. Vaughn,
                                                President



                                     LIMITED PARTNERS:
                                     ----------------

                                     All Limited Partners by the General
                                     Partner pursuant to the Power of
                                     Attorney granted by paragraph 12.1
                                     of the Agreement.

                                     FVP GP, L.P.

                                     By:     FrontierVision Inc.,
                                             its general partner



                                             By:/s/ JAMES C. VAUGHN
                                                ---------------------------
                                                James C. Vaughn,
                                                President

                               Amendment No. 2

                                   to the

                   First Amended and Restated Agreement of

            Limited Partnership of FrontierVision Partners, L.P.

                         dated As of August 11, 1995


         This Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of FrontierVision Partners, L.P. dated as of August 11, 1995, as amended by Amendment No. 1 dated as of October 31, 1995 (the "Agreement"), is dated as of the date set forth below.

         Section 2.5 of the Agreement is hereby amended to read in its entirety as follows:

                          "2.5  Term.  The term of the Partnership commenced on
                 April 17, 1995, and shall continue in full force and effect until December 31, 2005, which period (i) may be extended by the General Partner to a date not later than June 30, 2007 if the General Partner determines that such extension is in the best interest of the Partnership and the Advisory Committee approves such extension and (ii) shall be extended by the General Partner to whatever date (but not later than June 30, 2007) the Advisory Committee requests, in each case not later than thirty (30) days prior to the last day of the term, as then extended, or until dissolution prior thereto pursuant to the provisions hereof."

         Except as expressly amended hereby, the Agreement is, and shall remain, in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 in multiple counterparts as of the _____ day of March, 1996.


                                         GENERAL PARTNER:

                                         FVP GP, L.P.

                                         By:     FrontierVision Inc.,
                                                 its general partner


                                                 By:   /s/ James C. Vaughn
                                                    ---------------------------
                                                     James C. Vaughn,
                                                     President


                                         LIMITED PARTNERS:

                                         All Limited PaRtners (other
                                         than those whose signatures appear on
                                         the signature pages hereof) by the
                                         General Partner pursuant to the Power
                                         of Attorney granted by paragraph 12.1
                                         of the Agreement.

                                         FVP GP, L.P.

                                         By:     FrontierVision Inc.,
                                                 its general partner


                                                 By:   /s/ James C. Vaughn
                                                    ---------------------------
                                                     James C. Vaughn,
                                                     President

            [Signature page to Amendment No. 2 to First Amended and
                   Restated Agreement of Limited Partnership]




                                         FIRST UNION CAPITAL PARTNERS, INC.


                                         By:   /s/ L. Watts Hamrick III
                                            -----------------------------------
                                             Title:  Senior Vice President

            [Signature page to Amendment No. 2 to First Amended and
                   Restated Agreement of Limited Partnership]




                                         1818 II CABLE CORP.


                                         By:   /s/ [ILLEGIBLE]
                                            ---------------------------------
                                            Title:

            [Signature page to Amendment No. 2 to First Amended and
                   Restated Agreement of Limited Partnership]





                                         OLYMPUS CABLE CORP.


                                         By:  /s/. James A. Conroy
                                            -----------------------------------
                                            Title:  President

            [Signature page to Amendment No. 2 to First Amended and
                   Restated Agreement of Limited Partnership]





                                         J.P. MORGAN INVESTMENT CORP.


                                         By:   /s/ John W. Watkins
                                            -----------------------------------
                                            Title:

            [Signature page to Amendment No. 2 to First Amended and
                   Restated Agreement of Limited Partnership]





                                         EOS PARTNERS SBIC, L.P.


                                         By:   /s/ Marc Michel
                                            -----------------------------------
                                            General Partner of General Partner

            [Signature page to Amendment No. 2 to First Amended and
                   Restated Agreement of Limited Partnership]





                                   DUFF ACKERMAN GOODRICH -
                                   FRONTIERVISION, L.P.

                                   By Duff Ackerman Goodrich & Associates, L.P.
                                        Its General Partner


                                   By:  /s/ R. Thomas Goodrich
                                      -----------------------------------------
                                       Title:  General Partner